UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 07513 )

Exact name of registrant as specified in charter: Putnam Funds Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: February 28, 2007

Date of reporting period: March 1, 2006— February 28, 2007

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Floating Rate Income Fund

2|28|07

Annual Report

PUTNAM
INVESTMENTS

INCOME FUNDS
invest in bonds and other securities with the goal of providing a steady stream of income over time.

What makes
Putnam different?

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

In 1830, Massachusetts Supreme Judicial
Court Justice Samuel Putnam estab-
lished The Prudent Man Rule,
a legal foundation for responsible
money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam
Floating Rate
Income Fund

2| 28| 07

Annual Report

Message from the Trustees	1
About the fund	2
Report from the fund managers	5
Performance	9
Expenses	11
Portfolio turnover	13
Your fund’s management	14
Terms and definitions	16
Trustee approval of management contract	17
Other information for shareholders	21
Financial statements	22
Federal tax information	41
About the Trustees	42
Officers	46

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder:

From our present vantage point, it has become apparent that certain sectors of the U.S. economy have slowed somewhat, although the global economy continues to demonstrate healthy growth. In recent weeks, financial markets have reflected increased uncertainty about the effects of the housing market decline and tighter credit standards by mortgage lenders on the U.S. economy. However, we believe that the U.S. economy is flexible enough to adapt to these challenges, just as it has adapted to other challenges that have arisen in the course of the recent economic expansion.

As you may have heard, on February 1, 2007, Marsh & McLennan Companies, Inc. announced that it had signed a definitive agreement to sell its ownership interest in Putnam Investments Trust, the parent company of Putnam Management and its affiliates, to Great-West Lifeco Inc. Great-West Lifeco Inc. is a financial services holding company with operations in Canada, the United States, and Europe and is a member of the Power Financial Corporation group of companies. This transaction is subject to regulatory approvals and other conditions, including the approval of new management contracts by shareholders of a substantial number of Putnam funds at shareholder meetings scheduled for May 15, 2007. Proxy solicitation materials related to these meetings, which provide detailed information regarding the proposed transaction, were recently mailed. We currently expect the transaction to be completed by the middle of 2007.

Putnam’s team of investment and business professionals will continue to be led by Putnam President and Chief Executive Officer Ed Haldeman. Your Trustees have been actively involved through every step of the discussions, and we will continue in our role of overseeing the Putnam funds on your behalf.

We would like to take this opportunity to announce that a new independent Trustee, Kenneth R. Leibler, has joined your fund’s Board of Trustees. Mr. Leibler has had a distinguished career as a leader in the investment management industry. He is a founding partner of and advisor to the Boston Options Exchange; a Trustee of Beth Israel Deaconess Hospital in Boston; a lead director of Ruder Finn Group, a global communications and advertising firm; and a director of Northeast Utilities.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies for the fiscal period ended February 28, 2007, and provide their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Putnam Floating Rate Income Fund:
offers protection from higher interest rates

As most people know, rising interest rates can have a negative effect on your finances by making borrowing more expensive. But rising interest rates can also hurt your investments, especially if you are investing in bonds. When rates rise, bond prices fall.

Putnam Floating Rate Income Fund offers some protection from the risk of rising interest rates by investing, typically, in floating-rate bank loans, which are loans issued by banks to corporations. Interest rates on these loans adjust to reflect changes in short-term interest rates — when rates rise, they pay a higher yield. Also, they are generally senior in a company’s capital structure and secured by the company’s assets, such as buildings and equipment.

As the graph below shows, the “floating rate” feature has helped bank loans perform well during periods when rising rates hurt the performance of other bonds. Although the floating-rate feature does not eliminate interest-rate or inflation risk, floating-rate loans can help an income-oriented portfolio weather the ups and downs of a full interest-rate cycle.

Of course, floating-rate loans have risks, and their prices can fall. They are typically issued on behalf of companies that lack investment-grade credit ratings. Like high-yield corporate bonds, they are considered to have a greater chance of default and can be illiquid. Having said that, the “senior-secured” status of the loans means that loan lenders are generally paid before any unsecured debt holders in the event of a liquidation of the company’s assets due to bankruptcy. The fund is not a money market fund and does not seek to maintain a stable net asset value. Its share price fluctuates with market conditions, and it may lose value during periods of declining interest rates.

The portfolio team that manages Putnam Floating Rate Income Fund analyzes these risks as part of its disciplined investment process. The team has developed expertise as Putnam has been investing in floating-rate bank loans since 1997.

Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Bank loans: A market
of growing importance

Bank loans may be a less familiar asset class to many investors, but over the past 10 years, the market has grown to be a significant component of the fixed-income credit markets. By the year 2000, the size of the floating-rate loan market exceeded that of corporate high-yield bonds, and issuance of floating-rate loans continues to grow rapidly.

The market’s expansion is an advantage for investors because it helps to make the loans easier to trade, reducing their liquidity risk. While there is no formal clearinghouse for bank loans, like a stock exchange, third-party services provide pricing information to facilitate trading. Growth also means a greater number and variety of companies get financing through bank loans, increasing the diversification opportunities for funds that invest in bank loans.

Floating-rate loans tend to perform well when interest rates rise, protecting investors who rely on bonds for income.

                                                                                                                                                                                                                                                                                                      3

Putnam Floating Rate Income Fund seeks high current income, with preservation of capital as a secondary goal, by investing in below-investment-grade U.S. corporate debt securities that have floating rates of interest. The fund may be appropriate for investors seeking high income who are willing to assume the risks of investing in below-investment-grade debt.

Highlights

• For the 12 months ended February 28, 2007, Putnam Floating Rate Income Fund’s class A shares had a total return of 6.43% without sales charges.

• During the period, the fund’s primary and secondary benchmark were switched. The Lehman U.S. High Yield Loan Index, now the fund’s primary benchmark, returned 7.50% . The S&P/LSTA Leveraged Loan Index (LLI), now the fund’s secondary benchmark, returned 6.94% .

• The average return for the fund’s Lipper category, Loan Participation Funds, was 6.51% .

• Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 9.

Performance

Total return for class A shares for periods ended 2/28/07

	Average annual return		Cumulative return
	NAV	POP	NAV	POP

Life of fund (inception: 8/4/04)	5.02%	3.65%	13.39%	9.64%

1 year	6.43	2.93	6.43	2.93

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at POP reflect a maximum sales charge of 3.25% . For the most recent month-end performance, visit www.putnam.com. For a portion of the period, this fund limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply.

4

Report from the fund managers

The year in review

The performance of investments in the floating-rate bank-loan market continued to be solid during your fund’s 2007 fiscal year, which ended February 28, 2007. However, your fund’s focus on higher-quality investments detracted from its performance because lower-quality securities, which are reflected in the benchmark and the portfolios of many of the fund’s peers, had stronger returns during the period. This explains why the fund’s results at net asset value (NAV, or without sales charges) lagged results for its benchmark indexes and the average for its Lipper peer group. The fund invests primarily in senior-secured floating-rate bank-debt securities whose interest payments are based on the London Inter-Bank Offered Rate, or LIBOR, an international benchmark for short-term loan interest rates.

Market overview

The market environment for floating-rate bank loans over the 12-month period was generally favorable, marked by low volatility and record low default rates by borrowers. Three times in the first half of the period, the Federal Reserve (the Fed) raised short-term interest rates by one-quarter of a percentage point. However, beginning in August 2006, the Fed paused its series of short-term interest-rate increases while retaining its stated bias toward resuming them in the future. As of February 28, 2007, the federal funds rate — the overnight lending rate that banks charge each other, which guides other short-term rates and which the Fed controls — remained at 5.25% . Following the Fed’s lead, LIBOR increased throughout the first half of the period, but began to decline after August and ended the period relatively flat.

The period from March 2006 through February 2007 was marked by record issuance in the bank-loan marketplace. For several months, a technical imbalance existed in which supply outstripped demand. One of the reasons for the heavy supply was the relatively stable credit environment that the markets enjoyed over the 12-month period. In such

Market sector performance

These indexes provide an overview of performance in different market sectors for the 12 months ended 2/28/07.

Bonds

Lehman U.S. High Yield Loan Index
(broad U.S. high-yield market)	7.50%

S&P/LSTA Leveraged Loan Index (LLI)
(U.S. leveraged loans)	6.94%

Lehman Aggregate Bond Index
(broad bond market)	5.54%

Lehman Municipal Bond Index
(tax-exempt bonds)	4.96%

Equities

S&P 500 Index
(broad stock market)	11.97%

Russell 1000 Index
(large-company stocks)	12.25%

MSCI EAFE Index
(international stocks)	21.07%

5

an environment, floating-rate bank loans, which can be prepaid at any time, can appear more attractive than other methods of raising capital, such as a bond issue. Large borrowers, such as leveraged buyout sponsors, increasingly favored these loans over bond issues during the period.

In the spring of 2006, new bank-loan securities were being issued with higher yields than those available from existing securities. This resulted in a price decline for older, lower-yielding securities. Selling pressure was most pronounced at the upper end of the credit spectrum for these securities (e.g., Ba-rated securities), as investors trimmed their portfolios to make way for newer securities with higher yields. During the summer months, though, the supply-demand environment stabilized. New issuance abated and rising demand absorbed the new supply. By far the largest source of demand for bank loans continued to come from collateralized loan obligations, or CLOs. CLOs are institutionally oriented, highly leveraged, closed-end partnerships that purchase bank loans for long-term investment.

Strategy overview

In managing the portfolio, we emphasize broad diversification and investments in the higher-quality tiers of the bank-loan market. However, shareholders should note that most of the companies that issue senior-secured loans have below-investment-grade credit ratings from Moody’s and Standard & Poor’s. During the 12-month period, we maintained a larger-than-benchmark position in securities rated Ba and held very few securities with ratings at the lowest end of the below-investment-grade credit spectrum (Caa-rated and below).

To help mitigate risk, our approach to portfolio construction seeks to maintain a diversified structure in which, under normal market conditions, no single issuer represents more than 1% of total assets. We also work to keep the portfolio’s overall credit quality higher than that of the benchmark index. We analyze each company that we invest in, ensuring that we fully understand its credit quality and potential price volatility. In this way, we seek to generate strong returns with relatively low credit risk.

The fund’s assets continued to increase throughout the period, and given the ample supply of issuance, we were able to consistently find appropriate opportunities while keeping our focus on building a relatively high-quality, diversified portfolio. However, we mainly added to existing portfolio positions over the period, so that the number of loans increased only modestly during that time.

6

Your fund’s holdings

In order to construct a diverse, high-quality portfolio, we focused on securities we believed to have positive credit fundamentals, adequate liquidity, and reasonable downside protection. At the same time, we sought to manage the fund’s exposure to prepayment risk, the risk that the loans we purchased for the fund might be prepaid prior to their maturity. In other words, companies issuing bank loans can choose to refinance their debt at any time. Investors in loans — including your fund — may purchase the loans when they are selling at prices above par, or face value. Such purchases can leave the investor with the potential of principal loss when the issuer repays the loan at par.

The fund’s core investments are floating-rate bank loans (also known as senior-secured bank debt). Yields from these loans adjust to reflect changes in short-term interest rates — when rates rise, they pay a higher yield. Also, they are generally senior in a company’s capital structure, meaning they are most likely to be repaid in the event of a liquidation, and they are secured by the company’s assets, such as buildings and equipment. At any given time, a small segment of the fund’s portfolio is also invested in floating-rate notes, second-lien loans, high-quality bonds (those viewed by the market as being extremely liquid), and cash equivalents. During the period, the fund’s holdings in floating-rate notes, which are unsecured investments that offer significantly higher yields than bank loans, helped performance. The interest rates of floating-rate notes adjust periodically based on indices such as LIBOR. Second-lien loans also offer higher yields than floating-rate bank loans, but are ranked lower than bank loans within an issuer’s capital structure.

As mentioned above, the fund’s continued focus on higher-quality investments (in order to reduce overall credit risk in the portfolio) was the biggest detractor from performance, because lower-quality securities posted higher returns for the period. However, we continue to believe that this focus is the most prudent way for us to pursue consistent, long-term results for the fund’s shareholders despite changing market conditions.

Please note that any holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Top holdings

This table shows the fund’s top holdings, and the percentage of the fund’s net assets that each represented, as of 2/28/07. The fund’s holdings will change over time.

Holding	Percent of fund’s net assets	Industry

Idearc, Inc.	1.0%	Regional Bells

Cablevision Systems Corp.	1.0%	Cable television

Oshkosh Truck Corp.	1.0%	Automotive

Davita, Inc.	1.0%	Medical services

SunGard Data Systems, Inc.	0.9%	Computers

Aleris International, Inc.	0.9%	Metals

AMI Semiconductor, Inc.	0.8%	Semiconductor

NXP BV/NXP Funding, LLC	0.8%	Electronics

AmeriPath, Inc.	0.8%	Medical services

General Motors Corp.	0.8%	Automotive

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The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

Following the close of the 12-month period, financial markets were buffeted by severe problems within the sub-prime mortgage lending industry. Sub-prime lenders offer mortgages to prospective homeowners with troubled credit histories. These companies are currently faced with sharply increasing delinquency and default rates by borrowers, a cutoff of credit from some lending banks, and increased regulatory scrutiny. In light of this situation, we want to reassure shareholders that the fund does not hold any sub-prime mortgages or sub-prime derivatives in its portfolio. In addition, the fund has a significantly smaller-than-benchmark position in the financial sector. At present, we do not see evidence of an impending broad financial market “contagion” from sub-prime loans that would significantly affect the bank-loan market and, importantly, we have not seen any deterioration in corporate fundamentals. Most issuers of bank loans, in fact, recently reported strong fourth-quarter earnings.

More broadly, we believe that fundamental factors within the bank loan market remain positive. Though investors seem to be exhibiting a bit more uncertainty about the economy than they have in some time, we still anticipate U.S. gross domestic product growth to be between 2% and 3% for 2007. With the healthy economic environment that we have seen, default rates for bank loans have been so low by historical standards that it appears they can only go higher. However, we do not anticipate a significant increase in defaults in the bank-loan marketplace in the near future, as it continues to enjoy ample liquidity and strong demand.

With bank-loan valuations at historical highs, we believe that prudent risk management suggests we maintain our strategy of avoiding the lowest-quality segments of the market. Although our emphasis on higher-quality securities resulted in modest underperformance in the midst of a strong market environment, we believe that over the longer term, a higher average credit quality offers the potential to boost fund performance in a down market. Our strategy going forward is to selectively seek securities with attractive capital structure within the floating-rate bank-loan market.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Floating-rate funds are not money market funds and do not seek to maintain a stable net asset value. Although floating-rate instruments may reduce risk related to changes in interest rates, they do not eliminate it. In addition, the fund is subject to other significant risks associated with below-investment-grade securities, such as the risk of default in payment on the instruments. Accordingly, the share price of floating-rate funds will fluctuate with market conditions. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Lower-rated bonds may offer higher yields in return for more risk.

8

Your fund’s performance

This section shows your fund’s performance for periods ended February 28, 2007, the end of its fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/28/07

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(8/4/04)		(9/7/04)		(9/7/04)		(9/7/04)		(9/7/04)	(10/4/05)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	13.39%	9.64%	11.68%	9.68%	11.20%	11.20%	12.97%	10.77%	12.70%	13.74%
Annual average	5.02	3.65	4.40	3.66	4.22	4.22	4.87	4.06	4.77	5.14

1 year	6.43	2.93	5.80	2.80	5.67	4.67	6.27	4.20	6.18	6.73

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a maximum sales charge of 3.25% and 2.00%, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 3% in the first year, declining to 1% in the fourth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year and is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the period, this fund limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $11,168 ($10,968 with contingent deferred sales charge). Class C shares would have been valued at $11,120, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,800 after sales charge) would have been valued at $11,077 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $11,270 and $11,374, respectively.

* These returns are from 7/31/04 because only data from the month-end closest to the fund's inception date (8/4/04) is available. The Lehman U.S. High Yield Loan Index commenced calculations on 1/1/06.

9

Comparative index returns For periods ended 2/28/07

		S&P/LSTA	Lipper Loan
	Lehman U.S. High	Leveraged	Participation Funds
	Yield Loan Index	Loan Index	category average‡

Life of fund	—*	16.12%†	14.18%
Annual average	—	5.96†	5.29

1 year	7.50%	6.94	6.51

Index and Lipper results should be compared to fund performance at net asset value.
* Inception of the index is 1/1/06.
† These returns are from 7/31/04 to 2/28/07 because only data from the month-end closest to the fund's inception date (8/4/04) is available.
‡ Over the 1-year and life-of-fund periods ended 2/28/07, there were 54 and 35 funds, respectively, in this Lipper category.

Fund price and distribution information For the 12-month period ended 2/28/07

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	12		12	12	12		12	12

Income	$0.603385		$0.543344	$0.528348	$0.588328		$0.578310	$0.628423

Capital gains	—		—	—	—		—	—

Total	$0.603385		$0.543344	$0.528348	$0.588328		$0.578310	$0.628423

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

2/28/06	$10.01	$10.35	$10.01	$10.01	$10.01	$10.21	$10.01	$10.01

2/28/07	10.03	10.37	10.03	10.03	10.03	10.23	10.03	10.03

Current yield (end of period)
Current dividend rate[1]	6.92%	6.69%	6.27%	6.11%	6.76%	6.63%	6.65%	7.19%

Current 30-day SEC yield[2,3]
(with expense limitation)	6.48	6.27	5.88	5.72	6.33	6.21	6.23	6.73

Current 30-day SEC yield[3]
(without expense limitation)	6.48	6.26	5.87	5.72	6.33	6.20	6.23	6.73

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 For a portion of the period, this fund limited expenses, without which yields would have been lower.

3 Based only on investment income, calculated using SEC guidelines.

Fund performance as of most recent calendar quarter Total return for periods ended 3/31/07

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(8/4/04)		(9/7/04)		(9/7/04)		(9/7/04)		(9/7/04)	(10/4/05)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	13.79%	10.04%	12.02%	10.02%	11.53%	11.53%	13.37%	11.14%	13.07%	14.17%
Annual average	4.98	3.66	4.36	3.66	4.19	4.19	4.83	4.05	4.73	5.11

1 year	6.22	2.73	5.58	2.59	5.44	4.44	6.06	3.99	5.97	6.49

Fund’s annual operating expenses For the fiscal year ended 2/28/06

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses*	1.10%	1.70%	1.85%	1.25%	1.35%	0.85%

Total annual fund operating expenses	1.12	1.72	1.87	1.27	1.37	0.87

* Reflects Putnam Management's decision to contractually limit expenses through 2/29/08.

Expense information in this table may differ from that shown in the next section and in the financial highlights of this report.

10

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Floating Rate Income Fund from September 1, 2006, to February 28, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 5.21	$ 8.23	$ 8.99	$ 5.97	$ 6.47	$ 3.95

Ending value (after expenses)	$1,040.50	$1,037.30	$1,036.60	$1,039.40	$1,039.10	$1,041.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended February 28, 2007, use the calculation method below. To find the value of your investment on September 1, 2006, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 09/01/2006 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 5.16	$ 8.15	$ 8.90	$ 5.91	$ 6.41	$ 3.91

Ending value (after expenses)	$1,019.69	$1,016.71	$1,015.97	$1,018.94	$1,018.45	$1,020.93

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

11

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized expense ratio*	1.03%	1.63%	1.78%	1.18%	1.28%	0.78%

Average annualized expense ratio for Lipper peer group†	1.07%	1.67%	1.82%	1.22%	1.32%	0.82%

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

† Simple average of the expenses of all front-end load funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 12/31/06. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

12

Your fund’s portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons

Percentage of holdings that change every year

	2007	2006	2005

Putnam Floating Rate Income Fund	89%	60%	51%*

Lipper Loan Participation Funds category average	54%	55%	59%

* For the period of August 4, 2004, through February 28, 2005.

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on February 28. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2007 is based on information available as of 2/28/07.

13

Your fund’s management

Your fund is managed by the members of the Putnam Core Fixed-Income High-Yield Team. Paul Scanlon is the Portfolio Leader, and Joseph Towell is a Portfolio Member of your fund. The Portfolio Leader and Portfolio Member coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Core Fixed-Income High-Yield Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Member have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of February 28, 2007, and February 28, 2006.

Trustee and Putnam employee fund ownership

As of February 28, 2007, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$7,083,000	$101,000,000

Putnam employees	$2,675,000	$459,000,000

Fund manager compensation

The total 2006 fund manager compensation that is attributable to your fund is approximately $530,000. This amount includes a portion of 2006 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2006 compensation paid to the Group Chief Investment Officer of the fund’s broader investment category for his oversight responsibilities, calculated based on the fund assets he oversees taken as a percentage of the total assets he oversees. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2006, the calculation reflects annualized 2006 compensation or an estimate of 2007 compensation, as applicable.

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Other Putnam funds managed by the Portfolio Leader and Portfolio Member

Paul Scanlon is also a Portfolio Leader of Putnam High Yield Advantage Fund and Putnam High Yield Trust. He is also a Portfolio Member of Putnam Diversified Income Trust, Putnam Master Intermediate Income Trust, and Putnam Premier Income Trust.

Paul Scanlon and Joseph Towell may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

During the year ended February 28, 2007, Portfolio Member Neal Reiner left your fund’s management team.

Putnam fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in all Putnam mutual funds (in dollar ranges). Information shown is as of February 28, 2007, and February 28, 2006.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Philippe Bibi	2007							•

Chief Technology Officer	2006							•

Joshua Brooks	2007							•

Deputy Head of Investments	2006							•

William Connolly	2007							•

Head of Retail Management	2006							•

Kevin Cronin	2007							•

Head of Investments	2006							•

Charles Haldeman, Jr.	2007							•

President and CEO	2006							•

Amrit Kanwal	2007						•

Chief Financial Officer	2006					•

Steven Krichmar	2007							•

Chief of Operations	2006						•

Francis McNamara, III	2007							•

General Counsel	2006							•

Jeffrey Peters	2007							•

Head of International Business	N/A

Richard Robie, III	2007						•

Chief Administrative Officer	2006						•

Edward Shadek	2007							•

Deputy Head of Investments	2006							•

Sandra Whiston	2007							•

Head of Institutional Management	2006						•

N/A indicates the individual was not a member of Putnam’s Executive Board as of 2/28/06.

15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 3.25% maximum sales charge for class A shares and 2.00% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 3% maximum during the first year to 1% during the fourth year. After the fourth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman U.S. High Yield Loan Index is an unmanaged index of U.S.-dollar denominated syndicated term loans.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

Russell 1000 Index is an unmanaged index of the 1,000 largest companies in the Russell 3000 Index.

S&P/LSTA Leveraged Loan Index (LLI) is an unmanaged index of U.S. leveraged loans.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

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Trustee approval
of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2006, the Contract Committee met four times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2006.

This approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 1st percentile in management fees and in the 25th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2005 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2007. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this

17

commitment to limit fund expenses has served shareholders well since its inception. In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to implement an additional expense limitation for certain funds for the twelve months beginning January 1, 2007 equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper based on the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the Lipper custom peer group data for the period ended December 31, 2005. This additional expense limitation will not be applied to your fund.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, including a study of potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis. Because many of the costs incurred by Putnam Management in managing the funds are not readily identifiable to particular funds, the Trustees observed that the methodology for allocating costs is an important factor in evaluating Putnam Management’s costs and profitability, both as to the Putnam funds in the aggregate and as to individual funds. The Trustees reviewed Putnam Management’s cost allocation methodology with the assistance of independent consultants and concluded that this methodology was reasonable and well-considered.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value

18

was in the 50th percentile of its Lipper Inc. peer group (Lipper Loan Participation Funds) for the one-year period ended March 31, 2006 (the first percentile being the best performing funds and the 100th percentile being the worst performing funds). (Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-year period ended March 31, 2006, there were 39 funds in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.)

 As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Loan Participation Funds category for the one-year and life-of-fund periods ended March 31, 2007, were 55% and 68%, respectively. Over the one-year and life-of-fund periods ended March 31, 2007, the fund ranked 31st out of 56 and 25th out of 36 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

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Approval of new management contracts in connection with pending change in control

As discussed in the “Message from the Trustees” at the beginning of this shareholder report, on February 1, 2007, Marsh & McLennan Companies, Inc. announced that it had signed a definitive agreement to sell its ownership interest in Putnam Investments Trust, the parent company of Putnam Management and its affiliates, to Great-West Lifeco Inc., a member of the Power Financial Corporation group of companies. This transaction is subject to regulatory approvals and other conditions, including the approval of new management contracts by shareholders of a substantial number of Putnam funds at shareholder meetings scheduled for May 15, 2007. Proxy solicitation materials related to these meetings, which provide detailed information regarding the transaction, were recently mailed. The transaction is currently expected to be completed by the middle of 2007.

At an in-person meeting on February 8-9, 2007, the Trustees considered the approval of new management contracts for each Putnam fund proposed to become effective upon the closing of the transaction, and the filing of a preliminary proxy statement. At an in-person meeting on March 8-9, 2007, the Trustees considered the approval of the final forms of the proposed new management contracts for each Putnam fund and the proxy statement. They reviewed the terms of the proposed new management contracts and the differences between the proposed new management contracts and the current management contracts. They noted that the terms of the proposed new management contracts were substantially identical to the current management contracts, except for certain changes developed at the initiative of the Trustees and designed largely to address inconsistencies among various of the existing contracts, which had been developed and implemented at different times in the past. In considering the approval of the proposed new management contracts, the Trustees also considered, as discussed further in the proxy statement, various matters relating to the transaction. Finally, in considering the proposed new management contracts, the Trustees also took into account their deliberations and conclusions (discussed above in the preceding paragraphs of the “Trustee Approval of Management Contract” section) in connection with the most recent annual approval of the continuance of the Putnam funds’ management contracts effective July 1, 2006, and the extensive materials that they had reviewed in connection with that approval process. Based upon the foregoing considerations, on March 9, 2007, the Trustees, including all of the Independent Trustees, unanimously approved the proposed new management contracts and determined to recommend their approval to the shareholders of the Putnam funds.

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Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

21

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

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Report of Independent Registered Public Accounting Firm

The Board of Trustees of Putnam Funds Trust and Shareholders of
Putnam Floating Rate Income Fund:

We have audited the accompanying statement of assets and liabilities of Putnam Floating Rate Income Fund, a series of Putnam Funds Trust, including the fund’s portfolio, as of February 28, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years or periods in the period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2007 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Floating Rate Income Fund as of February 28, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years or periods in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
April 16, 2007

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The fund’s portfolio 2/28/07

SENIOR LOANS (89.2%)* (c)

	Principal amount	Value

Automotive (4.7%)
Affinia Group, Inc. bank term loan
FRN Ser. B, 8.36s, 2011	$ 413,695	$ 416,539
BHM Technologies, LLC bank term
loan FRN 8.366s, 2013	1,474,468	1,430,234
Dana Corp. bank term loan FRN
7.82s, 2008	2,750,000	2,752,967
Delphi Corp. bank term loan FRN
Ser. C, 8 1/8s, 2008	3,200,000	3,218,000
General Motors Corp. bank term
loan FRN 7.745s, 2013	4,000,000	4,042,000
Lear Corp. bank term loan FRN
7.863s, 2013	3,140,550	3,151,674
Oshkosh Truck Corp. bank term
loan FRN Ser. B, 7.37s, 2013	4,950,000	4,988,892
Tenneco Automotive, Inc. bank
term loan FRN Ser. B, 7.31s, 2012	872,143	875,196
Tenneco Automotive, Inc. bank
term loan FRN Ser. B1, 7.322s, 2012	383,117	384,458
Visteon Corp. bank term loan FRN
Ser. B, 8.38s, 2007	2,050,000	2,069,475
		23,329,435

Basic Materials (10.3%)
Aleris International, Inc. bank term
loan FRN Ser. B, 7 3/4s, 2013	4,250,000	4,287,188
Armstrong World Industries, Inc.
bank term loan FRN Ser. B,
7.07s, 2013	1,745,625	1,749,989
Basell NV bank term loan FRN
Ser. B2, 7.6s, 2013 (Netherlands)	541,667	546,745
Basell NV bank term loan FRN
Ser. B4, 7.6s, 2013 (Netherlands)	108,333	109,349
Basell NV bank term loan FRN Ser. C2,
8.35s, 2013 (Netherlands)	541,667	546,745
Basell NV bank term loan FRN Ser. C4,
8.35s, 2013 (Netherlands)	108,333	109,349
Celanese Corp. bank term loan FRN
Ser. B, 7.114s, 2011	2,353,142	2,369,482
Covalence Specialty Materials Corp.
bank term loan FRN 8 5/8s, 2013	1,000,000	1,000,000
Covalence Specialty Materials Corp.
bank term loan FRN 7 3/8s, 2013	2,879,016	2,876,768
Georgia-Pacific Corp. bank term
loan FRN Ser. B, 7.357s, 2013	2,479,975	2,501,675
Georgia-Pacific Corp. bank term
loan FRN Ser. B2, 7.114s, 2012	2,450,000	2,471,438
Graphic Packaging Corp. bank term
loan FRN Ser. C, 7.861s, 2010	1,581,158	1,599,441
Hexion Specialty Chemicals, Inc.
bank term loan FRN 7 7/8s, 2013	2,543,625	2,562,702
Innophos, Inc. bank term loan FRN
7.57s, 2010	1,408,014	1,415,642
ISP Chemco, Inc. bank term loan
FRN Ser. B, 7 3/8s, 2013	2,282,750	2,305,169
Lucite International Group
Holdings, Ltd. bank term loan FRN
Ser. B, 8.07s, 2013 (United Kingdom)	1,326,160	1,340,251

SENIOR LOANS (89.2%)* (c) continued

	Principal amount	Value

Basic Materials continued
Lucite International Group
Holdings, Ltd. bank term loan FRN
Ser. DD, 6.856s, 2013
(United Kingdom) (U)	$ 467,176	$ 472,139
Lyondell Chemical Co. bank term
loan FRN Ser. B, 7.11s, 2013	3,532,250	3,555,309
Momentive Performance
Materials, Inc. bank term loan FRN
7 5/8s, 2013	4,000,000	4,034,000
Mosaic Co. (The) bank term loan
FRN Ser. B, 7.113s, 2013	1,500,000	1,514,063
Nalco Co. bank term loan FRN
Ser. B, 7.106s, 2010	1,996,608	2,009,444
NewPage Corp. bank term loan
FRN 8.362s, 2011	1,746,583	1,768,415
Novelis, Inc. bank term loan FRN
7.61s, 2012	1,034,247	1,034,985
Novelis, Inc. bank term loan FRN
Ser. B, 7.61s, 2012	1,796,324	1,797,606
PQ Corp. bank term loan FRN
Ser. B, 7.37s, 2012	2,165,212	2,176,038
Rockwood Specialties Group, Inc.
bank term loan FRN Ser. E,
7.36s, 2012	2,457,412	2,476,764
Smurfit-Stone Container Corp.
bank term loan FRN 5.222s, 2010	95,621	96,490
Smurfit-Stone Container Corp.
bank term loan FRN Ser. B,
7 5/8s, 2011	453,838	457,964
Smurfit-Stone Container Corp.
bank term loan FRN Ser. C,
7 5/8s, 2011	276,687	279,203
Smurfit-Stone Container Corp.
bank term loan FRN Ser. C1,
7 5/8s, 2011	346,160	349,307
Tube City IMS Corp. bank term
loan FRN 9 1/2s, 2014	1,204,054	1,213,084
Tube City IMS Corp. bank term
loan FRN 7.57s, 2014	145,946	147,041
		51,173,785

Broadcasting (2.5%)
Cumulus Media, Inc. bank term loan
FRN 7.333s, 2013	3,184,000	3,203,330
Emmis Communications Corp. bank
term loan FRN Ser. B, 7.32s, 2013	1,250,000	1,258,854
Paxson Communications Corp. bank
term loan FRN Ser. B, 8.61s, 2012	2,500,000	2,556,250
Spanish Broadcasting Systems, Inc.
bank term loan FRN 7.12s, 2012	2,413,056	2,417,079
Young Broadcasting, Inc. bank term
loan FRN Ser. B, 7.937s, 2012	2,928,212	2,936,449
Young Broadcasting, Inc. bank term
loan FRN Ser. B, 7.937s, 2012	189,320	189,852
		12,561,814

24

SENIOR LOANS (89.2%)* (c) continued

	Principal amount	Value

Building Materials (1.7%)
Custom Building Products bank
term loan FRN Ser. B, 7.614s, 2011	$ 797,583	$ 797,583
Goodman Global Holdings, Inc.
bank term loan FRN Ser. C,
7 1/8s, 2011	739,286	740,518
Landsource, Inc. bank term loan
FRN 8.36s, 2013	3,050,000	3,083,550
Nortek Holdings, Inc. bank term
loan FRN Ser. B, 7.355s, 2011	3,834,282	3,853,454
		8,475,105

Cable Television (3.6%)
Cablevision Systems Corp. bank
term loan FRN 7.11s, 2013	4,966,231	4,989,409
Cebridge Connections, Inc. bank
term loan FRN Ser. B, 7.61s, 2013	3,800,000	3,836,218
Charter Communications bank
term loan FRN 7.985s, 2013	3,049,443	3,069,075
Insight Midwest, LP bank term loan
FRN Ser. B, 7.61s, 2014	2,652,635	2,677,172
Mediacom Communications Corp.
bank term loan FRN Ser. C,
7.117s, 2015	2,433,718	2,437,629
Mediacom Communications Corp.
bank term loan FRN Ser. DD,
7.12s, 2015	900,000	897,375
		17,906,878

Capital Goods (7.9%)
AGCO Corp. bank term loan FRN
7.07s, 2008	476,450	478,832
Amsted Industries, Inc. bank term
loan FRN 7.361s, 2013	3,212,397	3,230,467
Baldor Electric Co. bank term loan
FRN 7.11s, 2014	2,750,000	2,773,375
Berry Plastics Corp. bank term loan
FRN Ser. B, 7.124s, 2013	1,396,500	1,404,646
Blount, Inc. bank term loan FRN
Ser. B, 7.09s, 2010	1,380,000	1,381,294
Communications & Power
Industries, Inc. bank term loan FRN
7.57s, 2010	980,422	982,260
Enersys Capital, Inc. bank term loan
FRN Ser. B, 7.111s, 2011	1,224,874	1,230,999
Fenwal Controls of Japan, Ltd. bank
term loan FRN 7.61s, 2014 (Japan)	685,714	690,429
Fenwal Controls of Japan, Ltd. bank
term loan FRN Ser. DD, 7.61s,
2014 (Japan)	114,286	115,071
Foamex, LP bank term loan FRN
Ser. B, 7.61s, 2013	2,100,000	2,115,750
Graham Packaging Corp. bank term
loan FRN Ser. B, 7.634s, 2011	2,631,773	2,659,265
Hexcel Corp. bank term loan FRN
Ser. B, 7 1/8s, 2012	1,850,236	1,851,777
K&F Industries, Inc. bank term loan
FRN Ser. C, 7.32s, 2012	879,734	883,859

SENIOR LOANS (89.2%)* (c) continued

	Principal amount	Value

Capital Goods continued
Mueller Group, Inc. bank term loan
FRN 7.363s, 2012	$ 1,234,596	$ 1,245,399
Polypore, Inc. bank term loan FRN
8.35s, 2011	1,151,903	1,154,783
Rexnord Corp. bank term loan FRN
Ser. B, 7 7/8s, 2013	2,272,951	2,290,946
Rexnord Corp. bank term loan FRN
Ser. B, 7.61s, 2013	1,172,298	1,181,579
Sensata Technologies BV bank term
loan FRN 7.11s, 2013 (Netherlands)	3,084,500	3,087,970
Terex Corp. bank term loan FRN
Ser. D, 7.114s, 2013	3,084,500	3,088,356
Transdigm, Inc. bank term loan FRN
7.366s, 2013	3,745,000	3,771,215
Wesco Aircraft Hardware Corp.
bank term loan FRN 7.6s, 2013	2,550,000	2,567,531
Wesco Aircraft Hardware Corp.
bank term loan FRN 11.1s, 2014	1,000,000	1,020,833
		39,206,636

Commercial and Consumer Services (1.5%)
Alliance Laundry Systems Corp.
bank term loan FRN Ser. B,
7.6s, 2012	834,043	840,298
Buhrmann USA, Inc. bank term loan
FRN Ser. D-1, 7.109s, 2010	975,000	976,828
Coinmach Corp. bank term loan
FRN Ser. B-1, 7 7/8s, 2012	2,788,702	2,811,360
IESI Corp. bank term loan FRN
Ser. B, 7.11s, 2011	1,000,000	1,001,875
iPayment, Inc. bank term loan FRN
7.352s, 2013	1,588,000	1,595,940
		7,226,301

Communication Services (7.4%)
American Cellular Corp. bank term
loan FRN 7.61s, 2013	673,313	673,313
American Cellular Corp. bank term
loan FRN Ser. DD, 7.64s, 2007	674,578	674,578
Cavalier Telephone, LLC bank term
loan FRN 10.12s, 2012	1,250,000	1,268,750
Consolidated Communications
Holdings, Inc. bank term loan FRN
Ser. D, 7.363s, 2011	2,441,743	2,449,374
Fairpoint Communications, Inc.
bank term loan FRN Ser. B,
7 1/8s, 2012	1,750,000	1,756,563
Idearc, Inc. bank term loan FRN
Ser. B, 7.32s, 2014	5,050,000	5,091,031
Intelsat Bermuda, Ltd. bank term
loan FRN 7.87s, 2014 (Bermuda)	2,000,000	2,009,286
Intelsat, Ltd. bank term loan FRN
Ser. B, 7.61s, 2013 (Bermuda)	1,645,514	1,660,323
Iowa Telecommunications
Services, Inc. bank term loan FRN
Ser. B, 7.115s, 2011	2,250,000	2,265,001

25

SENIOR LOANS (89.2%)* (c) continued

	Principal amount	Value

Communication Services continued
Leap Wireless International, Inc.
bank term loan FRN Ser. B,
8.114s, 2013	$ 2,885,500	$ 2,916,519
Level 3 Communications, Inc. bank
term loan FRN 8.366s, 2011	2,100,000	2,102,957
Madison River Capital, LLC bank
term loan FRN Ser. B, 7.61s, 2012	2,476,190	2,480,061
MetroPCS Wireless, Inc. bank term
loan FRN 7 7/8s, 2013	2,793,000	2,820,059
PanAmSat Corp. bank term loan
FRN Ser. B, 7.86s, 2013	1,628,305	1,643,458
Syniverse Holdings, Inc. bank term
loan FRN Ser. B, 7.12s, 2012	1,380,807	1,385,985
Time Warner Telecom, Inc. bank
term loan FRN Ser. B, 7.6s, 2013	3,600,000	3,627,000
Windstream Corp. bank term loan
FRN Ser. B, 6.86s, 2013	1,900,000	1,913,458
		36,737,716

Consumer (1.6%)
Samsonite Corp. bank term loan
FRN Ser. B, 7.62s, 2013	2,100,000	2,122,313
Visant Holding Corp. bank term
loan FRN Ser. C, 7.122s, 2010	3,837,196	3,851,586
Yankee Candle Co., Inc. bank term
loan FRN 7.36s, 2014	2,100,000	2,119,950
		8,093,849

Consumer Cyclicals (0.6%)
PRIMEDIA, Inc. bank term loan
FRN Ser. B, 7.57s, 2013	2,742,500	2,740,501

Consumer Goods (1.0%)
Culligan Finance Corp. BV bank
term loan FRN Ser. B, 7.07s, 2011
(Netherlands)	749,582	750,519
Prestige Brands, Inc. bank term
loan FRN Ser. B, 7.71s, 2011	2,170,856	2,185,329
Spectrum Brands, Inc. bank term
loan FRN Ser. B, 8.601s, 2013	2,162,351	2,182,816
		5,118,664

Consumer Staples (0.5%)
Nutro Products, Inc. bank term
loan FRN 7.37s, 2013	2,383,149	2,390,596

Energy (4.4%)
CR Gas Storage bank term loan
FRN 7.151s, 2013	2,151,155	2,151,829
CR Gas Storage bank term loan
FRN 7.141s, 2013	398,933	399,058
CR Gas Storage bank term loan
FRN 7.098s, 2013	380,944	381,420
CR Gas Storage bank term loan
FRN Ser. DD, 7.103s, 2013	267,295	267,630
Dresser-Rand Group, Inc. bank
term loan FRN Ser. B, 7.345s, 2011	78,622	79,114

SENIOR LOANS (89.2%)* (c) continued

	Principal amount	Value

Energy continued
Energy Transfer Equity, LP bank term
loan FRN Ser. B, 7.095s, 2012	$ 2,325,000	$ 2,345,344
EPCO Holding, Inc. bank term loan
FRN Ser. C, 7.36s, 2010	2,749,384	2,779,823
Helix Energy Solutions Group, Inc.
bank term loan FRN Ser. B,
7.333s, 2013	2,736,168	2,749,849
IFM Holdco bank term loan FRN
7.36s, 2014	345,000	348,881
Key Energy Services, Inc. bank term
loan FRN Ser. B, 7.861s, 2012	1,980,000	1,992,375
Meg Energy Corp. bank term loan
FRN 7.37s, 2013 (Canada)	1,836,125	1,847,887
Meg Energy Corp. bank term loan
FRN Ser. DD, 6s, 2013 (Canada) (U)	1,350,000	1,341,563
Petroleum Geo-Services ASA
bank term loan FRN Ser. B, 7.61s,
2012 (Norway)	730,875	735,260
Sandridge Energy bank term loan
FRN 10.19s, 2013	1,250,000	1,256,250
Targa Resources, Inc. bank term
loan FRN 7.613s, 2012	2,390,722	2,408,652
Targa Resources, Inc. bank term
loan FRN 5.239s, 2012	581,036	585,394
		21,670,329

Entertainment (2.6%)
Cinemark, Inc. bank term loan FRN
7.386s, 2013	1,500,000	1,512,084
Hertz Corp. bank term loan FRN
5.365s, 2012	397,234	400,493
Hertz Corp. bank term loan FRN
Ser. B, 7.086s, 2012	2,206,224	2,224,322
MGM Studios, Inc. bank term loan
FRN Ser. B, 8.614s, 2011	2,282,750	2,301,475
National Cinimedia, Inc. bank term
loan FRN 7.11s, 2015	2,750,000	2,770,625
Six Flags, Inc. bank term loan FRN
Ser. B, 8.61s, 2009	2,605,257	2,632,531
Universal City Development
Partners bank term loan FRN
Ser. B, 7.368s, 2011	1,016,487	1,024,110
		12,865,640

Financial (0.5%)
LNR Property Corp. bank term loan
FRN Ser. B, 8.11s, 2011	1,450,000	1,458,545
Tishman Speyer Real Estate bank
term loan FRN 7.12s, 2012	1,150,000	1,158,625
		2,617,170

Food (1.6%)
American Seafood Group, LLC
bank term loan FRN Ser. B,
7.117s, 2012	2,498,130	2,515,304
American Seafood Group, LLC
bank term loan FRN Ser. DD,
7.114s, 2012	421,415	420,888

26

SENIOR LOANS (89.2%)*.(c) continued

	Principal amount	Value

Food continued
Chiquita Brands International, Inc.
bank term loan FRN Ser. C,
8 3/8s, 2012	$ 2,484,842	$ 2,520,045
Pinnacle Foods Holding Corp. bank
term loan FRN 7.36s, 2010	2,284,742	2,291,597
		7,747,834

Gaming & Lottery (3.4%)
CCM Merger, Inc. bank term loan
FRN Ser. B, 7.362s, 2012	2,562,741	2,580,359
Green Valley Ranch Gaming, LLC
bank term loan FRN Ser. B,
7.36s, 2014	1,350,000	1,364,625
Herbst Gaming, Inc. bank term loan
FRN Ser. B, 7.245s, 2014	1,866,667	1,879,888
Herbst Gaming, Inc. bank term loan
FRN Ser. DD, 7.245s, 2014 (U)	933,333	938,777
Pinnacle Entertainment, Inc. bank
term loan FRN Ser. B, 7.32s, 2011	2,000,000	2,018,334
Tropicana Entertainment bank term
loan FRN Ser. B, 7.86s, 2011	3,700,000	3,739,057
Trump Hotel & Casino Resort, Inc.
bank term loan FRN 5.62s, 2012 (U)	1,883,625	1,897,752
Trump Hotel & Casino Resort, Inc.
bank term loan FRN Ser. B-1,
7.87s, 2012	1,869,003	1,883,021
Venetian Casino Resort, LLC bank
term loan FRN Ser. B, 7.12s, 2011	592,743	597,018
Venetian Casino Resort, LLC bank
term loan FRN Ser. DD, 7.12s, 2011	122,215	123,097
		17,021,928

Health Care (8.5%)
Accellent Corp. bank term loan
FRN Ser. B, 7.37s, 2012	3,192,456	3,185,806
AmeriPath, Inc. bank term loan
FRN Ser. B, 7.36s, 2012	4,078,600	4,078,600
CRC Health Corp. bank term loan
FRN 7.864s, 2013	763,997	771,159
CRC Health Corp. bank term loan
FRN 7.864s, 2013	1,290,266	1,302,363
Davita, Inc. bank term loan FRN
Ser. B, 6.86s, 2012	4,900,000	4,925,725
HCA, Inc. bank term loan FRN
Ser. B, 7.614s, 2013	3,000,000	3,034,251
Health Management Associates, Inc.
bank term loan FRN 7.11s, 2014	2,445,000	2,462,575
Healthsouth Corp. bank term loan
FRN Ser. B, 8.61s, 2013	3,134,250	3,161,675
IASIS Healthcare Corp. bank term
loan FRN Ser. B, 7.57s, 2011	2,258,900	2,279,795
LifePoint, Inc. bank term loan FRN
Ser. B, 6.975s, 2012	2,468,601	2,465,824
Magellan Health Services, Inc.
bank term loan FRN 5.2s, 2008	360,360	360,360
Magellan Health Services, Inc. bank
term loan FRN Ser. B, 7.11s, 2008	270,270	270,270

SENIOR LOANS (89.2%)*.(c) continued

	Principal amount	Value

Health Care continued
Psychiatric Solutions, Inc. bank term
loan FRN Ser. B, 7.099s, 2012	$ 3,930,769	$ 3,940,596
Quintiles Transnational Corp. bank
term loan FRN 7.36s, 2013	1,488,750	1,490,146
Service Corp. International bank
term loan FRN 7.32s, 2009	116,667	117,542
Stewart Enterprises, Inc. bank term
loan FRN Ser. B, 7.139s, 2011	1,749,287	1,751,474
United Surgical Partners
International, Inc. bank term loan
FRN 7.145s, 2013	2,985,000	2,985,000
Vanguard Health Systems, Inc. bank
term loan FRN 7.614s, 2011	2,221,390	2,238,977
VWR International, Inc. bank term
loan FRN Ser. B, 7.61s, 2011	975,049	981,753
		41,803,891

Homebuilding (0.3%)
Standard-Pacific Corp. bank term
loan FRN Ser. B, 6.873s, 2013	1,399,800	1,391,926

Household Furniture and Appliances (1.0%)
National Bedding Co., LLC bank
term loan FRN 10.36s, 2012	2,350,000	2,394,063
National Bedding Co., LLC bank
term loan FRN 7.365s, 2011	2,774,991	2,780,541
		5,174,604

Media (1.5%)
Affinion Group, Inc. bank term
loan FRN Ser. B, 7.857s, 2013	2,424,695	2,445,912
Affinity Group Holdings, Inc. bank
term loan FRN Ser. B2, 7.82s, 2009	687,653	688,513
VNU Group BV bank term loan FRN
Ser. B, 7.61s, 2013 (Netherlands)	2,992,500	3,019,462
Warner Music Group bank term
loan FRN Ser. B, 7.367s, 2011	1,176,422	1,181,487
		7,335,374

Publishing (2.9%)
American Media Operations, Inc.
bank term loan FRN 8.34s, 2013	2,000,000	2,010,416
Cenveo, Inc. bank term loan FRN
Ser. B, 7.365s, 2013	2,786,000	2,786,000
Dex Media East, LLC bank term
loan FRN Ser. B, 6.859s, 2009	1,173,292	1,173,026
Dex Media West, LLC bank term
loan FRN Ser. B1, 6.888s, 2010	374,341	374,903
Penton Media, Inc. bank term loan
FRN 7.61s, 2013	2,100,000	2,119,251
Quebecor, Inc. bank term loan FRN
Ser. B, 7.36s, 2013 (Canada)	2,722,500	2,736,965
R.H. Donnelley, Inc. bank term loan
FRN 6.863s, 2011	702,065	702,309
R.H. Donnelley, Inc. bank term loan
FRN Ser. A-4, 6.614s, 2009	211,367	210,612
R.H. Donnelley, Inc. bank term loan
FRN Ser. D1, 6.87s, 2011	305,566	305,219

27

SENIOR LOANS (89.2%)* (c) continued

	Principal amount	Value

Publishing continued
Raycom Media, Inc. bank term loan
FRN Ser. B, 6 7/8s, 2013	$ 1,484,423	$ 1,484,423
Sun Media Corp. bank term loan
FRN Ser. B, 7.126s, 2009 (Canada)	672,786	674,047
		14,577,171

Restaurants (0.5%)
Buffets Holdings, Inc. bank term
loan FRN 8.37s, 2013	1,192,500	1,197,717
Buffets Holdings, Inc. bank term
loan FRN 5.27s, 2013	157,500	158,189
NPC International, Inc. bank term
loan FRN Ser. B, 7.116s, 2013	1,083,333	1,084,688
		2,440,594

Retail (3.5%)
Boise Cascade Corp. bank term
loan FRN Ser. D, 7.108s, 2011	3,154,729	3,176,418
Burlington Coat Factory
Warehouse Corp. bank term loan
FRN Ser. B, 7.61s, 2013	2,161,500	2,162,401
J Crew Operating Corp. bank term
loan FRN Ser. B, 7.153s, 2013	280,702	280,936
Jean Coutu Group, Inc. bank term
loan FRN Ser. B, 7 7/8s, 2011
(Canada)	538,802	539,216
Michaels Stores, Inc. bank term
loan FRN Ser. B, 8 1/8s, 2013	3,540,605	3,572,138
Neiman Marcus Group, Inc. bank
term loan FRN Ser. B, 7.602s, 2013	1,551,376	1,568,344
PETCO Animal Supplies, Inc. bank
term loan FRN 8.103s, 2013	2,250,000	2,274,845
Sally Beauty Supply, LLC bank term
loan FRN Ser. B, 7.86s, 2013	1,147,125	1,158,517
Supervalu, Inc. bank term loan FRN
Ser. B, 7.1s, 2012	2,332,375	2,343,983
		17,076,798

Technology (7.9%)
Activant Solutions Holdings, Inc.
bank term loan FRN Ser. B,
7 3/8s, 2013	1,210,167	1,210,923
Advanced Micro Devices, Inc. bank
term loan FRN 7.62s, 2013	2,482,183	2,504,466
Affiliated Computer Services, Inc.
bank term loan FRN Ser. B,
7.35s, 2013	2,178,000	2,200,233
Affiliated Computer Services, Inc.
bank term loan FRN Ser. B2,
7.36s, 2013	398,000	402,063
AMI Semiconductor, Inc. bank term
loan FRN 6.82s, 2012	4,167,822	4,160,007
Aspect Software, Inc. bank term
loan FRN 8 3/8s, 2011	2,842,875	2,873,672
JDA Software Group, Inc. bank
term loan FRN Ser. B, 7.61s, 2013	957,000	966,570

SENIOR LOANS (89.2%)* (c) continued

	Principal amount	Value

Technology continued
ON Semiconductor Corp. bank
term loan FRN Ser. BH,
7.617s, 2011	$ 205,278	$ 205,599
Open Solutions, Inc. bank term
loan FRN Ser. B, 7.485s, 2014	2,050,000	2,069,219
Reynolds & Reynolds Co. (The)
bank term loan FRN 7.845s, 2012	2,593,500	2,617,583
Sanmina-SCI Corp. bank term
loan FRN Ser. B, 7 7/8s, 2008	2,500,000	2,510,000
Spansion, Inc. bank term loan FRN
Ser. B, 8.36s, 2012	1,950,000	1,967,063
SS&C Technologies, Inc. bank term
loan FRN Ser. B, 7.87s, 2012	2,098,618	2,106,487
SS&C Technologies, Inc. bank term
loan FRN Ser. B, 7.861s, 2012	111,662	112,080
SunGard Data Systems, Inc. bank
term loan FRN 7.36s, 2014	4,309,599	4,350,338
Travelport bank term loan FRN
8.364s, 2013	236,438	238,714
Travelport bank term loan FRN
Ser. B, 8.364s, 2013	2,407,528	2,430,700
TTM Technologies, Inc. bank term
loan FRN 8.372s, 2012	2,318,750	2,330,344
UGS Corp. bank term loan FRN
Ser. C, 7.097s, 2012	2,006,064	2,006,064
Worldspan, LP bank term loan FRN
8.603s, 2013	1,800,000	1,810,350
		39,072,475

Textiles (0.7%)
Hanesbrands, Inc. bank term loan
FRN 9.188s, 2014	1,000,000	1,027,500
Hanesbrands, Inc. bank term loan
FRN 7.607s, 2013	2,361,482	2,381,260
		3,408,760

Tire & Rubber (0.3%)
Cooper-Standard Automotive, Inc.
bank term loan FRN 7 7/8s, 2012	643,500	648,165
Cooper-Standard Automotive, Inc.
bank term loan FRN Ser. B,
7 7/8s, 2012	275,794	277,345
Cooper-Standard Automotive, Inc.
bank term loan FRN Ser. C,
7 7/8s, 2012	587,667	590,972
		1,516,482

Tobacco (0.7%)
Reynolds American, Inc. bank term
loan FRN Ser. B, 7.14s, 2012	3,383,000	3,407,845

Toys (0.5%)
Oriental Trading Co. bank term
loan FRN 8.172s, 2013	2,437,750	2,448,415

Transportation (0.8%)
United Airlines Corp. bank term
loan FRN Ser. B, 7.37s, 2014	3,700,000	3,715,033

28

SENIOR LOANS (89.2%)* (c) continued

	Principal amount	Value

Utilities & Power (4.3%)
Calpine Corp. bank term loan FRN
9.364s, 2008	$ 1,498,936	$ 1,511,427
Calpine Corp. bank term loan FRN
7.64s, 2008	1,287,570	1,291,594
Covanta Energy Corp. bank term
loan FRN 6.86s, 2014	569,588	571,961
Covanta Energy Corp. bank term
loan FRN 6.86s, 2014	280,412	281,581
El Paso Corp. bank term loan FRN
5.222s, 2011	2,100,000	2,111,813
LSP Gen Finance Co., LLC bank
term loan FRN Ser. B, 7.114s, 2013	1,658,864	1,663,011
LSP Gen Finance Co., LLC bank
term loan FRN Ser. DD,
7.11s, 2013 (U)	72,369	72,550
Mirant North America, LLC bank
term loan FRN 7.07s, 2013	3,320,231	3,329,777
NRG Energy, Inc. bank term loan
FRN 7.364s, 2013	1,352,760	1,364,986
NRG Energy, Inc. bank term loan
FRN Ser. B, 7.364s, 2013	2,463,283	2,485,935
Regency Gas Services, LLC bank
term loan FRN 7.86s, 2013	241,667	242,195
Reliant Energy, Inc. bank term loan
FRN 7.745s, 2010	1,463,143	1,476,403
Reliant Energy, Inc. bank term loan
FRN Ser. B, 7.745s, 2010	1,950,857	1,968,538
TPF Generation Holdings, LLC
bank term loan FRN 7.37s, 2013	421,520	424,606
TPF Generation Holdings, LLC
bank term loan FRN 7.37s, 2013	132,138	133,105
TPF Generation Holdings, LLC
bank term loan FRN Ser. B,
7.37s, 2013	2,246,343	2,262,773
		21,192,255

Total senior loans (cost $439,886,768)		$ 441,445,804

CORPORATE BONDS AND NOTES (6.3%)*

	Principal amount	Value

Basic Materials (0.4%)
Builders FirstSource, Inc. company
guaranty FRN 9.61s, 2012	$ 1,000,000	$ 1,020,000
Hexion Nova Scotia Finance ULC
144A sec. FRN 9.86s, 2014	1,000,000	1,030,000
		2,050,000

Capital Goods (0.2%)
Berry Plastics Holding Corp. sec.
FRN 9.235s, 2014	1,000,000	1,032,500

Communication Services (0.7%)
Centennial Communications Corp.
sr. notes FRN 11.11s, 2013	750,000	791,250
Intelsat Bermuda, Ltd. 144A
sr. unsec. FRN 8.872s, 2015
(Bermuda)	400,000	409,500

CORPORATE BONDS AND NOTES (6.3%)* continued

	Principal amount	Value

Communication Services continued
Level 3 Financing, Inc. 144A
sr. notes FRN 9.15s, 2015	$ 1,000,000	$ 1,007,500
Qwest Corp. sr. notes FRN
8.61s, 2013	1,250,000	1,364,063
		3,572,313

Consumer Cyclicals (1.1%)
Autonation, Inc. company guaranty
FRN 7.36s, 2013	1,000,000	1,015,000
Ford Motor Credit Corp. sr. unsec.
FRN 8.11s, 2012	2,200,000	2,211,270
Harry & David Holdings, Inc.
company guaranty FRN 10.36s, 2012	500,000	508,750
PRIMEDIA, Inc. sr. notes FRN
10.735s, 2010	1,250,000	1,296,875
Seminole Hard Rock
Entertainment, Inc. 144A sec. FRN
7.848s, 2014	425,000	423,938
		5,455,833

Consumer Staples (1.3%)
AMC Entertainment, Inc. company
guaranty FRN 9.61s, 2010	800,000	825,000
ARAMARK Corp. 144A sr. notes
FRN 8.86s, 2015	1,500,000	1,548,750
CCO Holdings, LLC/CCO Holdings
Capital Corp. sr. notes FRN
9.485s, 2010	2,000,000	2,040,000
Nutro Products, Inc. 144A sr. notes
FRN 9.4s, 2013	1,000,000	1,038,750
Universal City Florida Holding Co.
sr. notes FRN 10.11s, 2010	670,000	693,450
		6,145,950

Health Care (0.5%)
Health Management Associates, Inc.
sr. notes 6 1/8s, 2016	2,555,000	2,506,841

Technology (1.9%)
Freescale Semiconductor, Inc. 144A
sr. notes FRN 9.244s, 2014	2,750,000	2,777,500
Nortel Networks, Ltd. 144A
company guaranty FRN 9.61s,
2011 (Canada)	750,000	802,500
NXP BV/NXP Funding, LLC 144A
sec. FRN 8.11s, 2013 (Netherlands)	4,035,000	4,125,788
SunGard Data Systems, Inc.
company guaranty FRN 9.9s, 2013	1,750,000	1,828,750
		9,534,538

Utilities & Power (0.2%)
Teco Energy, Inc. sr. notes FRN
7.36s, 2010	1,000,000	1,022,500

Total corporate bonds and notes (cost $30,598,629)		$ 31,320,475

29

COLLATERALIZED MORTGAGE OBLIGATIONS (0.3%)* (cost $1,500,000)

	Principal amount	Value

Bear Stearns Commercial Mortgage
Securities, Inc. 144A FRB
Ser. 05-LXR1, Class J, 6.97s, 2018 $	1,500,000	$ 1,500,000

SHORT-TERM INVESTMENTS (8.2%)*

Principal amount/shares		Value

Citizens Bank of Pennsylvania
Ser. CD for an effective yield
of 5.32%, March 8, 2007	$ 4,000,000	$ 4,000,000

SHORT-TERM INVESTMENTS (8.2%)* continued

	Principal amount/shares	Value

Societe Generale NY for an
effective yield of 5.42%,
January 16, 2008	$ 3,000,000	$ 3,004,350
Putnam Prime Money
Market Fund (e)	33,709,469	33,709,469

Total short-term investments (cost $40,713,819)		$ 40,713,819

TOTAL INVESTMENTS
Total investments (cost $512,699,216)		$ 514,980,098

* Percentages indicated are based on net assets of $494,854,394.

(c) Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rate shown for senior loans are the current interest rates at February 28, 2007. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(U) A portion of the position represents unfunded loan commitments (Note 7).

     144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

     The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates at February 28, 2007.

     The dates shown on debt obligations are the original maturity dates.

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 2/28/07

		Payments	Payments
Swap counterparty /	Termination	made by	received by	Unrealized
Notional amount	date	fund per annum	fund per annum	depreciation

Citibank N.A., New York
$2,140,000	1/23/17	5.2675%	3 month USD-LIBOR-BBA	$(27,737)

The accompanying notes are an integral part of these financial statements.

30

Statement of assets and liabilities 2/28/07

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $478,989,747)	$481,270,629
Affiliated issuers (identified cost $33,709,469) (Note 5)	33,709,469

Cash	294,628

Interest and other receivables	4,330,698

Receivable for shares of the fund sold	2,805,993

Receivable for securities sold	27,345,477

Receivable for closed swap contracts (Note 1)	89,067

Total assets	549,845,961

LIABILITIES

Distributions payable to shareholders	899,936

Payable for securities purchased	45,833,874

Payable for purchases of delayed delivery securities (Notes 1, 6, and 7)	4,635,134

Payable for shares of the fund repurchased	2,632,505

Payable for compensation of Manager (Notes 2 and 5)	512,538

Payable for investor servicing and custodian fees (Note 2)	5,133

Payable for Trustee compensation and expenses (Note 2)	20,929

Payable for administrative services (Note 2)	2,682

Payable for distribution fees (Note 2)	244,765

Payable for closed swap contracts (Note 1)	65,100

Unrealized depreciation on swap contracts (Note 1)	27,737

Other accrued expenses	111,234

Total liabilities	54,991,567

Net assets	$494,854,394

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$493,206,366

Undistributed net investment income (Note 1)	685,413

Accumulated net realized loss on investments (Note 1)	(1,290,530)

Net unrealized appreciation of investments	2,253,145

Total — Representing net assets applicable to capital shares outstanding	$494,854,394

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($341,399,724 divided by 34,036,354 shares)	$10.03

Offering price per class A share (100/96.75 of $10.03)*	$10.37

Net asset value and offering price per class B share ($28,576,119 divided by 2,849,907 shares)**	$10.03

Net asset value and offering price per class C share ($114,233,960 divided by 11,394,260 shares)**	$10.03

Net asset value and redemption price per class M share ($6,767,313 divided by 674,721 shares)	$10.03

Offering price per class M share (100/98.00 of $10.03)*	$10.23

Net asset value, offering price and redemption price per class R share ($353,395 divided by 35,243 shares)	$10.03

Net asset value, offering price and redemption price per class Y share ($3,523,883 divided by 351,319 shares)	$10.03

  * On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

31

Statement of operations Year ended 2/28/07

INVESTMENT INCOME

Interest (including interest income of $1,401,629 from investments in affiliated issuers) (Note 5)	$34,174,218

EXPENSES

Compensation of Manager (Note 2)	3,088,485

Investor servicing fees (Note 2)	334,220

Custodian fees (Note 2)	143,968

Trustee compensation and expenses (Note 2)	33,269

Administrative services (Note 2)	29,386

Distribution fees — Class A (Note 2)	828,314

Distribution fees — Class B (Note 2)	249,581

Distribution fees — Class C (Note 2)	996,089

Distribution fees — Class M (Note 2)	39,344

Distribution fees — Class R (Note 2)	7,782

Other	182,951

Fees waived and reimbursed by Manager (Notes 2 and 5)	(59,874)

Total expenses	5,873,515

Expense reduction (Note 2)	(227,399)

Net expenses	5,646,116

Net investment income	28,528,102

Net realized loss on investments (Notes 1 and 3)	(748,156)

Net realized gain on swap contracts (Note 1)	84,973

Net unrealized appreciation of investments and swap contracts during the year	1,127,387

Net gain on investments	464,204

Net increase in net assets resulting from operations	$28,992,306

The accompanying notes are an integral part of these financial statements.

32

Statement of changes in net assets

INCREASE IN NET ASSETS

	Year ended	Year ended
	2/28/07	2/28/06

Operations:
Net investment income	$ 28,528,102	$ 12,288,981

Net realized loss on investments	(663,183)	(586,309)

Net unrealized appreciation of investments	1,127,387	411,363

Net increase in net assets resulting from operations	28,992,306	12,114,035

Distributions to shareholders: (Note 1)

From ordinary income

Net investment income

Class A	(20,040,201)	(8,392,648)

Class B	(1,601,470)	(841,078)

Class C	(5,288,799)	(2,091,929)

Class M	(576,816)	(836,265)

Class R	(88,158)	(15,092)

Class Y	(262,159)	(139,032)

Redemption fees (Note 1)	5,634	1,063

Increase from capital share transactions (Note 4)	106,752,631	242,804,748

Total increase in net assets	107,892,968	242,603,802

NET ASSETS

Beginning of year	386,961,426	144,357,624

End of year (including undistributed net investment income of $685,413 and $32,113, respectively)	$494,854,394	$386,961,426

The accompanying notes are an integral part of these financial statements.

33

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

			Net						Total			Ratio of net
	Net asset	Net	realized and	Total	From			Net asset	return	Net	Ratio of	investment
	value,	investment	unrealized	from	net			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	income	gain (loss) on	investment	investment	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	(loss)(a,d)	investments	operations	income	distributions	fees	of period	value (%)(b)	(in thousands)	assets (%)(c,d)	net assets (%)(d)	(%)

CLASS A
February 28, 2007	$10.01	.62	—(e)	.62	(.60)	(.60)	—(e)	$10.03	6.43	$341,400	1.04	6.20	89.22
February 28, 2006	10.04	.47	(.05)	.42	(.45)	(.45)	—(e)	10.01	4.32	263,864	1.09	4.66	59.85
February 28, 2005†	10.00	.17	.04	.21	(.17)	(.17)	—	10.04	2.09*	89,085	.63*	1.73*	51.36*

CLASS B
February 28, 2007	$10.01	.56	—(e)	.56	(.54)	(.54)	—(e)	$10.03	5.80	$28,576	1.64	5.57	89.22
February 28, 2006	10.03	.40	(.03)	.37	(.39)	(.39)	—(e)	10.01	3.81	25,633	1.69	4.02	59.85
February 28, 2005††	9.95	.12	.08	.20	(.12)	(.12)	—	10.03	1.99*	8,961	.83*	1.31*	51.36*

CLASS C
February 28, 2007	$10.01	.55	—(e)	.55	(.53)	(.53)	—(e)	$10.03	5.67	$114,234	1.79	5.48	89.22
February 28, 2006	10.03	.40	(.04)	.36	(.38)	(.38)	—(e)	10.01	3.66	76,554	1.84	3.92	59.85
February 28, 2005††	9.95	.10	.09	.19	(.11)	(.11)	—	10.03	1.92*	24,467	.90*	1.25*	51.36*

CLASS M
February 28, 2007	$10.01	.59	.02	.61	(.59)	(.59)	—(e)	$10.03	6.27	$6,767	1.19	5.89	89.22
February 28, 2006	10.03	.41	.01(f)	.42	(.44)	(.44)	—(e)	10.01	4.31	14,928	1.24	4.23	59.85
February 28, 2005††	9.95	.12	.10	.22	(.14)	(.14)	—	10.03	2.22*	21,834	.61*	1.57*	51.36*

CLASS R
February 28, 2007	$10.01	.58	.02	.60	(.58)	(.58)	—(e)	$10.03	6.18	$353	1.29	5.78	89.22
February 28, 2006	10.03	.42	(.01)	.41	(.43)	(.43)	—(e)	10.01	4.17	235	1.34	4.25	59.85
February 28, 2005††	9.95	.14	.07	.21	(.13)	(.13)	—	10.03	2.17*	10	.66*	1.44*	51.36*

CLASS Y
February 28, 2007	$10.01	.63	.02	.65	(.63)	(.63)	—(e)	$10.03	6.73	$3,524.79		6.29	89.22
February 28, 2006†††	10.01	.22	—(e)	.22	(.22)	(.22)	—(e)	10.01	2.19*	5,747	.34*	2.20*	59.85

      * Not annualized.

     † For the period August 4, 2004 (commencement of operations) to February 28, 2005.

   †† For the period September 7, 2004 (commencement of operations) to February 28, 2005.

††† For the period October 4, 2005 (commencement of operations) to February 28, 2006.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of each class, as a percentage of its average net assets, reflect a reduction of the following amounts (Notes 2 and 5):

	2/28/07	2/28/06	2/28/05

Class A	0.01%	0.03%	0.16%

Class B	0.01	0.03	0.14

Class C	0.01	0.03	0.14

Class M	0.01	0.04	0.14

Class R	0.01	0.03	0.14

Class Y	0.01	<0.01	—

(e) Amount represents less than $0.01 per share.

(f) The amount of net realized and unrealized gain shown for a share outstanding for the period ending February 28, 2006, does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the portfolio.

The accompanying notes are an integral part of these financial statements.

34 35

Notes to financial statements 2/28/07

Note 1: Significant accounting policies

Putnam Floating Rate Income Fund (the “fund”) is a series of Putnam Funds Trust (the “trust”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income. Preservation of capital is a secondary goal. The fund will invest primarily in income-producing floating rate loans and other floating rate debt securities.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 3.25% and 2.00%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within four years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

Effective October 2, 2006, a 1.00% redemption fee may apply on any shares purchased on or after such date that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. Prior to October 2, 2006, a 2.00% redemption fee applied to any shares that were redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Senior loans are valued at fair value on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in senior loans, quotations from senior loan dealers, market transactions in comparable securities and various relationships between securities in determining value. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are recorded as income in the statement of operations.

C) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. Interest rate swap contracts are marked-to-market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. Certain interest rate swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

D) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront or periodic payment to a counterparty, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the

36

payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. Payments are made upon a credit default event of the disclosed primary referenced obligation or all other equally ranked obligations of the reference entity. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked-to-market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Risks of loss may exceed amounts recognized on the statement of assets and liabilities. Credit default contracts outstanding at period end, if any, are listed after the fund’s portfolio.

E) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At February 28, 2007, the fund had a capital loss carryover of $1,082,947 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$ 55,084	February 28, 2013

259,624 February 28, 2014

768,239 February 28, 2015

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending February 29, 2008 $192,563 of losses recognized during the period November 1, 2006 to February 28, 2007.

F) Distributions to shareholders The fund declares a distribution each day based upon the projected net investment income, for a specified period, calculated as if earned pro-rata throughout the period on a daily basis. Such distributions are recorded daily and paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of dividends payable. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended February 28, 2007, the fund reclassified $17,199 to decrease undistributed net investment income, with a decrease to accumulated net realized loss of $17,199.

The tax basis components of distributable earnings and the federal tax cost as of February 28, 2007 were as follows:

Unrealized appreciation	$ 2,894,084
Unrealized depreciation	(628,222)
—————————————
Net unrealized appreciation	2,265,862
Undistributed ordinary income	1,585,241
Capital loss carryforward	(1,082,947)
Post-October loss	(192,563)
Cost for federal income tax purposes	$512,714,236

G) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services
and other transactions

Putnam Management is paid for management and investment advisory services monthly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, 0.38% of the next $5 billion, 0.37% of the next $5 billion, 0.36% of the next $5 billion, 0.35% of the next $5 billion, 0.34% of the next $5 billion, 0.33% of the next $8.5 billion and 0.32% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through February 29, 2008, to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper, Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses.

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through February 29, 2008, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, expense offset and brokerage service arrangements, payments under the fund’s distribution plans and expense reductions in connection with investments in Putnam Prime Money Market Fund) would exceed an annual rate of 0.85% of the fund’s average net assets.

For the year ended February 28, 2007, the fund’s expenses were limited to the lower of the limits specified above and accordingly, Putnam Management waived $28,993 of its management fee from the fund.

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The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC and by State Street Bank and Trust Company. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the year ended February 28, 2007, the fund incurred $472,358 for custody and investor servicing agent functions provided by PFTC.

The fund has entered into arrangements with PFTC and State Street Bank and Trust Company whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. For the year ended February 28, 2007, the fund’s expenses were reduced by $227,399 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $340, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 0.85%, 1.00%, 0.40% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended February 28, 2007, Putnam Retail Management, acting as underwriter, received net commissions of $52,543 and $1,512 from the sale of class A and class M shares, respectively, and received $87,414 and $54,002 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended February 28, 2007, Putnam Retail Management, acting as underwriter, received $6,003 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the year ended February 28, 2007, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $504,647,627 and $404,568,661, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At February 28, 2007, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Year ended 2/28/07:
Shares sold	25,134,460	$ 250,804,952

Shares issued in connection with
reinvestment of distributions	1,296,082	12,929,018

	26,430,542	263,733,970

Shares repurchased	(18,745,837)	(187,016,298)

Net increase	7,684,705	$ 76,717,672

Year ended 2/28/06:
Shares sold	26,449,313	$ 264,548,260

Shares issued in connection with
reinvestment of distributions	554,309	5,541,588

	27,003,622	270,089,848

Shares repurchased	(9,528,779)	(95,260,746)

Net increase	17,474,843	$ 174,829,102

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CLASS B	Shares	Amount

Year ended 2/28/07:
Shares sold	1,683,035	$ 16,791,553

Shares issued in connection with
reinvestment of distributions	131,702	1,313,241

	1,814,737	18,104,794

Shares repurchased	(1,525,406)	(15,203,569)

Net increase	289,331	$ 2,901,225

Year ended 2/28/06:
Shares sold	2,704,908	$ 27,059,956

Shares issued in connection with
reinvestment of distributions	70,565	705,374

	2,775,473	27,765,330

Shares repurchased	(1,107,905)	(11,067,579)

Net increase	1,667,568	$ 16,697,751

CLASS C	Shares	Amount

Year ended 2/28/07:
Shares sold	7,266,291	$ 72,463,608

Shares issued in connection with
reinvestment of distributions	325,802	3,248,770

	7,592,093	75,712,378

Shares repurchased	(3,846,382)	(38,338,211)

Net increase	3,745,711	$ 37,374,167

Year ended 2/28/06:
Shares sold	6,774,431	$ 67,735,661

Shares issued in connection with
reinvestment of distributions	141,884	1,418,182

	6,916,315	69,153,843

Shares repurchased	(1,706,944)	(17,055,447)

Net increase	5,209,371	$ 52,098,396

CLASS M	Shares	Amount

Year ended 2/28/07:
Shares sold	184,093	$ 1,837,941

Shares issued in connection with
reinvestment of distributions	48,935	488,242

	233,028	2,326,183

Shares repurchased	(1,049,456)	(10,479,055)

Net decrease	(816,428)	$ (8,152,872)

Year ended 2/28/06:
Shares sold	1,062,604	$ 10,655,269

Shares issued in connection with
reinvestment of distributions	70,288	702,631

	1,132,892	11,357,900

Shares repurchased	(1,817,745)	(18,157,597)

Net decrease	(684,853)	$ (6,799,697)

CLASS R	Shares	Amount

Year ended 2/28/07:
Shares sold	234,503	$ 2,346,948

Shares issued in connection with
reinvestment of distributions	8,733	86,980

	243,236	2,433,928

Shares repurchased	(231,449)	(2,305,312)

Net increase	11,787	$ 128,616

Year ended 2/28/06:
Shares sold	230,664	$ 2,310,711

Shares issued in connection with
reinvestment of distributions	1,435	14,341

	232,099	2,325,052

Shares repurchased	(209,667)	(2,094,239)

Net increase	22,432	$ 230,813

CLASS Y	Shares	Amount

Year ended 2/28/07:
Shares sold	155,036	$ 1,547,216

Shares issued in connection with
reinvestment of distributions	26,221	261,646

	181,257	1,808,862

Shares repurchased	(403,900)	(4,025,039)

Net decrease	(222,643)	$(2,216,177)

For the period 10/4/05 (commencement of operations) to 2/28/06:
Shares sold	744,129	$ 7,448,432

Shares issued in connection with
reinvestment of distributions	13,912	139,032

	758,041	7,587,464

Shares repurchased	(184,079)	(1,839,081)

Net increase	573,962	$ 5,748,383

Note 5: Investment in Putnam Prime Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended February 28, 2007, management fees paid were reduced by $30,881 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $1,401,629 for the year ended February 28, 2007. During the year ended February 28, 2007, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $392,019,839 and $389,619,676, respectively.

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Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Unfunded loan commitments

As of February 28, 2007, the fund had unfunded loan commitments of $4,651,234, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Unfunded
Borrower	commitments

Herbst Gaming, Inc.	$ 938,777
LSP Gen Finance Co., LLC	1,003
Lucite International Group Holdings, Ltd.	472,139
Meg Energy Corp.	1,341,563
Trump Hotel & Casino Resort, Inc.	1,897,752
——————————
$4,651,234

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division (“MSD”) in connection with excessive short-term trading by certain former Putnam employees and, in the case of charges brought by the MSD, excessive short-term trading by participants in some Putnam-administered 401(k) plans. Putnam Management agreed to pay $193.5 million in penalties and restitution, of which $153.5 million will be distributed to certain open-end Putnam funds and their shareholders after the SEC and MSD approve a distribution plan being developed by an independent consultant. The allegations of the SEC and MSD and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits filed against Putnam Management and, in a limited number of cases, against some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 9: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation will become effective for fiscal years beginning after December 15, 2006 but will also apply to tax positions reflected in the fund’s financial statements as of that date. No determination has been made whether the adoption of the Interpretation will require the fund to make any adjustments to its net assets or have any other effect on the fund’s financial statements. The effects of implementing this pronouncement, if any, will be noted in the fund’s next semiannual financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

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Federal tax information
(Unaudited)

The Form 1099 you receive in January 2008 will show the tax status of all distributions paid to your account in calendar 2007.

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About the Trustees

Jameson A. Baxter (Born 1943), Trustee since 1994, Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), the Mutual Fund Directors Forum, Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (Born 1940), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Myra R. Drucker (Born 1948), Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a director of New York Stock Exchange LLC, a wholly-owned subsidiary of the publicly-traded NYSE Group, Inc., a director of Interactive Data Corporation (a provider of financial market data, analytics, and related services to financial institutions and individual investors), and an advisor to RCM Capital Management (an investment management firm).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets.

Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company’s pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (Born 1942), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

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Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company and various private companies controlled by First Reserve Corporation, as well as Chairman of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College. Until 2005, he was a Director of Continuum Health Partners of New York.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Paul L. Joskow (Born 1947), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid plc (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the Board of Overseers of the Boston Symphony Orchestra. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies — serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (Born 1938), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. Until 2005, she was a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler (Born 1949), Trustee since 2006

Mr. Leibler is a founding partner of and advisor to the Boston Options Exchange, the nation’s newest electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also lead director of Ruder Finn Group, a global communications and advertising firm; and a director of Northeast Utilities, which operates New England’s largest energy delivery system. Prior to 2007, he served as a director of the Optimum Funds group. Prior to October 2006, he served as a director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, he served as President and Chief Operating Officer of the American Stock Exchange, and is the youngest person in Exchange history to hold

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the title of President. Prior to serving as Amex President, he held the position of Chief Financial Officer, and headed its management and marketing operations. Mr. Leibler graduated magna cum laude with a degree in economics from Syracuse University, where he was elected Phi Beta Kappa.

Robert E. Patterson (Born 1945), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center and as a Director of Brandywine Trust Group, LLC. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

W. Thomas Stephens (Born 1942), Trustee since 1997

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Until 2005, Mr. Stephens was a director of TransCanadaPipelines, Ltd. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (Born 1945), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

 Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (Born 1948), Trustee since 2004

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”). He is a member of Putnam Investments’ Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as a Trustee of Dartmouth College, and he is a member of the Partners HealthCare Systems Investment Committee. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

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George Putnam, III* (Born 1951), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School and Shore Country Day School, and until 2002 was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of February 28, 2007, there were 106 Putnam Funds. All Trustees serve as Trustees of all Putnam funds. Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be “interested persons” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Haldeman and Putnam, III are deemed “interested persons” by virtue of their positions as officers of the fund, Putnam Management or Putnam Retail Management and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments.

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Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (Born 1938)
Executive Vice President, Principal Executive Officer, Associate
Treasurer, and Compliance Liaison
Since 1989

Jonathan S. Horwitz (Born 1955)
Senior Vice President and Treasurer
Since 2004

Prior to 2004, Managing Director,
Putnam Investments

Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer
Since 2002

Senior Managing Director, Putnam Investments

Janet C. Smith (Born 1965)
Vice President, Principal Accounting Officer and Assistant Treasurer
Since 2007

Managing Director, Putnam Investments and Putnam Management

Susan G. Malloy (Born 1957)
Vice President and Assistant Treasurer
Since 2007

Managing Director, Putnam Investments

Beth S. Mazor (Born 1958)
Vice President
Since 2002

Managing Director, Putnam Investments

James P. Pappas (Born 1953)
Vice President
Since 2004

Managing Director, Putnam Investments and Putnam Management. During 2002, Chief Operating Officer, Atalanta/Sosnoff Management Corporation

Richard S. Robie, III (Born 1960)
Vice President
Since 2004

Senior Managing Director, Putnam Investments, Putnam Management and Putnam Retail Management. Prior to 2003, Senior Vice President, United Asset Management Corporation

Francis J. McNamara, III (Born 1955)
Vice President and Chief Legal Officer
Since 2004

Senior Managing Director, Putnam Investments, Putnam Management and Putnam Retail Management. Prior to 2004, General Counsel, State Street Research & Management Company

Robert R. Leveille (Born 1969)
Chief Compliance Officer
Since 2007

Managing Director, Putnam Investments, Putnam Management, and Putnam Retail Management. Prior to 2005, member of Bell Boyd & Lloyd LLC. Prior to 2003, Vice President and Senior Counsel, Liberty Funds Group LLC

Mark C. Trenchard (Born 1962)
Vice President and BSA Compliance Officer
Since 2002

Managing Director, Putnam Investments

Judith Cohen (Born 1945)
Vice President, Clerk and Assistant Treasurer
Since 1993

Wanda M. McManus (Born 1947)
Vice President, Senior Associate Treasurer and Assistant Clerk
Since 2005

Nancy E. Florek (Born 1957)
Vice President, Assistant Clerk, Assistant Treasurer
and Proxy Manager
Since 2005

The address of each Officer is One Post Office Square, Boston, MA 02109.

46

The Putnam Family of Funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds
Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund*
Vista Fund
Voyager Fund

Blend funds
Capital Appreciation Fund
Capital Opportunities Fund*
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund®
Utilities Growth and Income Fund

Value funds
Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund*

Income funds
American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*
High Yield Trust*
Income Fund
Limited Duration Government Income Fund
Money Market Fund†
U.S. Government Income Trust

Tax-free income funds
AMT-Free Insured Municipal Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund§
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Massachusetts, Michigan, Minnesota,
New Jersey, New York, Ohio, and Pennsylvania

Asset allocation funds
Income Strategies Fund
Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady® Funds
Putnam RetirementReady Funds — ten investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The ten funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance at www.putnam.com.

47

Services for shareholders

Investor services

Help your investment grow Set up a program for systematic investing from a Putnam fund or from your own savings or checking account. (Regular investing does not guarantee a profit or protect against loss in a declining market.)

Switch funds easily You can move money from one Putnam fund to another within the same class of shares without a service charge.

This privilege is subject to change or termination. An exchange of funds may result in a taxable event. In addition, a 1% redemption fee will be applied to shares exchanged or sold within 7 days of purchase, and, for certain funds, this fee applies on total assets redeemed or exchanged within 90 days of purchase.

Access your money easily You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

How to buy additional shares You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

For more information

Visit www.putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

48

Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Judith Cohen
Putnam Investment	George Putnam, III	Vice President, Clerk and Assistant Treasurer
Management, LLC	President
One Post Office Square		Wanda M. McManus
Boston, MA 02109	Charles E. Porter	Vice President, Senior Associate Treasurer
	Executive Vice President, Principal	and Assistant Clerk
Marketing Services	Executive Officer, Associate Treasurer
Putnam Retail Management	and Compliance Liaison	Nancy E. Florek
One Post Office Square		Vice President, Assistant Clerk,
Boston, MA 02109	Jonathan S. Horwitz	Assistant Treasurer and Proxy Manager
Senior Vice President and Treasurer
Custodians
Putnam Fiduciary Trust Company,	Steven D. Krichmar
State Street Bank and Trust Company	Vice President and Principal Financial Officer

Legal Counsel	Janet C. Smith
Ropes & Gray LLP	Vice President, Principal Accounting Officer
and Assistant Treasurer

Independent Registered Public	Susan G. Malloy
Accounting Firm	Vice President and Assistant Treasurer
KPMG LLP
Beth S. Mazor
Trustees	Vice President
John A. Hill, Chairman
Jameson Adkins Baxter, Vice Chairman	James P. Pappas
Charles B. Curtis	Vice President
Myra R. Drucker
Charles E. Haldeman, Jr.
Paul L. Joskow	Richard S. Robie, III
Elizabeth T. Kennan	Vice President
Kenneth R. Leibler
Robert E. Patterson	Francis J. McNamara, III
George Putnam, III	Vice President and Chief Legal Officer
W. Thomas Stephens
Richard B. Worley	Robert R. Leveille
Chief Compliance Officer

Mark C. Trenchard
Vice President and BSA Compliance Officer

This report is for the information of shareholders of Putnam Floating Rate Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109
www.putnam.com
1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured	May Lose Value	No Bank Guarantee

AN096 242610 4/07

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) None

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Stephens, Mr. Leibler and Mr. Hill meets the financial literacy requirements of the New York Stock Exchange's rules and qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

February 28, 2007	$66,115	$--	$5,115	$298
February 28, 2006	$60,993	$--	$4,293	$ -

For the fiscal years ended February 28, 2007 and February 28, 2006, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $5,413 and $4,293 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to expense allocation methodology.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

February 28,
2007	$ -	$ -	$ -	$ -
February 28,
2006	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders: Not applicable Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:

Effective January 1, 2007, the fund retained State Street Bank and Trust Company ("State Street") as its custodian. Putnam Fiduciary Trust Company, the fund's previous custodian, is managing the transfer of the fund's assets to State Street. This transfer is expected to be completed for all Putnam funds during the first half of 2007, with PFTC remaining as custodian with respect to fund assets until the assets are transferred.

Also effective January 1, 2007, the fund's investment manager, Putnam Investment Management, LLC entered into a Master Sub-Accounting Services Agreement with State Street, under which the investment manager has delegated to State Street responsibility for providing certain administrative, pricing, and bookkeeping services for the fund.

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: April 27, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: April 27, 2007

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: April 27, 2007

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 07513 )

Exact name of registrant as specified in charter: Putnam Funds Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code: (617) 292-1000

Date of fiscal year end: February 28, 2007

Date of reporting period: March 1, 2006— February 28, 2007

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Income Strategies Fund

2|28|07

Annual Report

PUTNAM INVESTMENTS

ASSET ALLOCATION FUNDS
invest in a mix of asset classes to help weather
changing market environments.

What makes Putnam different?

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

In 1830, Massachusetts Supreme Judicial
Court Justice Samuel Putnam established
The Prudent Man Rule,
a legal foundation for responsible
money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam
Income Strategies
Fund

2| 28| 07

Annual Report

Message from the Trustees	1
About the fund	2
Report from the fund managers	5
Performance	10
Expenses	12
Portfolio turnover	14
Your fund’s management	15
Terms and definitions	17
Trustee approval of management contract	18
Other information for shareholders	22
Financial statements	23
Federal tax information	57
Brokerage commissions	57
About the Trustees	58
Officers	62

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder:

From our present vantage point, it has become apparent that certain sectors of the U.S. economy have slowed somewhat, although the global economy continues to demonstrate healthy growth. In recent weeks, financial markets have reflected increased uncertainty about the effects of the housing market decline and tighter credit standards by mortgage lenders on the U.S. economy. However, we believe that the U.S. economy is flexible enough to adapt to these challenges, just as it has adapted to other challenges that have arisen in the course of the recent economic expansion.

As you may have heard, on February 1, 2007, Marsh & McLennan Companies, Inc. announced that it had signed a definitive agreement to sell its ownership interest in Putnam Investments Trust, the parent company of Putnam Management and its affiliates, to Great-West Lifeco Inc. Great-West Lifeco Inc. is a financial services holding company with operations in Canada, the United States, and Europe and is a member of the Power Financial Corporation group of companies. This transaction is subject to regulatory approvals and other conditions, including the approval of new management contracts by shareholders of a substantial number of Putnam funds at shareholder meetings scheduled for May 15, 2007. Proxy solicitation materials related to these meetings, which provide detailed information regarding the proposed transaction, were recently mailed. We currently expect the transaction to be completed by the middle of 2007.

Putnam’s team of investment and business professionals will continue to be led by Putnam President and Chief Executive Officer Ed Haldeman. Your Trustees have been actively involved through every step of the discussions, and we will continue in our role of overseeing the Putnam funds on your behalf.

We would like to take this opportunity to announce that a new independent Trustee, Kenneth R. Leibler, has joined your fund’s Board of Trustees. Mr. Leibler has had a distinguished career as a leader in the investment management industry. He is a founding partner of and advisor to the Boston Options Exchange; a Trustee of Beth Israel Deaconess Hospital in Boston; a lead director of Ruder Finn Group, a global communications and advertising firm; and a director of Northeast Utilities.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies for the fiscal year ended February 28, 2007, and provide their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Respectfully yours,

Putnam Income Strategies Fund: pursuing income

through a diversified portfolio of bonds and stocks

Current income consistent with prudent risk is an important objective for a growing number of investors, particularly those who are in or approaching retirement. Yet, in today’s relatively low-yield environment, many investors face an uncomfortable trade-off. Achieving their target income level means taking on greater risk, since higher-yielding securities usually have lower credit quality and may be quite volatile. For example, high-yield corporate bonds or government debt from emerging-market countries have proved rewarding over the long term, but income-oriented investors may not be comfortable with the ups and downs in performance that these securities can experience over the short term.

Putnam Income Strategies Fund uses a broad-based diversification strategy to pursue its income objective with less volatility than would be expected from targeting only higher-yielding investments. The fund pursues its objectives by investing in a broad range of asset classes — including several types of bonds and stocks — and by carefully managing risk. The fund’s secondary objective is capital appreciation, which may help offset the negative effect that inflation can have on the purchasing power of an income-oriented portfolio.

Investing across a variety of asset classes has been shown to be a prudent strategy for long-term investors because it helps smooth the ups and downs of the market. In addition, the fund’s mix of holdings is managed dynamically to respond to changing opportunities — and risks — in global markets.

Putnam’s Global Asset Allocation Team combines insights from proprietary research with diversification expertise. The team draws on the work of Putnam’s 100-member fixed income group as well as that of our global equity research analysts, who cover more than 1,000 stocks worldwide. The insights of Putnam’s economists and currency specialists are also brought to bear on the portfolio management process. This comprehensive approach helps the fund pursue its investment objectives as it seeks to take advantage of ever-changing market conditions.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments.

Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. The fund can invest some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater fluctuations in the value of your investment. The fund also uses derivatives in pursuit of its objectives, and these instruments involve special risks and may result in losses. While diversification and rebalancing can help protect returns from excessive volatility, they cannot ensure protection against market loss. It is possible to lose money in a diversified portfolio.

The fund invests in a wide range of income-generating
securities across several asset classes.

Putnam Income Strategies Fund seeks current income consistent with what Putnam Management considers to be prudent risk, with capital appreciation as a secondary objective, by investing in a diversified portfolio of investment-grade and below-investment-grade bonds, equities, and other investments selected for yield and moderate risk levels.

Highlights

• For the 12 months ended February 28, 2007, Putnam Income Strategies Fund’s class A shares returned 10.53% without sales charges.

• The fund’s custom blended benchmark, which includes a bond and a stock index and is intended to provide a suitable performance target for a conservative asset allocation fund, comprises 75% Lehman Aggregate Bond Index and 25% Russell 3000 Index. The return of the blended benchmark for the period was 7.18% . The bond index component returned 5.54% . The stock index component returned 12.03% .

• The average return for the fund’s Lipper category, Mixed-Asset Target Allocation Conservative Funds, was 6.95% for the period.

• Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 10.

Performance

Total return for class A shares for periods ended 2/28/07

	Average annual return		Cumulative return
	NAV	POP	NAV	POP

Life of fund (inception: 9/13/04)	8.44%	6.10%	22.03%	15.66%

1 year	10.53	4.71	10.53	4.71

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at POP reflect a maximum sales charge of 5.25% . For the most recent month-end performance, visit www.putnam.com. For a portion of the period, this fund limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply.

Report from the fund managers

The year in review

We are pleased to report that your fund posted solid returns for its 2007 fiscal year, which ended February 28, 2007. Based on results at net asset value (NAV, or without sales charges), the fund not only outperformed its custom-blended benchmark for the year, it also finished ahead of the average return of funds in its Lipper category, Mixed-Asset Target Allocation Conservative Funds. In our opinion, the key to your fund’s strong returns was our approach to asset allocation. The fund had overweight positions in some strong-performing asset classes. On the equity side, these included non-U.S. stocks and real estate investment trusts (REITs). Our stock selection among U.S. equities proved beneficial, with this portion of the portfolio outpacing the Russell 3000 Index for the period. On the fixed-income side, exposure to global high-yield bonds and convertible bonds was a boon to performance. Our strategy of broad global diversification, which exposes the fund to many sources of both income and potential appreciation, worked especially well during the period. Typically, some asset classes will outperform while others show weakness. Over this time frame, however, all asset classes produced positive returns, and the fund’s broad exposure enabled it to benefit on all fronts.

Market overview

Global capital markets advanced during much of the fund’s fiscal year, with the exception of a market correction that ran from May 2006 into the summer, and a second correction which occurred in February 2007. Stock and bond markets recovered rather quickly from the midyear correction, because the global economy was on solid footing. Consumer spending, supported by rising incomes and falling energy prices, remained robust and contributed to generous corporate profits and free cash flow. As businesses sought to invest excess cash, capital spending remained strong and merger-and-acquisition (M&A) activity rose sharply.

The world’s central banks raised interest rates gradually during the fiscal year. Financial markets generally absorbed these changes without significant increases in volatility. In the United States, the Federal Reserve (the Fed) held the federal funds rate — the key interest rate used for overnight loans between banks — steady at 5.25% for most of the period. Bond yields declined across all maturities, with yields on 10-year Treasury bonds falling more than yields on 2-year Treasury notes. As a result, shorter-term rates rose above longer-term rates, which is

Market sector performance

These indexes provide an overview of performance in different market sectors for the 12 months ended 2/28/07.

Bonds

Lehman Aggregate Bond Index
(broad bond market)	5.54%

Lehman Government Bond Index
(U.S. Treasury and agency securities)	4.95%

JPMorgan Global High Yield Index
(global high-yield corporate bonds)	11.88%

Citigroup World Government Bond Index
(global government bonds)	6.29%

Equities

Russell 3000 Index
(broad stock market)	12.03%

MSCI EAFE Index
(international stocks)	21.07%

Russell 2000 Index
(stocks of small and midsize companies)	9.87%

considered an anomaly. Benefiting from this situation, investors in money market accounts and other short-term fixed-income investments enjoyed yields similar to those available from investments in riskier, longer-term bonds.

Following the midyear correction, volatility remained low, inflation appeared to be under control, and all major asset classes delivered consistently positive results. Stocks outperformed bonds. Large-company stocks outpaced small-company stocks, and value stocks beat growth stocks. As in the previous fiscal year, international equities offered greater returns than domestic stocks. Corporate bonds outperformed government bonds, with the strongest returns coming from global high-yield and convertible bonds. Financial markets continued their upward trend until February 2007, when volatility increased and some asset classes lost value.

Strategy overview

The fund seeks current income by investing in a broadly diversified portfolio of bonds and stocks that are selected and combined in order to keep the portfolio’s risk exposures closely aligned with those of its custom benchmark. We employ quantitative methods to build the portfolio as we seek to optimize the combination of investment attributes that our empirical research tells us are consistently rewarded by the market. These attributes include attractive valuation, profitability, efficient use of capital assets, quality of earnings, financial management (which includes dividend policy and share repurchase programs), and overall momentum. We carefully consider how the addition or deletion of a particular security will affect the characteristics of the overall portfolio, and we strive to maintain what we believe is an optimal combination of characteristics capable of producing competitive results under a variety of market

Portfolio positioning comparison

This chart shows how the portfolio’s positioning has changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time. Certain weightings reflect the use of cash to cover derivative holdings. The weightings shown may not match those found in the fund’s portfolio.

conditions. We also try to keep our securities trading cost-effective and opportunistic. To the extent possible, we seek to buy specific securities when they appear under-priced. The fund’s investment strategy does not change over time; however, we do implement minor adjustments when we believe we can enhance returns without adding unnecessary risk.

During the period, the portfolio’s allocation to stocks was about 30%, nearly 5% higher than our typical equity allocation. This included modest allocations to REITs and non-U.S. stocks. The portfolio also accumulated a little more cash than usual, since the yield on cash equivalents (such as money market securities and three-month Treasuries) had become comparable with the yields of longer-maturity debt instruments, but these securities carried less risk. In our opinion, maintaining a larger cash position was an effective way to offset the extra risk that came with a larger equity allocation.

Because we anticipated an eventual increase in market volatility, we made other small adjustments in order to make the portfolio more conservative. For example, we gravitated toward larger-cap stocks and stocks from developed markets, preferring more liquid holdings within equities. Relative to the benchmark, the portfolio is slightly underweighted in both investment-grade and  high-yield corporate bonds. We also work to protect the portfolio against loss of value resulting from unfavorable currency exchange rates by using currency-hedging strategies when we consider them appropriate. During the period, the portfolio was largely unhedged, as we anticipated a weaker dollar.

Your fund’s holdings

Although the portfolio consists primarily of fixed-income securities, it includes equity positions as well. These holdings were key contributors to the fund’s strength relative to its benchmark. Among them was Southern Copper, one of the portfolio’s top-performing stocks during the fiscal year. This Arizona-based company is a major producer of copper, and offers molybdenum and zinc as secondary products. It owns mines in Mexico and Peru and has been successful in keeping costs down through economies of scale. For several years, the world’s increasing demand for commodities has driven the price of copper skyward. As a result, the company’s profits have surged and its share price gained considerably.

Specialty retailer American Eagle Outfitters, another strong performer, designs and manufactures its own brand of casual clothes and footwear geared toward the teen market. Success in this market depends largely on

Top country weightings

This table shows the fund’s top country weightings as of 2/28/07. Weightings are shown as a percentage of net assets. Holdings will vary over time.

understanding the hottest trends of the season and capitalizing on the herd mentality of this peer-conscious customer group. The company invests heavily in market research and store remodeling and has aligned itself with MTV to strengthen its brand. These strategies worked well and drove the stock price up significantly over the period.

Improvement in corporate financial health has led to a dramatic increase in M&A activity. Diversified financial companies, including Goldman Sachs, benefited on several fronts. Goldman’s investment banking business, which lends capital to finance such deals, had a banner year. In addition, the company’s brokerage services benefited from robust trading activity. Shares of Goldman appreciated considerably.

As can be expected of a diversified portfolio, certain holdings fall short of our expectations in any given time period. Intel, which manufactures semiconductor chips and microprocessors, has been in a fierce price war with its major competitor, Advanced Micro Devices. Intel’s stock price suffered as a result. We reduced the portfolio’s exposure to Intel but maintained a position. Sunoco refines and distributes petroleum products such as gasoline and diesel fuel. Sunoco’s stock has simply underperformed stocks of other energy companies during the period, yet, in our view, it is one of the better values in the energy sector. The company pays one of the highest dividends of all the independent refiners and is thus very well suited for inclusion in an income-oriented portfolio, while its attractive valuation leads us to think that it also has the potential to appreciate over time.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

Financial markets have enjoyed four years of generally positive returns, but we caution investors not to become complacent as a result. Over the last couple of years, as the world’s central banks have begun to raise interest rates, liquidity, which is a major contributor to economic growth, has become constrained. Consequently, greater volatility and duress in certain market sectors may create pitfalls across the investment landscape in the coming months.

As the fund’s fiscal year drew to a close, Japan’s central bank raised interest rates and China’s central bank changed its reserve requirements. This sparked a dramatic correction in the Chinese stock market that sent ripples of volatility around the world. Meanwhile, in the United States, the sub-prime residential mortgage market came under pressure, with record numbers of foreclosures.

We believe that investors would be wise to focus on protecting the gains they’ve made in recent years. In our view, conservative and well-diversified funds, such as Putnam Income Strategies Fund, can offer valuable advantages in this type of environment. If volatility increases, as we anticipate, we believe that yield will become a more widely sought investment characteristic. Your fund emphasizes holdings and strategies that we believe can produce attractive yields over time while seeking to maintain a conservative level of risk.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. The fund can invest some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater fluctuations in the value of your investment. The fund also uses derivatives in pursuit of its objectives, and these instruments involve special risks and may result in losses. While diversification and rebalancing can help protect returns from excessive volatility, they cannot ensure protection against market loss. It is possible to lose money in a diversified portfolio.

Your fund’s performance

This section shows your fund’s performance for periods ended February 28, 2007, the end of its fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/28/07

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(9/13/04)		(9/12/05)		(9/12/05)		(9/12/05)		(9/12/05)	(10/4/05)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	22.03%	15.66%	19.73%	16.73%	19.81%	19.81%	20.43%	16.49%	21.33%	22.51%
Annual average	8.44	6.10	7.60	6.50	7.63	7.63	7.86	6.41	8.19	8.61

1 year	10.53	4.71	9.60	4.60	9.69	8.69	9.93	6.36	10.23	10.77

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a maximum sales charge of 5.25% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year and is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares. For a portion of the period, this fund limited expenses, without which returns would have been lower. A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $11,973 ($11,673 with the contingent deferred sales charge). A $10,000 investment in the fund’s class C shares would have been valued at $11,981 and no contingent deferred sales charge would be applied. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $11,649 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $12,133 and $12,251, respectively.

Fund performance as of most recent calendar quarter Total return for periods ended 3/31/07

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(9/13/04)		(9/12/05)		(9/12/05)		(9/12/05)		(9/12/05)	(10/4/05)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	22.88%	16.47%	20.50%	17.50%	20.59%	20.59%	21.23%	17.26%	22.16%	23.39%
Annual average	8.42	6.17	7.59	6.53	7.62	7.62	7.85	6.45	8.17	8.60

1 year	10.56	4.77	9.74	4.74	9.84	8.84	9.97	6.41	10.39	10.80

Comparative index returns For periods ended 2/28/07

			Income	Lipper Mixed-Asset
	Lehman		Strategies	Target Allocation
	Aggregate	Russell 3000	Blended	Conservative Funds
	Bond Index	Index	Index*	category average†

Life of fund	9.75%	34.52%	15.67%	15.05%
Annual average	3.86	12.83	6.10	5.84

1 year	5.54	12.03	7.18	6.95

Index and Lipper results should be compared to fund performance at net asset value.

* Income Strategies Blended Index comprises 75% Lehman Aggregate Bond Index and 25% Russell 3000 Index.

† Over the 1-year and life-of-fund periods ended 2/28/07, there were 362 and 237 funds, respectively, in this Lipper category.

Fund price and distribution information For the 12-month period ended 2/28/07

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	12		12	12	12		12	12

Income	$0.4422		$0.3692	$0.3692	$0.3922		$0.4132	$0.4662

Capital gains

Long-term	0.0010		0.0010	0.0010	0.0010		0.0010	0.0010

Short-term	0.0128		0.0128	0.0128	0.0128		0.0128	0.0128

Total	$0.4560		$0.3830	$0.3830	$0.4060		$0.4270	$0.4800

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

2/28/06	$10.44	$11.02	$10.43	$10.43	$10.43	$10.78	$10.44	$10.45

2/28/07	11.06	11.67	11.03	11.04	11.04	11.41	11.06	11.07

Current yield (end of period)
Current dividend rate[1]	4.01%	3.80%	3.37%	3.37%	3.59%	3.47%	3.69%	4.23%

Current 30-day SEC yield
(with expense limitation)[2,3]	4.23	4.01	3.48	3.46	3.73	3.61	3.97	4.49

Current 30-day SEC yield
(without expense limitation)[3]	2.31	2.18	1.56	1.54	1.81	1.75	2.05	2.56

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 For a portion of the period, this fund limited expenses, without which yields would have been lower.

3 Based only on investment income, calculated using SEC guidelines.

Fund’s annual operating expenses For the fiscal year ended 2/28/06

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses*	0.75%	1.50%	1.50%	1.25%	1.00%	0.50%

Total annual fund operating expenses	3.54	4.29	4.29	4.04	3.79	3.29

* Reflects Putnam Management’s decision to contractually limit expenses through 2/29/08.

Expense information in this table may differ from that shown in the next section and in the financial highlights of this report.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Income Strategies Fund from September 1, 2006, to February 28, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 3.74	$ 7.57	$ 7.57	$ 6.30	$ 5.02	$ 2.46

Ending value (after expenses)	$1,067.80	$1,063.20	$1,064.20	$1,065.40	$1,067.20	$1,068.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended February 28, 2007, use the calculation method below. To find the value of your investment on September 1, 2006, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 09/01/2006 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 3.66	$ 7.40	$ 7.40	$ 6.16	$ 4.91	$ 2.41

Ending value (after expenses)	$1,021.17	$1,017.46	$1,017.46	$1,018.70	$1,019.93	$1,022.41

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized expense ratio	0.73%	1.48%	1.48%	1.23%	0.98%	0.48%

Average annualized expense ratio for Lipper peer group*	1.51%	2.26%	2.26%	2.01%	1.76%	1.26%

* Simple average of the expenses of all front-end load funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 12/31/06. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

Your fund’s portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons

Percentage of holdings that change every year

	2007	2006	2005

Putnam Income Strategies Fund	83%*	71%*	34%†

Lipper Mixed-Asset Target Allocation Conservative Funds category average	48%	49%	50%

* Portfolio turnover excludes dollar-roll transactions.

† Not annualized.

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on February 28. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2007 is based on information available as of 2/28/07.

Your fund’s management

Your fund is managed by the members of the Putnam Global Asset Allocation Team. Jeffrey Knight is the Portfolio Leader, and Robert Kea and Robert Schoen are Portfolio Members of your fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Global Asset Allocation Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of February 28, 2007, and February 28, 2006.

Trustee and Putnam employee fund ownership

As of February 28, 2007, 11 of the 12 Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$400,000	$101,000,000

Putnam employees	$703,000	$459,000,000

Fund manager compensation

The total 2006 fund manager compensation that is attributable to your fund is less than $10,000. This amount includes a portion of 2006 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2006 compensation paid to the Chief Investment Officer of the team for his oversight responsibilities, calculated based on the fund assets he oversees taken as a percentage of the total assets he oversees. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2006, the calculation reflects annualized 2006 compensation or an estimate of 2007 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Jeffrey Knight is also a Portfolio Leader of Putnam Asset Allocation: Growth, Balanced, and Conservative Portfolios and the ten Putnam RetirementReady Funds. He is also a Portfolio Member of The George Putnam Fund of Boston.

Robert Kea and Robert Schoen are also Portfolio Members of Putnam Asset Allocation: Growth, Balanced, and Conservative Portfolios and the ten Putnam RetirementReady Funds.

Jeffrey Knight, Robert Kea, and Robert Schoen may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

Your fund’s Portfolio Leader and Portfolio Members did not change during the year ended February 28, 2007.

Putnam fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in all Putnam mutual funds (in dollar ranges). Information shown is as of February 28, 2007, and February 28, 2006.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Philippe Bibi	2007							•

Chief Technology Officer	2006							•

Joshua Brooks	2007							•

Deputy Head of Investments	2006							•

William Connolly	2007							•

Head of Retail Management	2006							•

Kevin Cronin	2007							•

Head of Investments	2006							•

Charles Haldeman, Jr.	2007							•

President and CEO	2006							•

Amrit Kanwal	2007						•

Chief Financial Officer	2006					•

Steven Krichmar	2007							•

Chief of Operations	2006						•

Francis McNamara, III	2007							•

General Counsel	2006							•

Jeffrey Peters	2007							•

Head of International Business	N/A

Richard Robie, III	2007						•

Chief Administrative Officer	2006						•

Edward Shadek	2007							•

Deputy Head of Investments	2006							•

Sandra Whiston	2007							•

Head of Institutional Management	2006						•

N/A indicates the individual was not a member of Putnam’s Executive Board as of 2/28/06.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

Comparative indexes

Citigroup World Government Bond Index is an unmanaged index of global investment-grade fixed-income securities.

JPMorgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

Russell 2000 Index is an unmanaged index of the 2,000 smallest companies in the Russell 3000 Index.

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies in the Russell universe.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval
of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2006, the Contract Committee met four times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2006.

This approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 1st percentile in management fees and in the 25th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2005 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2007. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception. In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to implement an additional expense limitation for certain funds for the twelve months beginning January 1, 2007 equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper based on the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the Lipper custom peer group data for the period ended December 31, 2005. This additional expense limitation will not be applied to your fund.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, including a study of potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis. Because many of the costs incurred by Putnam Management in managing the funds are not readily identifiable to particular funds, the Trustees observed that the methodology for allocating costs is an important factor in evaluating Putnam Management’s costs and profitability, both as to the Putnam funds in the aggregate and as to individual funds. The Trustees reviewed Putnam Management’s cost allocation methodology with the assistance of independent consultants and concluded that this methodology was reasonable and well-considered.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the 90th percentile of its previous Lipper Inc. peer group (Lipper Income Funds; following and unrelated to the Trustees’ review, Lipper Inc. reassigned the fund to the Mixed-Asset Target Allocation Conservative category) for the one-year period ended December 31, 2005 (the first percentile being the best performing funds and the 100th percentile being the worst performing funds). (Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-year period ended December 31, 2005, there were 265 funds in the Lipper Income Funds peer group.* Past performance is no guarantee of future performance.)

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

* The percentile rankings for your fund’s class A share annualized total return performance in its current category, Lipper Mixed-Asset Target Allocation Conservative Funds, for the one-year and life-of-fund periods ended March 31, 2007 were 6% and 7%. Over the one-year and life-of-fund periods ended March 31, 2007, the fund ranked 19 out of 364 and 15 out of 237 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

Approval of new management contracts in connection with pending change in control

As discussed in the “Message from the Trustees” at the beginning of this shareholder report, on February 1, 2007, Marsh & McLennan Companies, Inc. announced that it had signed a definitive agreement to sell its ownership interest in Putnam Investments Trust, the parent company of Putnam Management and its affiliates, to Great-West Lifeco Inc., a member of the Power Financial Corporation group of companies. This transaction is subject to regulatory approvals and other conditions, including the approval of new management contracts by shareholders of a substantial number of Putnam funds at shareholder meetings scheduled for May 15, 2007. Proxy solicitation materials related to these meetings, which provide detailed information regarding the transaction, were recently mailed. The transaction is currently expected to be completed by the middle of 2007.

At an in-person meeting on February 8–9, 2007, the Trustees considered the approval of new management contracts for each Putnam fund proposed to become effective upon the closing of the transaction, and the filing of a preliminary proxy statement. At an in-person meeting on March 8–9, 2007, the Trustees considered the approval of the final forms of the proposed new management contracts for each Putnam fund and the proxy statement. They reviewed the terms of the proposed new management contracts and the differences between the proposed new management contracts and the current management contracts. They noted that the terms of the proposed new management contracts were substantially identical to the current management contracts, except for certain changes developed at the initiative of the Trustees and designed largely to address inconsistencies among various of the existing contracts, which had been developed and implemented at different times in the past. In considering the approval of the proposed new management contracts, the Trustees also considered, as discussed further in the proxy statement, various matters relating to the transaction. Finally, in considering the proposed new management contracts, the Trustees also took into account their deliberations and conclusions (discussed above in the preceding paragraphs of the “Trustee Approval of Management Contract” section) in connection with the most recent annual approval of the continuance of the Putnam funds’ management contracts effective July 1, 2006, and the extensive materials that they had reviewed in connection with that approval process. Based upon the foregoing considerations, on March 9, 2007, the Trustees, including all of the Independent Trustees, unanimously approved the proposed new management contracts and determined to recommend their approval to the shareholders of the Putnam funds.

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam Income Strategies Fund (a series of Putnam Funds Trust):

In our opinion, the accompanying statement of assets and liabilities, including the fund’s portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Income Strategies Fund (the “fund”) at February 28, 2007, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at February 28, 2007, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 20, 2007

The fund’s portfolio 2/28/07

COMMON STOCKS (27.0%)*

	Shares	Value

Banking (1.5%)
Banco Bilbao Vizcaya Argentaria SA
(Spain)	539	$ 13,087
Bank of America Corp.	265	13,481
Citizens Banking Corp.	61	1,385
Comerica, Inc.	61	3,684
Commerzbank AG (Germany)	100	4,111
Commonwealth Bank of Australia
(Australia)	200	7,870
Corus Bankshares, Inc.	247	4,584
Credit Agricole SA (France)	279	11,086
DBS Group Holdings, Ltd.
(Singapore)	1,000	14,071
DnB Holdings ASA (Norway)	1,200	16,229
Downey Financial Corp.	26	1,704
Hancock Holding Co.	29	1,293
HBOS PLC (United Kingdom)	387	8,178
Hypo Real Estate Holding (Germany)	15	948
KeyCorp	111	4,189
Lloyds TSB Group PLC
(United Kingdom)	1,422	15,988
Nordea AB (Sweden)	1,500	22,746
Pacific Capital Bancorp.	50	1,575
PNC Financial Services Group	75	5,498
Royal Bancshares of Pennsylvania, Inc.
Class A	77	1,873
Sky Financial Group, Inc.	68	1,911
Societe Generale (France)	80	13,436
Sterling Financial Corp.	59	1,941
Susquehanna Bancshares, Inc.	52	1,262
U.S. Bancorp	329	11,732
Wachovia Corp.	248	13,732
Washington Mutual, Inc.	193	8,314
Wells Fargo & Co.	548	19,016
		224,924

Basic Materials (1.1%)
AK Steel Holding Corp. †	168	3,886
Amcor, Ltd. (Australia)	2,259	12,970
Builders FirstSource, Inc. †	55	991
Carpenter Technology Corp.	28	3,319
Chaparral Steel Co.	69	3,438
Dow Chemical Co. (The)	95	4,161
Fletcher Building, Ltd. (New Zealand)	2,404	17,907
FMC Corp.	83	6,106
Granite Construction, Inc.	73	4,262
Grief, Inc. Class A	15	1,761
H.B. Fuller Co.	173	4,320
Hochtief AG (Germany)	29	2,544
Kobe Steel, Ltd. (Japan)	1,000	4,023
Mitsubishi Chemical Holdings
Corp. (Japan)	500	4,053
Mitsui Chemicals, Inc. (Japan)	1,000	8,697
Mittal Steel Co. NV (Netherlands)	446	22,462
Monsanto Co.	56	2,951
Neenah Paper, Inc.	33	1,224
Nippon Light Metal Co., Ltd. (Japan)	1,000	3,068
Nucor Corp.	154	9,374
PPG Industries, Inc.	95	6,294

COMMON STOCKS (27.0%)* continued

	Shares	Value

Basic Materials continued
Quanex Corp.	51	$ 1,994
Rayonier, Inc.	136	6,074
Southern Copper Corp.	159	11,194
Travis Perkins PLC (United Kingdom)	143	5,482
Ube Industries, Ltd. (Japan)	1,000	3,229
Zinifex, Ltd. (Australia)	190	2,502
		158,286

Capital Goods (1.1%)
Acuity Brands, Inc.	30	1,662
Alstom (France) †	11	1,323
Andritz AG (Austria)	15	3,157
Applied Industrial Technologies, Inc.	89	2,135
Autoliv, Inc. (Sweden)	64	3,651
BAE Systems PLC (United Kingdom)	653	5,570
Boeing Co. (The)	231	20,159
Cummins, Inc.	98	13,199
Eaton Corp.	19	1,539
Emerson Electric Co.	190	8,187
EnPro Industries, Inc. †	64	2,431
FKI PLC (United Kingdom)	3,791	8,157
Flow International Corp. †	177	2,145
Freightcar America, Inc.	73	3,616
GKN PLC (United Kingdom)	133	898
Herman Miller, Inc.	172	6,617
II-VI, Inc. †	39	1,206
Illinois Tool Works, Inc.	108	5,584
Insteel Industries, Inc.	69	1,270
Lancaster Colony Corp.	51	2,160
Lockheed Martin Corp.	153	14,884
Manitowoc Co., Inc. (The)	30	1,761
Nordson Corp.	63	3,073
Orbital Sciences Corp. †	77	1,524
Parker-Hannifin Corp.	95	7,827
Raytheon Co.	38	2,035
Rofin-Sinar Technologies, Inc. †	21	1,263
SIG Holding AG (Switzerland) †	12	4,041
Steelcase, Inc.	141	2,738
Terex Corp. †	161	10,600
Thomas & Betts Corp. †	122	6,200
United Industrial Corp.	37	1,996
United Technologies Corp.	45	2,953
USEC, Inc. †	217	3,077
Valmont Industries, Inc.	40	2,269
Wabtec Corp.	73	2,351
		163,258

Communication Services (1.2%)
AT&T, Inc.	530	19,504
Belgacom SA (Belgium)	391	16,713
BT Group PLC (United Kingdom)	2,602	15,108
Comcast Corp. Class A †	154	3,961
CT Communications, Inc.	104	2,451
DirecTV Group, Inc. (The) †	207	4,670
Earthlink, Inc. †	315	2,243
Echostar Communications Corp. Class A †	71	2,883
Embarq Corp.	38	2,103
France Telecom SA (France)	235	6,350

COMMON STOCKS (27.0%)* continued

	Shares	Value

Communication Services continued
Golden Telecom, Inc. (Russia)	38	$ 2,060
InterDigital Communications Corp. †	142	4,930
Koninklijke (Royal) KPN NV (Netherlands)	941	14,484
Kudelski SA (Switzerland)	11	408
Liberty Global, Inc. Class A †	131	3,771
Sprint Nextel Corp.	700	13,496
Swisscom AG (Switzerland)	26	9,769
Telecom Corp. of New Zealand, Ltd.
(New Zealand)	5,337	18,043
Telecom Italia SpA RNC (Italy)	5,100	12,940
USA Mobility, Inc.	55	1,066
Verizon Communications, Inc.	473	17,704
Windstream Corp.	144	2,167
		176,824

Conglomerates (0.2%)
3M Co.	115	8,519
General Electric Co.	265	9,254
Honeywell International, Inc.	46	2,136
Swire Pacific, Ltd. (Hong Kong)	1,000	11,315
		31,224

Consumer Cyclicals (2.7%)
Aaron Rents, Inc.	135	3,694
Adecco SA (Switzerland)	29	1,933
American Eagle Outfitters, Inc.	86	2,670
American Woodmark Corp.	89	3,537
Ameristar Casinos, Inc.	38	1,232
AnnTaylor Stores Corp. †	39	1,384
Benetton Group SPA (Italy)	16	262
Brown Shoe Co., Inc.	37	1,898
Charlotte Russe Holding, Inc. †	203	5,926
Charming Shoppes †	150	1,871
Citadel Broadcasting Corp.	113	1,150
Consolidated Graphics, Inc. †	34	2,423
CTC Media, Inc. (Russia) †	82	1,730
Davis Service Group PLC (United Kingdom)	1,645	16,645
De La Rue PLC (United Kingdom)	587	7,805
Deckers Outdoor Corp. †	26	1,695
Dolby Laboratories, Inc. Class A †	63	2,016
Dollar Financial Corp. †	74	1,896
Dollar Tree Stores, Inc. †	138	4,707
Dress Barn, Inc. †	204	4,288
Dun & Bradstreet Corp. (The) †	35	3,090
Electrolux AB Class B (Sweden)	700	15,609
Family Dollar Stores, Inc.	129	3,737
FamilyMart Co., Ltd. (Japan)	300	8,241
Geberit International AG (Switzerland)	2	3,298
General Motors Corp.	118	3,767
Genlyte Group, Inc. (The) †	28	1,943
Gymboree Corp. (The) †	40	1,508
Hankyu Department Stores (Japan)	1,000	9,272
Hasbro, Inc.	88	2,490
HMV Group PLC (United Kingdom)	2,489	6,769
JC Penney Co., Inc. (Holding Co.)	69	5,597
Kellwood Co.	59	1,860
Kesa Electricals PLC (United Kingdom)	1,711	11,299
Kimball International, Inc. Class B	108	2,271

COMMON STOCKS (27.0%)* continued

	Shares	Value

Consumer Cyclicals continued
Kohl’s Corp. †	66	$ 4,553
Live Nation, Inc. †	62	1,435
Lodgenet Entertainment Corp. †	76	1,943
Macrovision Corp. †	59	1,456
Maguire Properties, Inc.	240	9,374
Manpower, Inc.	26	1,932
Marks & Spencer Group PLC (United Kingdom)	676	8,942
Mattel, Inc.	147	3,823
McGraw-Hill Cos., Inc. (The)	255	16,476
Mediaset SpA (Italy)	1,391	16,134
NBTY, Inc. †	34	1,655
Next PLC (United Kingdom)	273	10,937
NIKE, Inc. Class B	21	2,194
Nordstrom, Inc.	341	18,104
Office Depot, Inc. †	101	3,369
OfficeMax, Inc.	30	1,557
Omnicom Group, Inc.	17	1,761
Owens Corning, Inc. †	197	6,306
Pacific Brands, Ltd. (Australia)	1,750	4,038
Pacific Sunwear of California, Inc. †	100	1,800
PartyGaming PLC (Gibraltar)	21,811	15,564
Perry Ellis International, Inc. †	71	2,169
Phillips-Van Heusen Corp.	38	2,084
Sherwin-Williams Co. (The)	116	7,720
Skechers U.S.A., Inc. Class A †	100	3,492
Snap-On, Inc.	48	2,405
Sportingbet PLC (United Kingdom)	4,978	4,766
Steven Madden, Ltd.	117	3,459
Tech Data Corp. †	35	1,305
Tenneco Automotive, Inc. †	80	1,944
Time Warner, Inc.	744	15,140
TJX Cos., Inc. (The)	63	1,733
Tomkins PLC (United Kingdom)	1,902	9,600
Trinity Mirror PLC (United Kingdom)	520	4,981
Tween Brands, Inc. †	55	1,972
Valeo SA (France)	407	19,963
Volkswagon AG (Germany)	85	10,692
Volt Information Sciences, Inc. †	98	3,351
Wal-Mart Stores, Inc.	207	9,998
Walt Disney Co. (The)	221	7,571
Warner Music Group Corp.	120	2,393
Watson Wyatt Worldwide, Inc. Class A	34	1,634
Westwood One, Inc.	267	1,824
Wiley (John) & Sons, Inc. Class A	50	1,926
William Hill PLC (United Kingdom)	226	2,801
		407,789

Consumer Finance (0.1%)
Asta Funding, Inc.	44	1,456
Capital Trust, Inc. Class A (R)	109	5,014
Countrywide Financial Corp.	236	9,034
First Marblehead Corp. (The)	69	3,115
		18,619

Consumer Staples (1.6%)
Administaff, Inc.	38	1,349
Alberto-Culver Co.	89	1,971
Altria Group, Inc.	273	23,008

COMMON STOCKS (27.0%)* continued

	Shares	Value

Consumer Staples continued
Anheuser-Busch Cos., Inc.	138	$ 6,773
Autogrill SpA (Italy)	352	6,351
Avon Products, Inc.	106	3,886
Blyth Industries, Inc.	89	1,825
Brinker International, Inc.	95	3,231
CBRL Group, Inc.	49	2,286
CEC Entertainment, Inc. †	75	3,198
Central European
Distribution Corp. †	39	1,060
CKE Restaurants, Inc.	79	1,526
Coca-Cola Co. (The)	47	2,194
Colgate-Palmolive Co.	53	3,570
Costco Wholesale Corp.	50	2,795
Darden Restaurants, Inc.	138	5,652
Estee Lauder Cos., Inc. (The) Class A	149	7,134
Flowers Foods, Inc.	64	1,881
Fyffes PLC (Ireland)	4,365	6,633
General Mills, Inc.	111	6,256
Heidrick & Struggles International, Inc. †	53	2,429
Imperial Sugar Co.	68	2,099
Jack in the Box, Inc. †	65	4,442
Jeronimo Martins, SGPS, SA (Portugal)	747	18,098
Korn/Ferry International †	93	2,146
Kroger Co. #	222	5,699
Labor Ready, Inc. †	148	2,719
Loews Corp. - Carolina Group	26	1,873
Longs Drug Stores, Inc.	47	2,165
Mannatech, Inc.	138	2,048
McDonald’s Corp.	231	10,099
Meiji Dairies Corp. (Japan)	1,000	8,647
MGP Ingredients, Inc.	98	1,944
Molson Coors Brewing Co. Class B	42	3,546
Nash Finch Co.	69	2,074
Nichirei Corp. (Japan)	2,000	12,205
Papa John’s International, Inc. †	53	1,565
PepsiCo, Inc.	74	4,673
Procter & Gamble Co. (The)	46	2,921
Ralcorp Holdings, Inc. †	32	1,857
Reynolds American, Inc.	235	14,347
Robert Half International, Inc.	87	3,399
Ruby Tuesday, Inc.	83	2,432
Safeway, Inc.	462	15,971
Sonic Corp. †	76	1,647
Total Produce PLC (Ireland) †	4,365	4,504
USANA Health Sciences, Inc. †	75	4,355
UST, Inc.	83	4,819
Yum! Brands, Inc.	55	3,187
		240,489

Energy (1.0%)
Alon USA Energy, Inc.	73	2,055
Chevron Corp.	305	20,926
ConocoPhillips	164	10,729
Exxon Mobil Corp. #	752	53,903
Frontier Oil Corp.	70	2,069
Grey Wolf, Inc. †	236	1,579
Holly Corp.	68	3,772
Lufkin Industries, Inc.	23	1,238

COMMON STOCKS (27.0%)* continued

	Shares	Value

Energy continued
Marathon Oil Corp.	211	$ 19,146
Matrix Service Co. †	57	1,022
NATCO Group, Inc. †	38	1,317
Occidental Petroleum Corp.	90	4,156
Questar Corp.	65	5,469
Royal Dutch Shell PLC Class B
(Netherlands)	460	14,903
Santos, Ltd. (Australia)	125	921
Sunoco, Inc.	85	5,484
Technip SA (France)	69	4,616
Trico Marine Services, Inc. †	59	2,150
		155,455

Financial (0.9%)
Assurant, Inc.	40	2,138
CapitalSource, Inc.	278	7,170
Citigroup, Inc.	640	32,256
DB RREEF Trust (Australia)	11,784	16,195
Hitachi Capital Corp. (Japan)	900	18,029
ING Industrial Fund (Australia)	8,579	16,081
Interactive Data Corp.	49	1,178
JPMorgan Chase & Co.	263	12,992
Man Group PLC (United Kingdom)	1,311	14,100
MGIC Investment Corp.	77	4,647
New Century Financial Corp. (R)	83	1,270
PMI Group, Inc. (The)	49	2,297
Radian Group, Inc.	161	9,249
SBI Holdings, Inc. (Japan)	10	4,277
		141,879

Health Care (1.8%)
Aetna, Inc.	241	10,669
Alpharma, Inc. Class A	88	2,320
Altana AG (Germany)	128	7,759
AMERIGROUP Corp. †	42	1,389
Amgen, Inc. †	162	10,410
Applera Corp.- Applied Biosystems Group	285	8,801
Astellas Pharma, Inc. (Japan)	100	4,387
Becton, Dickinson and Co.	222	16,870
Bio-Rad Laboratories, Inc. Class A †	20	1,418
Bristol-Myers Squibb Co.	151	3,985
CIGNA Corp.	24	3,420
Corvel Corp. †	88	2,651
Coventry Health Care, Inc. †	145	7,891
Eli Lilly Co.	101	5,317
Enzon, Inc. †	135	1,118
Forest Laboratories, Inc. †	73	3,778
Haemonetics Corp. †	45	2,025
Humana, Inc. †	177	10,592
Imclone Systems, Inc. †	57	1,642
Incyte Pharmaceuticals, Inc. †	240	1,538
Johnson & Johnson #	311	19,609
Magellan Health Services, Inc. †	61	2,550
McKesson Corp.	295	16,449
Medcath Corp. †	33	958
Merck & Co., Inc.	383	16,913
Millennium Pharmaceuticals, Inc. †	273	2,948
Molina Healthcare, Inc. †	89	2,773

COMMON STOCKS (27.0%)* continued

	Shares	Value

Health Care continued
Neurocrine Biosciences, Inc. †	147	$ 1,854
Noven Pharmaceuticals, Inc. †	44	1,083
Orion Oyj Class B (Finland) †	200	4,388
Parexel International Corp. †	105	3,571
PerkinElmer, Inc.	76	1,801
Pfizer, Inc.	360	8,986
Quidel Corp. †	82	883
Santen Pharmaceutical Co., Ltd. (Japan)	400	10,954
Savient Pharmaceuticals, Inc. †	209	2,830
Schering-Plough Corp.	590	13,853
Sciele Pharma, Inc. †	104	2,392
Telik, Inc. †	700	4,060
UnitedHealth Group, Inc.	122	6,368
Vital Images, Inc. †	34	1,169
Waters Corp. †	87	4,721
Watson Pharmaceuticals, Inc. †	137	3,611
WellCare Health Plans, Inc. †	123	10,100
West Pharmaceutical Services, Inc.	33	1,494
Wyeth	234	11,447
Zoll Medical Corp. †	56	1,557
		267,302

Insurance (1.0%)
Allianz SE (Germany)	80	17,209
Allstate Corp. (The)	199	11,952
American Financial Group, Inc.	159	5,565
Argonaut Group, Inc. †	39	1,373
Chubb Corp. (The)	138	7,045
Commerce Group, Inc.	92	2,638
Compagnia Assicuratrice Unipol SpA
(Preference) (Italy)	5,000	16,954
Fremont General Corp.	277	2,438
ING Groep NV (Netherlands)	523	22,340
Landamerica Financial Group, Inc.	21	1,461
Loews Corp.	76	3,301
Nationwide Financial Services, Inc. Class A	46	2,466
Odyssey Re Holdings Corp.	149	5,805
Ohio Casualty Corp.	91	2,714
Philadelphia Consolidated Holding Corp. †	98	4,499
Safeco Corp.	197	13,144
Safety Insurance Group, Inc.	32	1,359
Triad Guaranty, Inc. †	57	2,591
W.R. Berkley Corp.	383	12,486
Zenith National Insurance Corp.	95	4,574
Zurich Financial Services AG (Switzerland)	15	4,283
		146,197

Other (0.9%)
iShares MSCI EAFE Index Fund	1,494	110,825
S&P 500 Index Depository Receipts
(SPDR Trust Series 1)	146	20,576
		131,401

Investment Banking/Brokerage (0.8%)
Ameriprise Financial, Inc.	132	7,717
Calamos Asset Management, Inc. Class A	70	1,821
Credit Suisse Group (Switzerland)	299	20,729
Deutsche Bank AG (Germany)	119	15,622

COMMON STOCKS (27.0%)* continued

	Shares	Value

Investment Banking/Brokerage continued
Goldman Sachs Group, Inc. (The)	100	$ 20,160
Greenhill & Co., Inc.	20	1,348
Harris & Harris Group, Inc. †	119	1,428
Knight Capital Group, Inc. Class A †	141	2,229
Lehman Brothers Holdings, Inc.	172	12,608
Merrill Lynch & Co., Inc.	72	6,025
Morgan Stanley	210	15,733
SWS Group, Inc.	91	2,399
Vanguard Small Cap Exchange Traded
Fund (VIPERS)	98	6,833
		114,652

Real Estate (7.0%)
Alexander’s, Inc. †	5	2,046
AMB Property Corp. (R)	289	16,987
American Home Mortgage
Investment Corp. (R)	173	4,732
Amrep Corp.	29	2,621
Anthracite Capital, Inc. (R)	451	5,642
Apartment Investment &
Management Co. Class A (R)	267	15,716
Arbor Realty Trust, Inc (R)	164	5,050
Archstone-Smith Operating Trust (R)	613	34,579
Ashford Hospitality Trust, Inc. (R)	986	12,226
AvalonBay Communities, Inc. (R)	261	35,903
Boston Properties, Inc. (R)	397	47,680
BRE Properties (R)	177	11,744
BRT Realty Trust (R)	352	10,975
CB Richard Ellis Group, Inc. Class A †	168	5,598
CBL & Associates Properties (R)	382	18,004
Colonial Properties Trust (R)	274	12,590
Cousins Properties, Inc. (R)	340	11,676
Crystal River Capital, Inc. (R)	180	4,588
Developers Diversified Realty Corp. (R)	325	21,307
DiamondRock Hospitality Co. (R)	124	2,243
Duke Realty Investments, Inc. (R)	214	9,429
Eagle Hospitality Properties Trust, Inc. (R)	708	7,951
Entertainment Properties Trust (R)	197	12,904
Equity Residential Properties Trust (R)	837	42,511
Essex Property Trust, Inc. (R)	37	5,139
Extra Space Storage, Inc. (R)	247	4,703
First Industrial Realty Trust (R)	436	20,252
General Growth Properties, Inc. (R)	578	36,663
Getty Realty Corp. (R)	483	14,331
GMH Communities Trust (R)	630	6,735
Health Care Property Investors, Inc. (R)	334	12,281
Highland Hospitality Corp. (R)	774	12,701
Home Properties of NY, Inc. (R)	268	15,699
Hospitality Properties Trust (R)	260	11,978
Host Marriott Corp. (R)	1,408	37,002
HRPT Properties Trust (R)	1,786	23,075
IMPAC Mortgage Holdings, Inc. (R)	134	882
Inland Real Estate Corp. (R)	571	10,912
iStar Financial, Inc. (R)	337	16,125
Jones Lang LaSalle, Inc.	110	11,644
Kimco Realty Corp. (R)	634	31,865
Liberty Property Trust (R)	467	23,934
Luminent Mortgage Capital, Inc. (R)	565	5,209

COMMON STOCKS (27.0%)* continued

	Shares	Value

Real Estate continued
Macerich Co. (The) (R)	105	$ 9,828
Mack-Cali Realty Corp. (R)	197	10,181
Macquarie Office Trust (Australia)	12,890	16,243
Medical Properties Trust, Inc. (R)	1,352	20,767
National Health Investors, Inc. (R)	357	10,853
National Retail Properties, Inc. (R)	389	9,406
Nationwide Health Properties, Inc. (R)	303	10,023
New Plan Excel Realty Trust (R)	322	10,752
NorthStar Realty Finance Corp. (R)	297	4,505
Omega Healthcare Investors, Inc. (R)	566	10,211
PMC Commercial Trust (R)	293	4,307
ProLogis Trust (R)	695	45,960
Public Storage, Inc. (R)	308	31,191
Ramco-Gershenson Properties (R)	297	10,603
Realty Income Corp. (R)	648	17,826
Redwood Trust, Inc. (R)	40	2,160
Regency Centers Corp. (R)	102	8,745
Resource Capital Corp. (R)	239	3,970
Senior Housing Properties Trust (R)	638	15,274
Simon Property Group, Inc. (R)	620	69,899
SL Green Realty Corp. (R)	203	29,610
Vornado Realty Trust (R)	331	42,103
Wharf (Holdings), Ltd. (Hong Kong)	2,000	7,091
		1,057,340

Technology (2.4%)
Acxiom Corp.	177	3,781
Ansoft Corp. †	62	1,921
Arris Group, Inc. †	183	2,405
Atmel Corp. †	931	5,158
Automatic Data Processing, Inc.	184	9,161
AVX Corp.	240	3,667
BEA Systems, Inc. †	399	4,760
BMC Software, Inc. †	96	2,963
Brocade Communications Systems, Inc. †	542	4,883
Cisco Systems, Inc. †	853	22,127
Coinstar, Inc. †	102	3,010
Convergys Corp. †	66	1,698
Creative Technology, Ltd. (Singapore)	250	1,628
Credence Systems Corp. †	194	881
CSG Systems International, Inc. †	132	3,255
Dell, Inc. †	106	2,422
Fair Isaac Corp.	97	3,786
FEI Co. †	111	3,641
Fuji Photo Film Cos., Ltd. (Japan)	300	12,907
Fujitsu, Ltd. (Japan)	1,000	6,948
Hewlett-Packard Co.	602	23,707
Hyperion Solutions Corp. †	79	3,384
IBM Corp.	251	23,346
IHS, Inc. Class A †	29	1,089
Infospace, Inc. †	77	1,756
Intel Corp.	352	6,987
Interwoven, Inc. †	75	1,142
Intuit, Inc. †	177	5,223
Komag, Inc. †	65	2,209
Konica Corp. (Japan)	500	6,415
Lexmark International, Inc. Class A †	27	1,635
Littelfuse, Inc. †	61	2,247

COMMON STOCKS (27.0%)* continued

	Shares	Value

Technology continued
LSI Logic Corp. †	223	$ 2,261
LTX Corp. †	208	1,294
Manhattan Associates, Inc. †	47	1,308
Mantech International Corp. Class A †	34	1,171
Micronas Semiconductor Holding AG
(Switzerland) †	45	922
Microsoft Corp.	831	23,409
MicroStrategy, Inc. †	17	2,143
Misys PLC (United Kingdom)	115	525
Mitsubishi Electric Corp. (Japan)	2,000	20,032
Motorola, Inc.	348	6,445
MTS Systems Corp.	38	1,436
National Semiconductor Corp.	112	2,869
NEC Corp. (Japan)	1,000	5,308
NTT Data Corp. (Japan)	1	5,071
Oracle Corp. †	1,020	16,759
Packeteer, Inc. †	198	2,376
Photronics, Inc. †	71	1,095
Polycom, Inc. †	107	3,413
Qualcomm, Inc.	122	4,914
RealNetworks, Inc. †	755	6,161
Seiko Epson Corp. (Japan)	100	2,891
Solomon Systech International,
Ltd. (Hong Kong)	96,000	18,923
SonicWall, Inc. †	301	2,625
Spansion, Inc. Class A †	857	10,421
SPSS, Inc. †	44	1,521
Sybase, Inc. †	108	2,699
Sykes Enterprises, Inc. †	124	1,989
Texas Instruments, Inc.	33	1,022
TheStreet.com, Inc.	170	1,896
Thomson Multimedia SA (France)	57	1,069
Toshiba Corp. (Japan)	1,000	6,322
Travelzoo, Inc. †	54	1,815
Trizetto Group †	173	3,604
TTM Technologies, Inc. †	186	2,109
United Online, Inc.	407	5,352
Varian, Inc. †	65	3,538
Veeco Instruments, Inc. †	138	2,703
Websense, Inc. †	99	2,253
		361,806

Transportation (0.7%)
Alaska Air Group, Inc. †	35	1,435
British Airways PLC
(United Kingdom) †	381	4,021
Burlington Northern Santa Fe Corp.	37	2,930
Compagnie Maritime Belge SA (Belgium)	135	7,191
Deutsche Lufthansa AG (Germany)	399	10,800
ExpressJet Holdings, Inc. †	162	1,171
Frontline, Ltd. (Bermuda)	450	15,727
Norfolk Southern Corp.	152	7,205
Orient Overseas International,
Ltd. (Hong Kong)	1,000	8,166
Overseas Shipholding Group	91	5,513
Pacer International, Inc.	78	2,108
Qantas Airways, Ltd. (Australia)	3,012	12,217
Republic Airways Holdings, Inc. †	137	2,715

COMMON STOCKS (27.0%)* continued

	Shares	Value

Transportation continued
Saia, Inc. †	73	$ 1,989
Singapore Airlines, Ltd. (Singapore)	1,000	10,340
Singapore Maritime, Ltd. (Singapore)	9,000	8,423
SkyWest, Inc.	98	2,504
Southwest Airlines Co.	168	2,542
Stolt-Nielsen SA (United Kingdom)	50	1,313
		108,310

Utilities & Power (1.0%)
AES Corp. (The) †	310	6,609
Edison International	150	7,038
El Paso Electric Co. †	89	2,095
Enel SpA (Italy)	1,962	20,482
Energen Corp.	165	7,999
FirstEnergy Corp.	55	3,441
Hokkaido Electric Power Co., Inc. (Japan)	700	19,170
National Grid PLC (United Kingdom)	713	10,690
NICOR, Inc.	56	2,606
Northwest Natural Gas Co.	33	1,461
OGE Energy Corp.	35	1,351
PG&E Corp.	337	15,644
Singapore Petroleum Co., Ltd. (Singapore)	1,000	2,932
Southwest Gas Corp.	62	2,301
Tokyo Electric Power Co. (Japan)	600	20,945
TXU Corp.	397	26,262
		151,026

Total common stocks (cost $3,647,801)		$ 4,056,781

CORPORATE BONDS AND NOTES (22.4%)*

Principal amount		Value

Basic Materials (1.4%)
AK Steel Corp. company
guaranty 7 3/4s, 2012	$ 10,000	$ 10,125
ARCO Chemical Co. debs.
10 1/4s, 2010	10,000	11,100
BCP Crystal US Holdings Corp.
sr. sub. notes 9 5/8s, 2014	5,000	5,556
Builders FirstSource, Inc. company
guaranty FRB 9.61s, 2012	5,000	5,100
Chaparral Steel Co. company
guaranty 10s, 2013	15,000	16,763
Compass Minerals International, Inc.
sr. disc. notes stepped-coupon Ser. B,
zero % (12s, 6/1/08), 2013 ††	5,000	4,850
Covalence Specialty
Materials Corp. 144A
sr. sub. notes 10 1/4s, 2016	10,000	9,525
Crystal US Holdings, LLC sr. disc.
notes stepped-coupon Ser. A,
zero % (10s, 10/1/09), 2014 ††	15,000	13,125
Domtar, Inc. notes 5 3/8s, 2013
(Canada)	10,000	9,250
Georgia-Pacific Corp.
debs. 9 1/2s, 2011	5,000	5,588

CORPORATE BONDS AND NOTES (22.4%)* continued

Principal amount		Value

Basic Materials continued
Georgia-Pacific Corp.
sr. notes 8s, 2024	$ 5,000	$ 5,100
Hexion U.S. Finance Corp./Hexion
Nova Scotia Finance, ULC 144A
sr. notes 9 3/4s, 2014	5,000	5,300
Jefferson Smurfit Corp. company
guaranty 8 1/4s, 2012	3,000	3,060
Lyondell Chemical Co. company
guaranty 8 1/4s, 2016	5,000	5,375
Lyondell Chemical Co. company
guaranty 8s, 2014	5,000	5,263
MDP Acquisitions PLC
sr. notes 9 5/8s, 2012 (Ireland)	15,000	15,919
Momentive Performance
Materials, Inc. 144A
sr. notes 9 3/4s, 2014	10,000	10,475
Momentive Performance
Materials, Inc. 144A
sr. notes 9 3/4s, 2014	5,000	5,213
Mosaic Co. (The) 144A
sr. notes 7 3/8s, 2014	5,000	5,163
Nalco Co. sr. sub. notes 8 7/8s, 2013	10,000	10,650
NewPage Corp. company guaranty
10s, 2012	5,000	5,450
Newpage Holding Corp.
sr. notes FRN 12.389s, 2013 ‡‡	5,000	5,050
Norske Skog Canada, Ltd. company
guaranty Ser. D, 8 5/8s, 2011 (Canada)	5,000	5,100
Novelis, Inc. company
guaranty 7 1/4s, 2015 (acquired
1/4/06, cost $4,797) ‡	5,000	5,200
PQ Corp. company guaranty 7 1/2s, 2013	5,000	5,038
Stone Container Corp.
sr. notes 9 3/4s, 2011	4,000	4,145
Tube City IMS Corp. 144A
sr. sub. notes 9 3/4s, 2015	10,000	10,500
		202,983

Capital Goods (1.2%)
Alliant Techsystems, Inc.
sr. sub. notes 6 3/4s, 2016	10,000	10,000
Allied Waste North America, Inc.
company guaranty 6 7/8s, 2017	10,000	9,925
Allied Waste North America, Inc.
company guaranty Ser. B, 8 1/2s, 2008	5,000	5,256
Baldor Electric Co. company
guaranty 8 5/8s, 2017	15,000	15,750
Blount, Inc.
sr. sub. notes 8 7/8s, 2012	5,000	5,213
Browning-Ferris Industries, Inc.
sr. notes 6 3/8s, 2008	10,000	10,013
Case New Holland, Inc. company
guaranty 9 1/4s, 2011	5,000	5,275
Crown Americas, LLC/Crown Americas
Capital Corp. sr. notes 7 5/8s, 2013	5,000	5,163
Crown Euro Holdings SA company
guaranty 6 1/4s, 2011 (France) EUR	5,000	6,833
Graham Packaging Co., Inc.
sub. notes 9 7/8s, 2014	5,000	5,150

CORPORATE BONDS AND NOTES (22.4%)* continued

	Principal amount	Value

Capital Goods continued
Greenbrier Cos., Inc. company
guaranty 8 3/8s, 2015	$ 5,000	$ 5,075
Hexcel Corp.
sr. sub. notes 6 3/4s, 2015	5,000	4,963
K&F Acquisitions, Inc. company
guaranty 7 3/4s, 2014	10,000	10,325
L-3 Communications Corp.
sr. sub. notes 5 7/8s, 2015	10,000	9,750
L-3 Communications Corp.
sr. sub. notes Class B, 6 3/8s, 2015	5,000	4,975
Legrand SA debs. 8 1/2s, 2025 (France)	5,000	5,825
Manitowoc Co., Inc. (The) company
guaranty 10 1/2s, 2012	5,000	5,350
Milacron Escrow Corp. sec.
notes 11 1/2s, 2011	10,000	9,800
Owens-Illinois, Inc. debs. 7 1/2s, 2010	5,000	5,125
RBS Global, Inc. / Rexnord Corp.
144A company guaranty 9 1/2s, 2014	15,000	15,825
Solo Cup Co.
sr. sub. notes 8 1/2s, 2014	10,000	8,675
TD Funding Corp. 144A
sr. sub. notes 7 3/4s, 2014	5,000	5,138
Tekni-Plex, Inc. 144A sec.
notes 10 7/8s, 2012	5,000	5,600
Titan International, Inc. 144A
sr. notes 8s, 2012	5,000	5,100
		180,104

Communication Services (0.9%)
American Cellular Corp.
sr. notes Ser. B, 10s, 2011	5,000	5,319
Centennial Communications Corp.
sr. notes 10s, 2013	5,000	5,400
Cricket Communications, Inc. 144A
sr. notes 9 3/8s, 2014	5,000	5,275
Dobson Communications Corp.
sr. notes 8 7/8s, 2013	5,000	5,163
Idearc Inc. 144A sr. notes 8s, 2016	15,000	15,413
Intelsat Bermuda, Ltd. 144A
sr. notes 11 1/4s, 2016 (Bermuda)	10,000	11,325
Level 3 Communications, Inc.
sr. notes 11 1/2s, 2010	5,000	5,550
Level 3 Financing, Inc. company
guaranty 12 1/4s, 2013	5,000	5,838
Level 3 Financing, Inc. 144A
sr. notes 9 1/4s, 2014	10,000	10,263
Level 3 Financing, Inc. 144A
sr. notes 8 3/4s, 2017	5,000	5,019
MetroPCS Wireless Inc. 144A
sr. notes 9 1/4s, 2014	5,000	5,250
PanAmSat Corp. company
guaranty 9s, 2014	5,000	5,400
Qwest Corp. notes 8 7/8s, 2012	15,000	16,575
Rural Cellular Corp. sr. sub. FRN
11.11s, 2012	5,000	5,200
Rural Cellular Corp.
sr. sub. notes 9 3/4s, 2010	5,000	5,131

CORPORATE BONDS AND NOTES (22.4%)* continued

	Principal amount	Value

Communication Services continued
Time Warner Telecom, Inc.
company guaranty 9 1/4s, 2014	$ 5,000	$ 5,363
West Corp. 144A sr. notes
9 1/2s, 2014	5,000	5,263
Windstream Corp. company
guaranty 8 5/8s, 2016	5,000	5,475
Windstream Corp. company
guaranty 8 1/8s, 2013	5,000	5,394
		133,616

Consumer Cyclicals (2.8%)
American Media, Inc. company
guaranty Ser. B, 10 1/4s, 2009	5,000	4,763
ArvinMeritor, Inc. notes 8 3/4s, 2012	2,000	2,100
ArvinMeritor, Inc. sr. unsec.
notes 8 1/8s, 2015	5,000	5,075
Associated Materials, Inc. company
guaranty 9 3/4s, 2012	10,000	10,450
Beazer Homes USA, Inc. company
guaranty 6 7/8s, 2015	5,000	4,800
Bon-Ton Stores, Inc. (The) company
guaranty 10 1/4s, 2014	5,000	5,300
Boyd Gaming Corp.
sr. sub. notes 7 3/4s, 2012	5,000	5,150
Boyd Gaming Corp.
sr. sub. notes 7 1/8s, 2016	5,000	4,913
CanWest Media, Inc. company
guaranty 8s, 2012 (Canada)	10,000	10,300
Cenveo Corp.,
sr. sub. notes 7 7/8s, 2013	3,000	2,948
Corrections Corporation of America
sr. notes 7 1/2s, 2011	5,000	5,150
DaimlerChrysler NA Holding Corp.
notes Ser. MTN, 5 3/4s, 2011	5,000	5,069
Dex Media West, LLC/Dex Media
Finance Co. sr. notes Ser. B,
8 1/2s, 2010	5,000	5,238
Ford Motor Co. notes 7.45s, 2031	15,000	12,038
Ford Motor Credit Corp.
notes 7 7/8s, 2010	10,000	10,172
Ford Motor Credit Corp.
notes 7 3/8s, 2009	5,000	5,038
Ford Motor Credit Corp.
sr. notes 9 7/8s, 2011	40,000	43,114
General Motors Corp. notes
7.2s, 2011	30,000	29,250
Goodyear Tire & Rubber Co. (The)
sr. notes 9s, 2015	10,000	10,863
Goodyear Tire & Rubber Co. (The)
144A sr. notes 8 5/8s, 2011	5,000	5,313
Hanesbrands, Inc. 144A
sr. notes FRN 8.735s, 2014	5,000	5,113
Host Marriott LP sr. notes Ser. M,
7s, 2012 (R)	15,000	15,225
Jostens IH Corp. company
guaranty 7 5/8s, 2012	10,000	10,250
K. Hovnanian Enterprises, Inc.
company guaranty 7 3/4s, 2013	5,000	4,988

CORPORATE BONDS AND NOTES (22.4%)* continued

	Principal amount	Value

Consumer Cyclicals continued
Levi Strauss & Co.
sr. notes 9 3/4s, 2015	$ 5,000	$ 5,500
Levi Strauss & Co.
sr. notes 8 7/8s, 2016	5,000	5,388
MGM Mirage, Inc. company
guaranty 8 1/2s, 2010	5,000	5,356
MGM Mirage, Inc. company
guaranty 6s, 2009	15,000	14,981
Michaels Stores, Inc. 144A
sr. sub. notes 11 3/8s, 2016	5,000	5,425
Neiman-Marcus Group, Inc.
company guaranty 9s, 2015	15,000	16,500
NTK Holdings, Inc. sr. disc.
notes zero %, 2014	5,000	3,925
R.H. Donnelley Corp. sr. disc.
notes Ser. A-2, 6 7/8s, 2013	5,000	4,875
R.H. Donnelley Corp.
sr. notes Ser. A-3, 8 7/8s, 2016	5,000	5,338
Reader’s Digest Association, Inc.
(The) 144A sr. sub. notes 9s, 2017	5,000	4,975
Scientific Games Corp. company
guaranty 6 1/4s, 2012	5,000	4,938
Sealy Mattress Co.
sr. sub. notes 8 1/4s, 2014	10,000	10,550
Standard Pacific Corp.
sr. notes 7s, 2015	5,000	4,800
Standard Pacific Corp.
sr. notes 6 1/2s, 2008	5,000	5,000
Station Casinos, Inc.
sr. notes 6s, 2012	5,000	4,850
Tenneco Automotive, Inc. company
guaranty 8 5/8s, 2014	10,000	10,425
Texas Industries, Inc. sr. unsecd.
notes 7 1/4s, 2013	5,000	5,100
THL Buildco, Inc. (Nortek
Holdings, Inc.)
sr. sub. notes 8 1/2s, 2014	15,000	15,263
Trump Entertainment Resorts, Inc.
sec. notes 8 1/2s, 2015	5,000	5,000
TRW Automotive, Inc.
sr. notes 9 3/8s, 2013	10,000	10,738
UCI Holdco, Inc. 144A
sr. notes 12.37s, 2013 ‡‡	10,000	10,225
United Auto Group, Inc. 144A
sr. sub. notes 7 3/4s, 2016	5,000	5,088
Vertis, Inc. company
guaranty Ser. B, 10 7/8s, 2009	10,000	10,200
Vertis, Inc. 144A
sub. notes 13 1/2s, 2009	5,000	4,750
Wimar Opco, LLC. 144A
sr. sub. notes 9 5/8s, 2014	20,000	20,125
Yankee Acquisition Corp. 144A
sr. notes 8 1/2s, 2015	5,000	5,113
		427,048

CORPORATE BONDS AND NOTES (22.4%)* continued

	Principal amount	Value

Consumer Staples (1.7%)
Affinion Group, Inc. company
guaranty 11 1/2s, 2015	$ 5,000	$ 5,425
Affinion Group, Inc. company
guaranty 10 1/8s, 2013	5,000	5,400
AMC Entertainment, Inc. company
guaranty 11s, 2016	5,000	5,681
ARAMARK Corp. 144A
sr. notes 8 1/2s, 2015	5,000	5,194
Avis Budget Car Rental, LLC 144A
sr. notes 7 5/8s, 2014	5,000	5,075
Buffets, Inc. company
guaranty 12 1/2s, 2014	5,000	5,250
CCH I, LLC/Capital Corp. sec.
notes 11s, 2015	10,000	10,400
CCH II, LLC/Capital Corp.
sr. notes Ser. B, 10 1/4s, 2010	10,000	10,500
CCH, LLC/Capital Corp.
sr. notes 10 1/4s, 2010	20,000	21,050
Chiquita Brands
International, Inc.
sr. notes 7 1/2s, 2014	5,000	4,525
Cinemark, Inc. sr. disc.
notes stepped-coupon zero %
(9 3/4s, 3/15/09), 2014 ††	10,000	8,975
Constellation Brands, Inc. company
guaranty Ser. B, 8s, 2008	5,000	5,088
CSC Holdings, Inc. 144A
sr. notes 6 3/4s, 2012	10,000	9,900
Dean Foods Co. company
guaranty 7s, 2016	5,000	5,163
Del Monte Corp.
sr. sub. notes 8 5/8s, 2012	10,000	10,500
DirecTV Holdings, LLC company
guaranty 6 3/8s, 2015	10,000	9,613
Dole Food Co. company
guaranty 7 1/4s, 2010	2,000	1,940
Echostar DBS Corp. company
guaranty 7s, 2013	5,000	5,138
Echostar DBS Corp.
sr. notes 6 3/8s, 2011	10,000	10,050
Elizabeth Arden, Inc. company
guaranty 7 3/4s, 2014	5,000	5,125
Hertz Corp. company
guaranty 8 7/8s, 2014	10,000	10,775
Insight Midwest LP/Insight
Capital, Inc. sr. notes 9 3/4s, 2009	3,000	3,053
Interpublic Group
of Companies, Inc. notes 6 1/4s, 2014	5,000	4,700
Jarden Corp. company
guaranty 7 1/2s, 2017	5,000	5,069
Liberty Media Corp. debs. 8 1/4s, 2030	5,000	5,108
LIN Television Corp. company
guaranty Ser. B, 6 1/2s, 2013	5,000	4,875
Pathmark Stores, Inc. company
guaranty 8 3/4s, 2012	5,000	5,144
Pilgrim’s Pride Corp. sr. unsec
7 5/8s, 2015	5,000	4,950

CORPORATE BONDS AND NOTES (22.4%)* continued

	Principal amount	Value

Consumer Staples continued
Pinnacle Foods Holding Corp.
sr. sub. notes 8 1/4s, 2013	$ 10,000	$ 10,750
Playtex Products, Inc. sec.
notes 8s, 2011	5,000	5,225
Reynolds American, Inc. company
guaranty 7 1/4s, 2013	10,000	10,533
Rite Aid Corp. sec. notes 8 1/8s, 2010	5,000	5,131
Sirius Satellite Radio, Inc.
sr. unsecd. notes 9 5/8s, 2013	5,000	5,050
Spectrum Brands, Inc. company
guaranty 7 3/8s, 2015	10,000	8,513
United Rentals NA, Inc. company
guaranty 6 1/2s, 2012	5,000	5,025
United Rentals NA, Inc.
sr. sub. notes 7s, 2014	10,000	10,050
		253,943

Energy (0.9%)
Arch Western Finance, LLC
sr. notes 6 3/4s, 2013	15,000	14,738
Chaparral Energy, Inc. 144A
sr. notes 8 7/8s, 2017	5,000	5,100
Chesapeake Energy Corp.
sr. notes 7 1/2s, 2013	10,000	10,425
Complete Production Services, Inc.
144A sr. notes 8s, 2016	10,000	10,225
Compton Petroleum Corp. company
guaranty 7 5/8s, 2013 (Canada)	5,000	4,900
Harvest Operations Corp.
sr. notes 7 7/8s, 2011 (Canada)	5,000	4,825
Kerr-McGee Corp. sec. notes
6.95s, 2024	5,000	5,394
Massey Energy Co.
sr. notes 6 5/8s, 2010	10,000	10,125
OPTI Canada, Inc. 144A company
guaranty 8 1/4s, 2014 (Canada)	5,000	5,175
Peabody Energy Corp. company
guaranty 7 3/8s, 2016	5,000	5,225
Peabody Energy Corp.
sr. notes 5 7/8s, 2016	10,000	9,500
PetroHawk Energy Corp. company
guaranty 9 1/8s, 2013	15,000	15,938
Pogo Producing Co.
sr. sub. notes 7 7/8s, 2013	5,000	5,063
Pogo Producing Co.
sr. sub. notes 6 7/8s, 2017	5,000	4,875
Pride International, Inc.
sr. notes 7 3/8s, 2014	5,000	5,125
Quicksilver Resources, Inc.
company guaranty 7 1/8s, 2016	5,000	4,900
Stallion Oilfield Services/Stallion Oilfield
Finance Corp. 144A sr. unsec
9 3/4s, 2015	10,000	10,450
Targa Resources, Inc. 144A company
guaranty 8 1/2s, 2013	5,000	5,075
		137,058

CORPORATE BONDS AND NOTES (22.4%)* continued

		Principal amount	Value

Financial (2.1%)
Bayerische Landesbank
bonds Ser. 5, 5 1/4s,
2009 (Germany)	EUR	23,000	$ 31,157
CIT Group, Inc. sr. notes
5s, 2014	$ 5,000		4,887
Depfa ACS Bank notes
3 1/4s, 2008 (Ireland)	EUR	150,000	196,649
General Motors Acceptance
Corp. notes 7 3/4s, 2010	$ 5,000		5,165
General Motors Acceptance
Corp. notes 7s, 2012		5,000	5,082
General Motors Acceptance
Corp. notes 6 7/8s, 2012		5,000	5,038
General Motors Acceptance
Corp. notes 6 7/8s, 2011		15,000	15,180
General Motors Acceptance
Corp. notes 6 3/4s, 2014		30,000	29,920
General Motors Acceptance
Corp. sr. notes Ser. GM,
6.311s, 2007		12,000	11,942
Mizuho Financial Group
Cayman, Ltd. bank guaranty
8 3/8s, 2049 (Cayman Islands)		5,000	5,284
			310,304

Government (0.8%)
European Investment Bank
supranational bank bonds
3 1/2s, 2014 (Luxembourg)	CHF	40,000	34,777
Norddeutsche Landesbank
Girozentrale bonds Ser. 7,
5 3/4s, 2010 (Germany)	EUR	24,000	33,607
Oester Postspark Bawag
foreign government guaranty
Ser. EMTN, 3 1/4s,
2011 (Austria)	CHF	60,000	50,650
			119,034

Health Care (0.6%)
DaVita, Inc. company
guaranty 6 5/8s, 2013	$ 5,000		4,988
HCA, Inc. notes 6 3/8s, 2015		15,000	12,938
HCA, Inc. notes 6 1/4s, 2013		2,000	1,813
HCA, Inc. 144A sec. notes
9 1/4s, 2016		10,000	10,713
HCA, Inc. 144A sec.
sr. notes 9 5/8s, 2016 ‡‡		5,000	5,400
Health Management Associates, Inc.
sr. notes 6 1/8s, 2016		5,000	4,906
Healthsouth Corp. 144A
sr. notes 10 3/4s, 2016		5,000	5,588
MedQuest, Inc. company
guaranty Ser. B, 11 7/8s, 2012		5,000	4,600
Omnicare, Inc.
sr. sub. notes 6 1/8s, 2013		5,000	4,819
Select Medical Corp. company
guaranty 7 5/8s, 2015		5,000	4,400

CORPORATE BONDS AND NOTES (22.4%)* continued

	Principal amount	Value

Health Care continued
Service Corporation International
sr. notes 6 3/4s, 2016	$ 5,000	$ 4,988
Stewart Enterprises, Inc.
sr. notes 6 1/4s, 2013	5,000	4,825
Tenet Healthcare Corp.
notes 7 3/8s, 2013	10,000	9,350
Tenet Healthcare Corp.
sr. notes 9 7/8s, 2014	5,000	5,088
Vanguard Health Holding Co.
II, LLC sr. sub. notes 9s, 2014	5,000	5,138
		89,554

Other (8.5%)
Dow Jones CDX HY pass-through
certificates Ser. 4-T2, 6 3/4s, 2010	152,558	155,228
Dow Jones CDX HY pass-through
certificates Ser. 4-T3, 8s, 2010	320,000	328,789
Dow Jones CDX NA HY pass-through
certificates Ser. 5-T1, 8 3/4s, 2010	384,000	408,480
iBond Securities, PLC sec. FRN
Ser. 4C, 4.049s, 2009 (Ireland) EUR	150,000	198,435
Lehman Brothers 144A HY TRAINS
(Targeted Return Index Securities)
FRN Ser. 1-2006, 7.346, 2016 $	190,000	192,700
		1,283,632

Technology (0.6%)
Activant Solutions, Inc. company
guaranty 9 1/2s, 2016	5,000	4,913
Advanced Micro Devices, Inc.
sr. notes 7 3/4s, 2012	3,000	3,090
Amkor Technologies, Inc.
sr. notes 7 3/4s, 2013	3,000	2,910
Amkor Technologies, Inc.
sr. unsecd. notes 9 1/4s, 2016	5,000	5,100
Celestica, Inc. sr. sub. notes
7 5/8s, 2013 (Canada)	5,000	4,763
Compucom Systems, Inc. 144A
sr. notes 12s, 2014	5,000	5,238
Electronic Data Systems Corp. sec.
sr. notes Ser. B, 6 1/2s, 2013	5,000	5,108
Freescale Semiconductor, Inc. 144A
sr. notes 9 1/8s, 2014 ‡‡	5,000	5,069
Freescale Semiconductor, Inc. 144A
sr. notes 8 7/8s, 2014	15,000	15,206
Freescale Semiconductor, Inc. 144A
sr. sub. notes 10 1/8s, 2016	10,000	10,238
Nortel Networks, Ltd. 144A company
guaranty FRN 9.61s, 2011 (Canada)	5,000	5,350
Seagate Technology Hdd Holdings
company guaranty 6.8s, 2016
(Cayman Islands)	5,000	5,030
SunGard Data Systems, Inc. company
guaranty 10 1/4s, 2015	4,000	4,350
SunGard Data Systems, Inc. company
guaranty 9 1/8s, 2013	10,000	10,675
Unisys Corp. sr. notes 8s, 2012	5,000	5,050
Xerox Corp. unsec.
sr. notes 6 3/4s, 2017	5,000	5,285
		97,375

CORPORATE BONDS AND NOTES (22.4%)* continued

	Principal amount	Value

Transportation (—%)
Kansas City Southern Railway Co.
company guaranty 9 1/2s, 2008	$ 5,000	$ 5,231

Utilities & Power (0.9%)
AES Corp. (The) 144A sec.
notes 8 3/4s, 2013	15,000	16,050
CMS Energy Corp. sr. notes
7 1/2s, 2009	5,000	5,113
Dynegy Holdings, Inc. sr. unsec
8 3/8s, 2016	5,000	5,350
Dynegy-Roseton Danskamme
company guaranty Ser. B, 7.67s, 2016	5,000	5,313
Edison Mission Energy sr. unsec.
notes 7 1/2s, 2013	5,000	5,225
El Paso Production Holding Co.
company guaranty 7 3/4s, 2013	15,000	15,675
Midwest Generation, LLC sec.
sr. notes 8 3/4s, 2034	10,000	10,775
Mirant North America, LLC company
guaranty 7 3/8s, 2013	10,000	10,275
NRG Energy, Inc. company
guaranty 7 3/8s, 2017	5,000	5,088
NRG Energy, Inc. sr. notes 7 3/8s, 2016	20,000	20,400
PSEG Energy Holdings, Inc.
sr. notes 8 1/2s, 2011	5,000	5,400
Southern Union Co. jr. sub. FRN
7.2s, 2066	10,000	10,028
TXU Corp. sr. notes Ser. P, 5.55s, 2014	15,000	13,719
Williams Cos., Inc. (The)
notes 7 5/8s, 2019	5,000	5,425
		133,836

Total corporate bonds and notes (cost $3,269,923)		$ 3,373,718

CONVERTIBLE PREFERRED STOCKS (9.5%)*

	Shares	Value

Basic Materials (1.0%)
Bunge, Ltd. 4.875% cv. pfd.	146	$ 16,407
Freeport-McMoRan Copper &
Gold, Inc. 5.50% cv. pfd.	28	37,853
Huntsman Corp. $2.50 cv. pfd.	2,300	100,625
		154,885

Capital Goods (0.9%)
Northrop Grumman Corp. Ser. B,
$7.00 cum. cv. pfd.	1,000	137,375

Communication Services (0.7%)
Crown Castle International Corp.
$3.125 cum. cv. pfd.	1,900	108,300

Consumer Cyclicals (1.4%)
Ford Motor Co. Capital Trust II
$3.25 cum. cv. pfd.	1,240	45,880
General Motors Corp. Ser. A,
$1.125 cv. pfd.	6,500	160,063
		205,943

CONVERTIBLE PREFERRED STOCKS (9.5%)* continued

		Shares	Value

Consumer Staples (0.6%)
Universal Corp. 6.75% cv. pfd.		71	$ 91,421

Financial (2.6%)
Affiliated Managers Group, Inc.
144A $2.55 cv. pfd.		275	15,228
E*Trade Financial Corp. $1.531
cum. cv. pfd.		750	22,406
Fannie Mae Ser. 04-1,
5.375% cv. pfd.		1	101,370
Marshall & Ilsley Corp.
$1.625 cv. pfd.		3,700	98,901
Nationwide Health Prop
$7.75 cv. pfd. (R)		250	37,250
Sovereign Capital Trust IV
$2.188 cv. pfd.		2,200	109,725
			384,880

Health Care (0.3%)
Schering-Plough Corp. $3.00 cv. pfd.		920	51,175

Investment Banking/Brokerage (0.2%)
Lehman Brothers Holdings, Inc.
$1.563 cv. pfd.		1,300	35,425

Utilities & Power (1.8%)
El Paso Energy Capital Trust I
$2.375 cv. pfd.		3,800	148,200
Entergy Corp. $3.813 cv. pfd.		1,900	117,060
			265,260

Total convertible preferred stocks (cost $1,350,043)			$ 1,434,664

FOREIGN GOVERNMENT BONDS AND NOTES (4.7%)*

		Principal amount	Value

Austria (Republic of )
notes Ser. EMTN, 3 3/8s, 2012	CHF	140,000	$ 119,640
Austria (Republic of ) 144A
notes Ser. EMTN, 3.8s, 2013	EUR	52,000	68,240
Denmark (Kingdom of )
bonds 6s, 2009	DKK	149,000	27,842
France (Government of )
bonds 5 1/2s, 2029	EUR	63,000	99,790
France (Government of )
bonds 4s, 2013	EUR	32,974	43,809
Ireland (Republic of ) bonds
5s, 2013	EUR	30,000	41,954
Japan (Government of )
CPI Linked bonds Ser. 8,
1s, 2016	JPY	5,226,000	42,869
Netherlands (Government
of ) bonds 5s, 2012	EUR	70,000	97,332
Norwegian (Government
of ) bonds 5 1/2s, 2009	NOK	300,000	49,861
Spain (Government of )
bonds 6.15s, 2013	EUR	26,000	38,331

FOREIGN GOVERNMENT BONDS AND NOTES (4.7%)* continued

		Principal amount	Value

Sweden (Government of )
debs. Ser. 1041, 6 3/4s, 2014	SEK	125,000	$ 21,105
United Kingdom treasury
bonds 4 1/4s, 2036	GBP	31,000	60,835

Total foreign government bonds and notes
(cost $676,605)			$ 711,608

U.S. GOVERNMENT AGENCY MORTGAGE OBLIGATIONS (3.3%)*

		Principal amount	Value

Federal National Mortgage Association
Pass-Through Certificates
6 1/2s, August 1, 2034	$ 31,029		$ 31,720
5 1/2s, with due dates from
July 1, 2035 to December 1, 2035		471,519	468,535

Total U.S. government agency mortgage obligations
(cost $501,107)			$ 500,255

COLLATERALIZED MORTGAGE OBLIGATIONS (2.7%)*

		Principal amount	Value

Banc of America Large Loan 144A
FRB Ser. 05-MIB1, Class K,
7.32s, 2022	$ 7,000		$ 7,011
Chase Commercial Mortgage
Securities Corp. 144A Ser. 98-1,
Class H, 6.34s, 2030		6,000	5,217
Commercial Mortgage Pass-Through
Certificates
Ser. 06-C7, Class A4, 5.769s, 2046		54,000	56,259
Ser. 04-LB2A, Class A4,
4.715s, 2039		22,000	21,291
Countrywide Alternative Loan Trust
Ser. 05-24, Class IIAX, Interest
Only (IO), 1.201s, 2035		35,213	987
Countrywide Home Loans
Ser. 05-9, Class 1X, IO,
1.329s, 2035		32,698	562
Ser. 05-2, Class 2X, IO,
1.16s, 2035		18,203	387
CS First Boston Mortgage
Securities Corp.
Ser. 97-C2, Class F, 7.46s, 2035		7,000	7,777
Ser. 05-C4, Class A5, 5.104s, 2038		13,000	12,851
Fannie Mae
Ser. 02-T12, Class A4, 9 1/2s, 2042		391	416
Ser. 02-T4, Class A4, 9 1/2s, 2041		1,688	1,775
Ser. 02-T6, Class A3, 9 1/2s, 2041		675	699
Ser. 05-W3, Class 1A, 7 1/2s, 2045		4,515	4,775
Ser. 05-W1, Class 1A4, 7 1/2s, 2044		3,215	3,386
Ser. 04-W12, Class 1A4,
7 1/2s, 2044		2,527	2,662
Ser. 04-W14, Class 2A, 7 1/2s, 2044		587	619
Ser. 04-W8, Class 3A, 7 1/2s, 2044		1,327	1,399
Ser. 04-W11, Class 1A4,
7 1/2s, 2044		6,289	6,626

COLLATERALIZED MORTGAGE OBLIGATIONS (2.7%)* continued

	Principal amount	Value

Fannie Mae
Ser. 04-W2, Class 5A,
7 1/2s, 2044	$ 4,422	$ 4,653
Ser. 04-T2, Class 1A4,
7 1/2s, 2043	1,283	1,351
Ser. 03-W1, Class 2A,
7 1/2s, 2042	23,760	24,817
Ser. 03-W4, Class 4A,
7 1/2s, 2042	267	279
Ser. 02-T18, Class A4,
7 1/2s, 2042	3,280	3,434
Ser. 03-W3, Class 1A3,
7 1/2s, 2042	687	719
Ser. 02-T16, Class A3,
7 1/2s, 2042	8,470	8,882
Ser. 02-T19, Class A3,
7 1/2s, 2042	4,061	4,252
Ser. 02-W6, Class 2A,
7 1/2s, 2042	2,711	2,839
Ser. 02-W4, Class A5,
7 1/2s, 2042	2,535	2,647
Ser. 02-W1, Class 2A,
7 1/2s, 2042	3,836	3,997
Ser. 02-T6, Class A2,
7 1/2s, 2041	1,526	1,586
Ser. 01-T12, Class A2,
7 1/2s, 2041	955	994
Ser. 01-T8, Class A1,
7 1/2s, 2041	1,565	1,625
Ser. 01-T7, Class A1,
7 1/2s, 2041	7,331	7,620
Ser. 01-T3, Class A1,
7 1/2s, 2040	163	170
Ser. 01-T1, Class A1,
7 1/2s, 2040	169	176
Ser. 99-T2, Class A1,
7 1/2s, 2039	243	255
Ser. 03-W10, Class 1A1,
7 1/2s, 2032	3,038	3,172
Ser. 02-W7, Class A5,
7 1/2s, 2029	664	694
Ser. 01-T4, Class A1,
7 1/2s, 2028	328	346
Ser. 02-W3, Class A5,
7 1/2s, 2028	1,103	1,152
Ser. 02-26, Class A1, 7s, 2048	1,684	1,741
Ser. 04-T3, Class 1A3, 7s, 2044	3,367	3,502
Ser. 03-W3, Class 1A2, 7s, 2042	1,621	1,677
Ser. 02-T16, Class A2, 7s, 2042	1,832	1,896
Ser. 02-14, Class A1, 7s, 2042	2,848	2,941
Ser. 01-T10, Class A1, 7s, 2041	1,635	1,687
Ser. 04-W1, Class 2A2, 7s, 2033	7,471	7,766
IFB Ser. 05-74, Class SE, IO,
0.78s, 2035	138,397	4,340

COLLATERALIZED MORTGAGE OBLIGATIONS (2.7%)* continued

	Principal amount	Value

Federal Home Loan Mortgage
Corp. Structured Pass-Through
Securities
Ser. T-42, Class A6, 9 1/2s, 2042 $	379	$ 397
Ser. T-60, Class 1A3, 7 1/2s, 2044	5,968	6,289
Ser. T-59, Class 1A3, 7 1/2s, 2043	3,221	3,403
Ser. T-57, Class 1A3, 7 1/2s, 2043	4,293	4,508
Ser. T-51, Class 2A, 7 1/2s, 2042	16,586	17,303
Ser. T-42, Class A5, 7 1/2s, 2042	760	792
Ser. T-41, Class 3A, 7 1/2s, 2032	4,290	4,478
Ser. T-60, Class 1A2, 7s, 2044	8,351	8,686
Ser. T-41, Class 2A, 7s, 2032	472	487
Greenpoint Mortgage Funding Trust
Ser. 05-AR1, Class X1, IO,
1.36s, 2045	24,320	600
GS Mortgage Securities Corp. II
Ser. 04-GG2, Class A6,
5.396s, 2038	10,000	10,091
Ser. 05-GG4, Class A4B,
4.732s, 2039	10,000	9,636
GS Mortgage Securities Corp. II
144A Ser. 03-C1, Class X1, IO,
0.245s, 2040	217,294	3,882
JPMorgan Chase Commercial
Mortgage Securities Corp.
Ser. 06-CB14, Class A4,
5.481s, 2044	10,000	10,133
Ser. 05-CB11, Class A4,
5.335s, 2037	15,000	15,080
LB Commercial Conduit Mortgage
Trust 144A Ser. 98-C4, Class J,
5.6s, 2035	2,000	1,829
LB-UBS Commercial Mortgage Trust
Ser. 05-C7, Class AM,
5.263s, 2040	6,000	5,979
Ser. 04-C7, Class A6,
4.786s, 2029	10,000	9,713
LB-UBS Commercial
Mortgage Trust 144A
Ser. 05-C2, Class XCL, IO,
0.111s, 2040	429,487	4,489
Ser. 06-C1, Class XCL, IO,
0.07s, 2041	345,547	3,861
Lehman Mortgage Trust IFB
Ser. 06-6, Class 1A3, IO,
1.18s, 2036	50,173	2,453
Wachovia Bank Commercial
Mortgage Trust
Ser. 06-C23, Class A4,
5.418s, 2045	13,000	13,139
Ser. 04-C15, Class A4,
4.803s, 2041	10,000	9,694
Wells Fargo Mortgage Backed
Securities Trust Ser. 05-AR12,
Class 2A5, 4.32s, 2035	26,000	25,243

Total collateralized mortgage obligations
(cost $408,122)	$ 408,074

CONVERTIBLE BONDS AND NOTES (2.2%)*

Principal amount		Value

Agere Systems, Inc. cv. sub. notes
6 1/2s, 2009	$ 100,000	$ 102,375
EPIX Medical, Inc. cv. sr. notes
3s, 2024	14,000	11,778
Nash Finch Co. cv. sr. sub. notes
stepped-coupon 1.6314s
(0s, 3/15/13) 2035 ††	100,000	42,625
Pier 1 Imports, Inc. 144A cv. sr.
unsub. notes stepped-coupon
6 3/8s (6 1/8s, 2/15/11) 2036 ††	100,000	95,250
Safeguard Scientifics, Inc.
cv. sr. notes 2 5/8s, 2024	100,000	82,250

Total convertible bonds and notes (cost $337,472)		$ 334,278

ASSET-BACKED SECURITIES (0.4%)*

Principal amount		Value

Bay View Auto Trust Ser. 05-LJ2,
Class D, 5.27s, 2014	$ 1,000	$ 990
Bombardier Capital Mortgage
Securitization Corp.
Ser. 00-A, Class A4, 8.29s, 2030	2,648	1,897
Ser. 01-A, Class A, 6.805s, 2030	4,055	4,131
Citigroup Mortgage Loan
Trust, Inc. FRB Ser. 05-HE4,
Class M11, 7.82s, 2035	5,000	3,537
Green Tree Financial Corp.
Ser. 96-3, Class A5, 7.35s, 2027	3,320	3,419
Ser. 97-6, Class M1, 7.21s, 2029	21,000	20,106
Ser. 99-3, Class A7, 6.74s, 2031	11,000	10,919
Ser. 99-1, Class A5, 6.11s, 2023	1,827	1,831
Navistar Financial Corp.
Owner Trust
Ser. 05-A, Class C, 4.84s, 2014	690	676
Ser. 04-B, Class C, 3.93s, 2012	568	554
Option One Mortgage Loan Trust FRB
Ser. 05-4, Class M11, 7.82s, 2035	3,000	2,323
Residential Asset Securities Corp.
144A FRB Ser. 05-KS10, Class B,
7.8s, 2035	5,000	4,231
Soundview Home Equity Loan Trust
144A FRB Ser. 05-4, Class M10,
7.82%, 2036	3,000	2,692
WFS Financial Owner Trust
Ser. 05-1, Class D, 4.09s, 2012	1,276	1,260

Total asset-backed securities (cost $57,765)		$ 58,566

PURCHASED OPTIONS OUTSTANDING (0.2%)*

	Expiration
	date/		Contract
	strike price		amount	Value

Option on an interest
rate swap with Citibank
for the right to pay a fixed
rate of 1.03% versus
the six-month
JPY-LIBOR-BBA
maturing on
January 26, 2009.	Jan 08/
	1.03	JPY	74,000,000	$ 1,032
Option on an interest
rate swap with Citibank,
N.A. London for the right
to pay a fixed rate swap
of 4.1925% versus the six
month EUR-EURIBOR-
Telerate maturing
October 13, 2016.	Oct 11/
	4.1925 EUR		211,000	5,233
Option on an interest
rate swap with Citibank,
N.A. London for the right
to receive a fixed rate
swap of 4.1925% versus
the six month
EUR-EURIBOR-
Telerate maturing
October 13, 2016.	Oct 11/
	4.1925 EUR		166,000	3,510
Option on an interest
rate swap with Lehman
Brothers for the right to
receive a fixed rate swap
of 4.148% versus the six
month EUR-EURIBOR-
Telerate maturing
October 10, 2016.	Oct 11/
	4.148 EUR		166,000	3,363
Option on an interest
rate swap with Lehman
Brothers for the right to
pay a fixed rate swap of
4.148% versus the six
month EUR-EURIBOR-
Telerate maturing
October 10, 2016.	Oct 11/
	4.148 EUR		211,000	5,637

PURCHASED OPTIONS OUTSTANDING (0.2%)* continued

	Expiration
	date/	Contract
	strike price	amount	Value

Option on an interest
rate swap with Lehman
Brothers Special Financing,
Inc.for the right to receive
a fixed rate of 4.4175%
versus the six month
EUR-EURIBOR-Telerate
maturing on
January 30, 2017.	Jan 12/
	4.4175 EUR	166,000	$ 4,425
Option on an interest
rate swap with Lehman
Brothers International
(Europe) for the right to
pay a fixed rate swap of
4.4175% versus the six
month EUR-EURIBOR-
Telerate maturing
January 30, 2017.	Jan 12/
	4.4175 EUR	166,000	3,499

PURCHASED OPTIONS OUTSTANDING (0.2%)* continued

Expiration
	date/	Contract
	strike price	amount	Value

Option on an interest
rate swap with Morgan
Stanley Capital Services,
Inc. for the right to pay a
fixed rate of 6.6975%
versus the three month
AUD-BBR-BBSW
maturing on
May 10, 2008.	May 07/
	6.6975 AUD	610,000	$ 41

Total purchased options outstanding (cost $28,100)			$ 26,740

SHORT-TERM INVESTMENTS (26.9%)* (cost $4,052,146)

		Shares	Value

Putnam Prime Money Market Fund (e)		4,052,146	$ 4,052,146

TOTAL INVESTMENTS

Total investments (cost $14,329,084)		$ 14,956,830

  * Percentages indicated are based on net assets of $15,047,077.

  † Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

  ‡ Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at February 28, 2007 was $5,200 or less than 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at February 28, 2007.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(R) Real Estate Investment Trust.

At February 28, 2007, liquid assets totaling $1,897,567 have been designated as collateral for open swap contracts, forward contracts and futures contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates at February 28, 2007.

The dates shown on debt obligations are the original maturity dates.

Inverse Floating Rate Bonds (IFB) are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at February 28, 2007.

DIVERSIFICATION BY COUNTRY
Distribution of investments by country of issue at February 28, 2007 (as a percentage of Portfolio Value):

Australia	0.6%
Austria	1.6
France	1.5
Germany	0.9
Ireland	3.1
Italy	0.5
Japan	1.7
Netherlands	1.1
United Kingdom	1.6
United States	83.7
Other	3.7

Total	100.0%

FORWARD CURRENCY CONTRACTS TO BUY at 2/28/07 (aggregate face value $18,145)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Euro	$7,411	$7,271	3/22/07	$ 140
Mexican Peso	5,123	5,209	4/18/07	(86)
Polish Zloty	5,494	5,665	3/22/07	(171)

Total				$(117)

FORWARD CURRENCY CONTRACTS TO SELL at 2/28/07 (aggregate face value $24,664)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Euro	$14,432	$14,601	3/22/07	$ 169
Hungarian Forint	10,225	10,063	3/22/07	(162)

Total				$ 7

FUTURES CONTRACTS OUTSTANDING at 2/28/07

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Euro-Bobl 5 yr (Short)	1	$144,289	Mar-07	$ (347)
Euro-Bund 10 yr (Long)	6	922,405	Mar-07	(10,294)
Euro-Euribor 90-day (Short)	4	1,269,691	Mar-08	(1,387)
Japanese Government Bond Mini 10 yr (Long)	9	1,026,354	Mar-07	4,821
U.K. Gilt 10 yr (Long)	1	214,549	Jun-07	1,528
Russell 2000 Index Mini (Long)	1	79,470	Mar-07	(1,292)
Russell 2000 Index Mini (Short)	4	317,880	Mar-07	3,232
S&P 500 E-Mini Index (Long)	9	634,050	Mar-07	(13,026)
U.S. Treasury Note 10 yr (Long)	2	217,188	Jun-07	1,762

Total				$(15,003)

WRITTEN OPTIONS OUTSTANDING at 2/28/07 (premiums received $1,190)

		Contract	Expiration date/
		amount	strike price	Value

Option on an interest rate swap with Citibank for the obligation to pay a fixed rate
of 1.165% versus the six-month JPY-LIBOR maturing on April 3, 2008.		JPY 58,176,000	Mar 07 / 1.165	$1,589
Option on an interest rate swap with Morgan Stanley Capital Services, Inc.
for the obligation to receive a fixed rate of 6.6675% versus the three month
AUD-BBR-BBSW maturing on May 10, 2010.		AUD 210,000	May 07 / 6.6675	73

Total				$1,662

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 2/28/07

				Payments	Payments	Unrealized
Swap counterparty /			Termination	made by	received by	appreciation/
Notional amount			date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
	$ 50,000		5/31/16	5.58909%	3 month USD-LIBOR-BBA	$(2,549)

Citibank N.A., London
JPY	4,000,000		1/26/37	6 month JPY-LIBOR-BBA	2.49375%	428

JPY	9,000,000		1/26/17	1.8025%	6 month JPY-LIBOR-BBA	(208)

SEK	350,000		1/19/12	4.25%	3 month SEK-STIBOR-SIDE	(263)

JPY	6,000,000		1/19/17	1.84%	6 month JPY-LIBOR-BBA	(322)

JPY	34,000,000		1/19/09	6 month JPY-LIBOR-BBA	0.888%	(133)

EUR	340,000		3/20/08	4.0825%	6 month
					EUR-EURIBOR-Telerate	315

GBP	100,000		2/9/17	5.325%	3 month GBP-LIBOR-BBA	(2,068)

GBP	200,000		2/9/12	6 month GBP-LIBOR-BBA	5.615%	2,322

GBP	300,000		2/9/09	5.76875%	6 month GBP-LIBOR-BBA	(1,088)

Citibank, N.A.
JPY	23,852,000	(E)	4/3/08	6 month JPY-LIBOR-BBA	1.165%	714

JPY	16,000,000		2/10/16	6 month JPY-LIBOR-BBA	1.755%	604

	$ 104,000	(E)	5/23/12	3 month USD-LIBOR-BBA	4.923%	(196)

	160,000	(E)	5/23/12	3.422%	U.S. Bond Market
					Association Municipal Swap
					Index	38

JPY	5,300,000		9/11/16	1.8675%	6 month JPY-LIBOR-BBA	(721)

GBP	10,000		8/21/36	4.40%	6 month GBP-LIBOR-BBA	(24)

Credit Suisse International
CHF	110,000		1/19/22	6 month USD-LIBOR-BBA	2.9975%	331

CHF	550,000		1/19/10	6 month USD-LIBOR-BBA	2.6825%	562

CHF	450,000		1/19/14	2.815%	6 month USD-LIBOR-BBA	(1,035)

EUR	28,000		7/17/21	6 month EUR-EURIBOR-
				Telerate	4.445%	1,525

EUR	106,000		7/17/13	4.146%	6 month
					EUR-EURIBOR-Telerate	(3,150)

EUR	128,000		7/17/09	6 month EUR-EURIBOR-
				Telerate	3.896%	2,454

GBP	7,000		4/3/36	17,635 GBP at maturity	6 month GBP-LIBOR-BBA	520

CHF	260,000		11/17/11	2.5125%	6 month CHF-LIBOR-BBA	1,260

Deutsche Bank AG
HUF	4,965,000	(E)	10/3/11	8.18%	6 month HUF-BUBOR-REUTERS	(559)

Goldman Sachs International
SEK	470,000		1/26/12	4.28%	3 month SEK-STIBOR-SIDE	(376)

EUR	30,000		1/23/37	6 month EUR-EURIBOR-
				Telerate	4.36%	368

EUR	60,000		1/23/17	4.269%	6 month
					EUR-EURIBOR-Telerate	(569)

JPMorgan Chase Bank, N.A.
CAD	75,000		3/1/08	3 month CAD-BA-CDOR	4.215%	(57)

	$ 346,000		5/4/08	3 month USD-LIBOR-BBA	5.37%	5,457

	112,000		5/4/16	5.62375%	3 month USD-LIBOR-BBA	(6,037)

JPY	30,000,000		6/6/13	1.83%	6 month JPY-LIBOR-BBA	(6,122)

	$ 324,000		12/20/16	3 month USD-LIBOR-BBA	5.075%	(746)

	52,000	(E)	11/8/11	3 month USD-LIBOR-BBA	5.036%	127

	80,000	(E)	11/8/11	3.488%	U.S. Bond Market
					Association Municipal Swap
					Index	(248)

	90,000		10/10/13	5.09%	3 month USD-LIBOR-BBA	(1,473)

	70,000		10/10/13	5.054%	3 month USD-LIBOR-BBA	(980)

SEK	500,000		2/27/12	4.2425%	3 month SEK-STIBOR-SIDE	(161)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 2/28/07 continued

				Payments	Payments	Unrealized
Swap counterparty /			Termination	made by	received by	appreciation/
Notional amount			date	fund per annum	fund per annum	(depreciation)

Lehman Brothers International (Europe)
	$ 111,000		10/23/16	5.325%	3 month USD-LIBOR-BBA	$(3,436)

	277,000		10/23/08	5.255%	3 month USD-LIBOR-BBA	(4,403)

	111,000		10/23/16	3 month USD-LIBOR-BBA	5.3275%	3,458

	277,000		10/23/08	3 month USD-LIBOR-BBA	5.26%	4,431

	8,000		8/3/16	5.5675%	3 month USD-LIBOR-BBA	(289)

	23,000		8/3/11	5.445%	3 month USD-LIBOR-BBA	(437)

EUR	50,000		10/5/21	6 month EUR-EURIBOR-
				Telerate	4.093%	(1,166)

EUR	180,000		10/5/13	3.8975%	6 month
					EUR-EURIBOR-Telerate	2,655

EUR	210,000		10/5/09	6 month EUR-EURIBOR-
				Telerate	3.825%	(1,580)

Lehman Brothers Special Financing, Inc.
JPY	14,000,000		10/21/15	1.61%	6 month JPY-LIBOR-BBA	293

	$ 15,000		8/3/08	3 month USD-LIBOR-BBA	5.425%	67

EUR	200,000		11/9/16	3.9555%	6 month
					EUR-EURIBOR-Telerate	4,402

Morgan Stanley Capital Services, Inc.
CHF	340,000		1/21/09	6 month CHF-LIBOR-BBA	2.795%	281

CHF	340,000		1/21/09	6 month CHF-LIBOR-BBA	2.775%	228

CHF	170,000	(E)	1/21/11	2.81%	6 month CHF- LIBOR-BBA	(142)

CHF	170,000	(E)	1/21/11	2.825%	6 month CHF- LIBOR-BBA	(180)

Total						$(7,878)

(E) See Note 1 to the financial statements regarding extended effective dates.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 2/28/07

				Fixed payments	Total return	Unrealized
Swap counterparty /			Termination	received (paid) by	received by	appreciation/
Notional amount			date	fund per annum	or paid by fund	(depreciation)

Citibank, N.A.
GBP	10,000		8/21/36	(3.085%)	GBP Non-revised	$ (235)
					UK Retail Price
					Index excluding
					tobacco

Credit Suisse International
GBP	7,000		4/3/36	10,608 GBP at	GBP Non-revised	(41)
				maturity	Retail Price
					Index

Goldman Sachs International
	$7,000		9/15/11	678 bp (1 month	Ford Credit Auto	17
				USD-LIBOR-BBA)	Owner Trust
					Series 2005-B
					Class D

EUR	80,000		10/31/11	2.12%	Eurostat	317
					Eurozone HICP
					excluding tobacco

EUR	80,000		10/31/11	(1.935%)	French Consumer	(447)
					Price Index
					excluding tobacco

JPMorgan Chase Bank, N.A.
EUR	90,000		7/21/11	(2.295%)	Euro Non-revised	(2,179)
					Consumer Price
					Index excluding
					tobacco

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 2/28/07 continued

			Fixed payments	Total return	Unrealized
Swap counterparty /		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

JPMorgan Chase Bank, N.A.

EUR	90,000	7/21/11	2.2325%	Euro Non-revised	$ 1,501
				Consumer Price
				Index excluding
				tobacco

GBP	90,000	8/16/11	3.015%	GBP Non-revised	(1,022)
				UK Retail Price
				Index excluding
				tobacco

Lehman Brothers Special Financing, Inc.
EUR	80,000	4/26/11	2.11%	French Non-	1,492
				revised Consumer
				Price Index
				excluding tobacco

EUR	80,000	4/26/11	(2.115%)	Euro Non-revised	(360)
				Consumer Price
				Index excluding
				tobacco

Morgan Stanley Capital Services Inc.
EUR	30,000	1/9/37	(2.135%)	Eurostat	(20)
				Eurozone HICP
				excluding tobacco

EUR	110,000	1/9/12	2.1625%	Eurostat	—
				Eurozone HICP
				excluding tobacco

Total					$ (977)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 2/28/07

	Upfront				Fixed payments	Unrealized
Swap counterparty /	premium		Notional	Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**		amount	date	fund per annum	(depreciation)

Deutsche Bank AG
DJ CDX NA IG Series 7	$ —		$ 8,000	12/20/13	(50 bp)	$ (29)

DJ CDX NA IG Series 7
Index 7-10% tranche	—		8,000	12/20/13	55 bp	85

DJ iTraxx Europe Series
6 Version 1	43	EUR	14,000	12/20/13	(40 bp)	(56)

DJ iTraxx Europe Series
6 Version 1 6-9% tranche	—	EUR	14,000	12/20/13	43 bp	70

Goldman Sachs International
DJ CDX NA IG Series 7
Index	—		$13,000	12/20/13	(50 bp)	(46)

DJ CDX NA IG Series 7
Index 7-10% tranche	—		13,000	12/20/13	56 bp	145

Lehman Brothers Special Financing, Inc.
DJ CDX NA IG Series 7
Index	8		13,500	12/20/13	(50 bp)	(40)

DJ CDX NA IG Series 7
Index 7-10% tranche	—		13,500	12/20/13	54.37 bp	137

DJ iTraxx EUR Series 5
Index	54	EUR	10,000	6/20/13	(50 bp)	(98)

DJ iTraxx EUR Series 5
Index 6-9% tranche	—	EUR	10,000	6/20/13	53.5 bp	188

DJ iTraxx Europe Series
6 Version 1 6-9% tranche	—	EUR	17,000	12/20/13	45.25 bp	200

DJ iTraxx Europe Series
6 Version 1	42	EUR	17,000	12/20/13	(40 bp)	(79)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 2/28/07 continued

	Upfront				Fixed payments	Unrealized
Swap counterparty /	premium		Notional	Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**		amount	date	fund per annum	(depreciation)

Morgan Stanley Capital Services, Inc.
DJ CDX NA IG Series 7
Index	$ 8		$14,000	12/20/13	(50 bp)	$ (42)

DJ CDX NA IG Series 7
Index, 7-10% tranche	—		14,000	12/20/13	53 bp	132

DJ iTraxx EUR Series 5
Index	48	EUR	10,000	6/20/13	(50 bp)	(104)

DJ iTraxx EUR Series 5
Index 6-9% tranche	—	EUR	10,000	6/20/13	57 bp	214

Total						$ 677

* Payments related to the reference debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 2/28/07

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $10,276,938)	$10,904,684
Affiliated issuers (identified cost $4,052,146) (Note 5)	4,052,146

Foreign currency (cost $36,658) (Note 1)	37,209

Dividends, interest and other receivables	117,544

Receivable for shares of the fund sold	58,704

Receivable for securities sold	48,518

Unrealized appreciation on swap contracts (Note 1)	37,338

Receivable for variation margin (Note 1)	13,657

Receivable for open forward currency contracts (Note 1)	309

Receivable for closed forward currency contracts (Note 1)	29

Receivable from Manager (Notes 2 and 5)	61,081

Foreign tax reclaim	305

Total assets	15,331,524

LIABILITIES

Payable to subcustodian (Note 2)	829

Payable for securities purchased	96,749

Payable for shares of the fund repurchased	6,422

Payable for investor servicing and custodian fees (Note 2)	9,595

Payable for Trustee compensation and expenses (Note 2)	15,416

Payable for administrative services (Note 2)	1,295

Payable for distribution fees (Note 2)	6,497

Payable for open forward currency contracts (Note 1)	419

Payable for closed swap contracts (Note 1)	520

Written options outstanding, at value (premiums received $1,190) (Notes 1 and 3)	1,662

Premium received on swap contracts (Note 1)	203

Unrealized depreciation on swap contracts (Note 1)	45,516

Other accrued expenses	99,324

Total liabilities	284,447

Net assets	$15,047,077

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$14,146,620

Distributions in excess of net investment income (Note 1)	(6,065)

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	301,625

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	604,897

Total — Representing net assets applicable to capital shares outstanding	$15,047,077

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($12,620,614 divided by 1,141,180 shares)	$11.06

Offering price per class A share (100/94.75 of $11.06)*	$11.67

Net asset value and offering price per class B share ($1,067,517 divided by 96,772 shares)**	$11.03

Net asset value and offering price per class C share ($1,089,538 divided by 98,733 shares)**	$11.04

Net asset value and redemption price per class M share ($158,839 divided by 14,387 shares)	$11.04

Offering price per class M share (100/96.75 of $11.04)*	$11.41

Net asset value, offering price and redemption price per class R share ($1,108 divided by 100 shares)	$11.06

Net asset value, offering price and redemption price per class Y share($109,461 divided by 9,889 shares)	$11.07

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 2/28/07

INVESTMENT INCOME

Interest (including interest income of $95,154 from investments in affiliated issuers) (Note 5)	$ 409,033

Dividends (net of foreign tax of $331)	155,531

Total investment income	564,564

EXPENSES

Compensation of Manager (Note 2)	74,337

Investor servicing fees (Note 2)	7,241

Custodian fees (Note 2)	77,647

Trustee compensation and expenses (Note 2)	23,817

Administrative services (Note 2)	21,017

Distribution fees — Class A (Note 2)	24,997

Distribution fees — Class B (Note 2)	5,688

Distribution fees — Class C (Note 2)	6,041

Distribution fees — Class M (Note 2)	976

Distribution fees — Class R (Note 2)	5

Reports to shareholders	39,928

Registration fees	41,281

Auditing	83,350

Other	23,319

Fees waived and reimbursed by Manager (Notes 2 and 5)	(334,817)

Total expenses	94,827

Expense reduction (Note 2)	(1,252)

Net expenses	93,575

Net investment income	470,989

Net realized gain on investments (Notes 1 and 3)	322,727

Net realized loss on swap contracts (Note 1)	(4,222)

Net realized loss on futures contracts (Note 1)	(6,283)

Net realized loss on foreign currency transactions (Note 1)	(1,271)

Net realized loss on written options (Notes 1 and 3)	(445)

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	1,671

Net unrealized appreciation of investments, futures contracts, swap contracts, and written options during the year	374,556

Net gain on investments	686,733

Net increase in net assets resulting from operations	$1,157,722

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE IN NET ASSETS

	Year ended	Year ended
	2/28/07	2/28/06

Operations:
Net investment income	$ 470,989	$ 228,366

Net realized gain on investments and foreign currency transactions	310,506	29,661

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	376,227	4,186

Net increase in net assets resulting from operations	1,157,722	262,213

Distributions to shareholders: (Note 1)

From ordinary income

Net investment income

Class A	(417,437)	(211,190)

Class B	(21,390)	(1,158)

Class C	(21,825)	(1,068)

Class M	(4,977)	(359)

Class R	(40)	(15)

Class Y	(6,051)	(15)

Net realized short-term gain on investments

Class A	(14,297)	(57,359)

Class B	(1,240)	(1,051)

Class C	(1,191)	(730)

Class M	(181)	(194)

Class R	(1)	(8)

Class Y	(129)	(8)

From net realized long-term gain on investments

Class A	(1,007)	(4,212)

Class B	(78)	(77)

Class C	(71)	(54)

Class M	(14)	(14)

Class R	—*	(1)

Class Y	(10)	(1)

Redemption fees (Note 1)	366	—

Increase from capital share transactions (Note 4)	5,239,102	3,729,014

Total increase in net assets	5,907,251	3,713,713

NET ASSETS

Beginning of year	9,139,826	5,426,113

End of year (including distributions in excess of net investment income of $6,065 and $6,921, respectively)	$15,047,077	$9,139,826
* Amount is less than $1.00.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

			Net							Total			Ratio of net
	Net asset		realized and	Total	From	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net	net realized			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	gain on	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a)	investments	operations	income	investments	distributions	fees	of period	value (%)(b)	(in thousands)	assets (%)(c)	net assets (%)	(%)

CLASS A
February 28, 2007	$10.44	.45(d)	.62	1.07	(.44)	(.01)	(.45)	—(e)	$11.06	10.53	$12,621	.75(d)	4.21(d)	82.66(f)
February 28, 2006	10.49	.38(d)	.01	.39	(.35)	(.09)	(.44)	—	10.44	3.80	8,593	.88(d)	3.58(d)	70.56(f )
February 28, 2005†	10.00	.18(d)	.46	.64	(.14)	(.01)	(.15)	—	10.49	6.36*	5,426	.34* (d)	1.73* (d)	33.75*

CLASS B
February 28, 2007	$10.43	.37(d)	.61	.98	(.37)	(.01)	(.38)	—(e)	$11.03	9.60	$1,068	1.50(d)	3.50(d)	82.66(f )
February 28, 2006††	10.64	.15(d)	(.12)(g)	.03	(.15)	(.09)	(.24)	—	10.43	.25*	233	.81* (d)	1.48* (d)	70.56(f )

CLASS C
February 28, 2007	$10.43	.37(d)	.62	.99	(.37)	(.01)	(.38)	—(e)	$11.04	9.69	$1,090	1.50(d)	3.48(d)	82.66(f)
February 28, 2006††	10.64	.15(d)	(.13)(g)	.02	(.14)	(.09)	(.23)	—	10.43	.23*	221	.81* (d)	1.45* (d)	70.56(f)

CLASS M
February 28, 2007	$10.43	.40(d)	.61	1.01	(.39)	(.01)	(.40)	—(e)	$11.04	9.93	$159	1.25(d)	3.71(d)	82.66(f)
February 28, 2006††	10.64	.17(d)	(.14)(g)	.03	(.15)	(.09)	(.24)	—	10.43	.33*	91	.70* (d)	1.62* (d)	70.56(f )

CLASS R
February 28, 2007	$10.44	.42(d)	.62	1.04	(.41)	(.01)	(.42)	—(e)	$11.06	10.23	$1	1.00(d)	3.95(d)	82.66(f)
February 28, 2006††	10.64	.18(d)	(.13)(g)	.05	(.16)	(.09)	(.25)	—	10.44	.49*	1	.58* (d)	1.70* (d)	70.56(f)

CLASS Y
February 28, 2007	$10.45	.48(d)	.62	1.10	(.47)	(.01)	(.48)	—(e)	$11.07	10.77	$109	.50(d)	4.48(d)	82.66(f)
February 28, 2006†††	10.40	.16(d)	.13(g)	.29	(.15)	(.09)	(.24)	—	10.45	2.80*	1	.30* (d)	1.61* (d)	70.56(f )

    * Not annualized.

    † For the period September 13, 2004 (commencement of operations) to February 28, 2005.

  †† For the period September 12, 2005 (commencement of operations) to February 28, 2006.

††† For the period October 4, 2005 (commencement of operations) to February 28, 2006.

  (a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

  (b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (c) Includes amounts paid through expense offset arrangements (Note 2).

  (d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of each class, as a percentage of its average net assets, reflect a reduction of the following amounts (Notes 2 and 5):

	2/28/07	2/28/06	2/28/05

Class A	2.94%	2.53%	0.95%

Class B	2.94	1.60	—

Class C	2.94	1.60	—

Class M	2.94	1.60	—

Class R	2.94	1.60	—

Class Y	2.94	1.60	—

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes dollar-roll transactions.

(g) The amount of net realized and unrealized gain (loss) shown for a share outstanding for the period ending February 28, 2006, does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the portfolio.

The accompanying notes are an integral part of these financial statements.

48 49

Notes to financial statements 2/28/07

Note 1: Significant accounting policies

Putnam Income Strategies Fund (the “fund”), is a series of Putnam Funds Trust (the “trust”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks current income consistent with what Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes to be prudent risk. Capital appreciation is a secondary goal. The fund will invest primarily in a combination of bonds and common stocks of U.S. and non-U.S. companies. The bonds are either investment grade or below investment grade in quality with intermediate to long-term maturities. The fund may also invest in mortgage backed securities. The equities offer the potential for current income and capital growth from mainly large companies.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.25% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

Effective October 2, 2006, a 1.00% redemption fee may apply on any shares purchased on or after such date that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. Prior to October 2, 2006, a 2.00% redemption fee applied to any shares that were redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At February 28, 2007, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

E) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

F) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

G) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

H) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

I) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. Certain total return swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

J) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. Certain interest rate swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

K) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront or periodic payment to a counter party, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. Payments are made upon a credit default event of the disclosed primary referenced obligation or all other equally ranked obligations of the reference entity. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Risks of loss may exceed amounts recognized on the statement of assets and liabilities. Credit default contracts outstanding at period end, if any, are listed after the fund’s portfolio.

L) TBA purchase commitments The fund may enter into “TBA” (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is “marked-to-market” daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

M) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is “marked-to-market” daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

N) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

O) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending February 29, 2008 $777 of losses recognized during the period November 1, 2006 to February 28, 2007.

P) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of nontaxable dividends, unrealized and realized gains and losses on certain futures contracts, income on swap contracts and redesignation of taxable income. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended February 28, 2007, the fund reclassified $1,587 to decrease distributions in excess of net investment income with a decrease to accumulated net realized gains of $1,587.

The tax basis components of distributable earnings and the federal tax cost as of February 28, 2007, were as follows:

Unrealized appreciation	$ 752,020
Unrealized depreciation	(124,827)
————————————
Net unrealized appreciation	627,193
Undistributed short term gain	51,896
Undistributed long term gain	242,024
Post-October loss	777
Cost for federal income tax purposes	$14,329,637

Q) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and
other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, 0.38% of the next $5 billion, 0.37% of the next $5 billion, 0.36% of the next $5 billion, 0.35% of the next $5 billion, 0.34% of the next $5 billion, 0.33% of the next $8.5 billion and 0.32% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through February 29, 2008 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses.

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through February 29, 2008, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, credits from Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC, payments under the fund’s distribution plans and expense reductions in connection with investments in Putnam Prime Money Market Fund) would exceed an annual rate of 0.50% of the fund’s average net assets. Prior to April 1, 2006, the expense limitation was 0.75% of the fund’s average net assets.

For the year ended February 28, 2007, the fund’s expenses were limited to the lower of the limits specified above and accordingly, fund expenses totaling $332,889 were waived from the fund. Of this amount, Putnam Management waived $74,337 related to its management fee.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets were provided by PFTC and by State Street Bank and Trust Company. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the year ended February 28, 2007, the fund incurred $81,325 for custody and investor servicing agent functions provided by PFTC.

Under the subcustodian contract between the subcustodian bank and PFTC, thesubcustodian bank has a lien on the securities of the fund to the extent permitted by the fund’s investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At February 28, 2007, the payable to the subcustodian bank represents the amount due for cash advanced for the settlement of securities purchased.

The fund has entered into arrangements with PFTC and State Street Bank and Trust Company whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. For the year ended February 28, 2007, the fund’s expenses were reduced by $1,252 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $247, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended February 28, 2007, Putnam Retail Management, acting as underwriter, received net commissions of $3,014 and no monies from the sale of class A and class M shares, respectively, and received $64 and $20 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended February 28, 2007, Putnam Retail Management, acting as underwriter, received $374 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the year ended February 28, 2007, cost of purchases and proceeds from sales of investment securities other than U.S. government securities and short-term investments aggregated $9,181,727 and $6,687,027, respectively. Purchases and sales of U.S. government securities aggregated $34,383 and $1,201,802, respectively.

Written option transactions during the year ended February 28, 2007 are summarized as follows:

		Contract	Premiums
		Amounts	Received

Written options outstanding
at beginning of year	JPY	87,700,000	$ 1,266
	AUD	—	—

Options opened	JPY	58,176,000	1,091
	AUD	210,000	99

Options exercised	JPY	—	—
	AUD	—	—

Options expired	JPY	—	—
	AUD	—	—

Options closed	JPY	(87,700,000)	(1,266)
	AUD	—	—

Written options outstanding
at end of year	JPY	58,176,000	1,091
	AUD	210,000	99

Note 4: Capital shares

At February 28, 2007, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Year ended 2/28/07:
Shares sold	370,916	$4,008,815

Shares issued in connection with
reinvestment of distributions	38,482	413,407

	409,398	4,422,222

Shares repurchased	(90,977)	(972,369)

Net increase	318,421	$3,449,853

Year ended 2/28/06:
Shares sold	285,766	$2,977,911

Shares issued in connection with
reinvestment of distributions	26,165	271,611

	311,931	3,249,522

Shares repurchased	(6,206)	(64,683)

Net increase	305,725	$3,184,839

CLASS B	Shares	Amount

Year ended 2/28/07:
Shares sold	101,918	$1,089,882

Shares issued in connection with
reinvestment of distributions	1,731	18,683

	103,649	1,108,565

Shares repurchased	(29,215)	(312,658)

Net increase	74,434	$ 795,907

For the period 9/12/05 (commencement of operations) to 2/28/06:
Shares sold	22,243	$ 230,695

Shares issued in connection with
reinvestment of distributions	221	2,287

	22,464	232,982

Shares repurchased	(126)	(1,305)

Net increase	22,338	$ 231,677

CLASS C	Shares	Amount

Year ended 2/28/07:
Shares sold	78,823	$846,356

Shares issued in connection with
reinvestment of distributions	1,057	11,401

	79,880	857,757

Shares repurchased	(2,327)	(24,730)

Net increase	77,553	$833,027

For the period 9/12/05 (commencement of operations) to 2/28/06:
Shares sold	21,139	$219,172

Shares issued in connection with
reinvestment of distributions	136	1,416

	21,275	220,588

Shares repurchased	(95)	(981)

Net increase	21,180	$219,607

CLASS M	Shares	Amount

Year ended 2/28/07:
Shares sold	10,820	$114,692

Shares issued in connection with
reinvestment of distributions	478	5,138

	11,298	119,830

Shares repurchased	(5,620)	(60,657)

Net increase	5,678	$ 59,173

For the period 9/12/05 (commencement of operations) to 2/28/06:
Shares sold	8,654	$ 90,277

Shares issued in connection with
reinvestment of distributions	55	567

	8,709	90,844

Shares repurchased	—	—

Net increase	8,709	$ 90,844

CLASS R		Shares	Amount

Year ended 2/28/07:
Shares sold		—	$ —

Shares issued in connection with
reinvestment of distributions		4	41

		4	41

Shares repurchased		—	—

Net increase		4	$ 41

For the period 9/12/05 (commencement of operations) to 2/28/06:
Shares sold		93	$1,001

Shares issued in connection with
reinvestment of distributions		3	23

		96	1,024

Shares repurchased		—	—

Net increase		96	$1,024

CLASS Y		Shares	Amount

Year ended 2/28/07:
Shares sold		22,841	$ 241,968

Shares issued in connection with
reinvestment of distributions		579	6,190

		23,420	248,158

Shares repurchased		(13,629)	(147,057)

Net increase		9,791	$ 101,101

For the period 10/4/05 (commencement of operations) to 2/28/06:
Shares sold		96	$ 1,000

Shares issued in connection with
reinvestment of distributions		2	23

		98	1,023

Shares repurchased		—	—

Net increase		98	$ 1,023

At February 28, 2007, Putnam, LLC owned the following shares:

	Shares	% of outstanding	Total value of
	owned	shares	owned shares

A	551,144	48.3%	$6,095,653

M	100	0.7%	1,104

R	100	100.0%	1,108

Y	103	1.0%	1,140

Note 5: Investment in Putnam Prime Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended February 28, 2007, management fees paid were reduced by $1,928 relating to the fund’s investment in Putnam Prime Money Market

Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $95,154 for the year ended February 28, 2007. During the year ended February 28, 2007, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $8,280,186 and $4,596,102, respectively.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division (“MSD”) in connection with excessive short-term trading by certain former Putnam employees and, in the case of charges brought by the MSD, excessive short-term trading by participants in some Putnam-administered 401(k) plans. Putnam Management agreed to pay $193.5 million in penalties and restitution, of which $153.5 million will be distributed to certain open-end Putnam funds and their shareholders after the SEC and MSD approve a distribution plan being developed by an independent consultant. The allegations of the SEC and MSD and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits filed against Putnam Management and, in a limited number of cases, against some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 7: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation will become effective for fiscal years beginning after December 15, 2006 but will also apply to tax positions reflected in the fund’s financial statements as of that date. No determination has been made whether the adoption of the Interpretation will require the fund to make any adjustments to its net assets or have any other effect on the fund’s financial statements. The effects of implementing this pronouncement, if any, will be noted in the fund’s next semiannual financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

Federal tax information and brokerage
commissions (Unaudited)

Federal tax information

Pursuant to Section 852 of the Internal Revenue Code, as amended, the fund hereby designates $242,492 as long term capital gain, for its taxable year ended February 28, 2007.

The fund designated 18.80% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For its tax year ended February 28, 2007, the fund hereby designates 19.21%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 you receive in January 2008 will show the tax status of all distributions paid to your account in calendar 2007.

Brokerage commissions

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s Global Asset Allocation group for the year ended February 28, 2007. The other Putnam mutual funds in this group are Putnam Asset Allocation: Balanced Portfolio, Putnam Asset Allocation: Conservative Portfolio, Putnam Asset Allocation: Growth Portfolio, Putnam RetirementReady Funds, and Putnam VT Global Asset Allocation Fund.

The top five firms that received brokerage commissions for trades executed for the Global Asset Allocation group are (in descending order) Merrill Lynch, Citigroup Global Markets, Morgan Stanley Dean Witter, Goldman Sachs, and UBS Warburg. Commissions paid to these firms together represented approximately 51% of the total brokerage commissions paid for the year ended February 28, 2007.

Commissions paid to the next 10 firms together represented approximately 29% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bank of America, Bear Stearns & Company, CIBC World Markets, Credit Suisse First Boston, Deutsche Bank Securities, JPMorgan Clearing, Lehman Brothers, RBC Capital Markets, SG Cowen, and Wachovia Securities.

Commission amounts do not include “mark-ups” paid on bond or derivative trades made directly with a dealer. Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

About the Trustees

Jameson A. Baxter (Born 1943), Trustee since 1994, Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), the Mutual Fund Directors Forum, Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (Born 1940), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Myra R. Drucker (Born 1948), Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a director of New York Stock Exchange LLC, a wholly-owned subsidiary of the publicly-traded NYSE Group, Inc., a director of Interactive Data Corporation (a provider of financial market data, analytics, and related services to financial institutions and individual investors), and an advisor to RCM Capital Management (an investment management firm).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets.

Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company’s pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (Born 1942), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company and various private companies controlled by First Reserve Corporation, as well as Chairman of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College. Until 2005, he was a Director of Continuum Health Partners of New York.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Paul L. Joskow (Born 1947), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid plc (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the Board of Overseers of the Boston Symphony Orchestra. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies — serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (Born 1938), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. Until 2005, she was a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler (Born 1949), Trustee since 2006

Mr. Leibler is a founding partner of and advisor to the Boston Options Exchange, the nation’s newest electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also lead director of Ruder Finn Group, a global communications and advertising firm; and a director of Northeast Utilities, which operates New England’s largest energy delivery system. Prior to 2007, he served as a director of the Optimum Funds group. Prior to October 2006, he served as a director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, he served as President and Chief Operating Officer of the American Stock Exchange, and is the youngest person in Exchange history to hold the title of President. Prior to serving as Amex President, he held the position of Chief Financial Officer, and headed its management and marketing operations. Mr. Leibler graduated magna cum laude with a degree in economics from Syracuse University, where he was elected Phi Beta Kappa.

Robert E. Patterson (Born 1945), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center and as a Director of Brandywine Trust Group, LLC. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

W. Thomas Stephens (Born 1942), Trustee since 1997

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Until 2005, Mr. Stephens was a director of TransCanadaPipelines, Ltd. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (Born 1945), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (Born 1948), Trustee since 2004

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”). He is a member of Putnam Investments’ Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as a Trustee of Dartmouth College, and he is a member of the Partners HealthCare Systems Investment Committee. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

George Putnam, III* (Born 1951), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School and Shore Country Day School, and until 2002 was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of February 28, 2007, there were 106 Putnam Funds. All Trustees serve as Trustees of all Putnam funds. Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be “interested persons” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Haldeman and Putnam, III are deemed “interested persons” by virtue of their positions as officers of the fund, Putnam Management or Putnam Retail Management and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments.

Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (Born 1938)
Executive Vice President, Principal Executive Officer, Associate
Treasurer, and Compliance Liaison

Since 1989

Jonathan S. Horwitz (Born 1955)
Senior Vice President and Treasurer

Since 2004

Prior to 2004, Managing Director,
Putnam Investments

Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer

Since 2002

Senior Managing Director, Putnam Investments

Janet C. Smith (Born 1965)
Vice President, Principal Accounting Officer and Assistant Treasurer

Since 2007

Managing Director, Putnam Investments and Putnam Management

Susan G. Malloy (Born 1957)
Vice President and Assistant Treasurer

Since 2007

Managing Director, Putnam Investments

Beth S. Mazor (Born 1958)
Vice President

Since 2002

Managing Director, Putnam Investments

James P. Pappas (Born 1953)
Vice President

Since 2004

Managing Director, Putnam Investments and Putnam Management. During 2002, Chief Operating Officer, Atalanta/Sosnoff Management Corporation

Richard S. Robie, III (Born 1960)
Vice President

Since 2004

Senior Managing Director, Putnam Investments, Putnam Management and Putnam Retail Management. Prior to 2003, Senior Vice President, United Asset Management Corporation

Francis J. McNamara, III (Born 1955)
Vice President and Chief Legal Officer

Since 2004

Senior Managing Director, Putnam Investments, Putnam Management and Putnam Retail Management. Prior to 2004, General Counsel, State Street Research & Management Company

Robert R. Leveille (Born 1969)
Chief Compliance Officer

Since 2007

Managing Director, Putnam Investments, Putnam Management, and Putnam Retail Management. Prior to 2005, member of Bell Boyd & Lloyd LLC. Prior to 2003, Vice President and Senior Counsel, Liberty Funds Group LLC

Mark C. Trenchard (Born 1962)
Vice President and BSA Compliance Officer

Since 2002

Managing Director, Putnam Investments

Judith Cohen (Born 1945)
Vice President, Clerk and Assistant Treasurer

Since 1993

Wanda M. McManus (Born 1947)
Vice President, Senior Associate Treasurer and Assistant Clerk

Since 2005

Nancy E. Florek (Born 1957)
Vice President, Assistant Clerk, Assistant Treasurer
and Proxy Manager

Since 2005

The address of each Officer is One Post Office Square, Boston, MA 02109.

The Putnam Family of Funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds
Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund*
Vista Fund
Voyager Fund

Blend funds
Capital Appreciation Fund
Capital Opportunities Fund*
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund®
Utilities Growth and Income Fund

Value funds
Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund*

Income funds
American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*
High Yield Trust*
Income Fund
Limited Duration Government Income Fund
Money Market Fund†
U.S. Government Income Trust

Tax-free income funds
AMT-Free Insured Municipal Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund§
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Massachusetts, Michigan, Minnesota,
New Jersey, New York, Ohio, and Pennsylvania

Asset allocation funds

Income Strategies Fund
Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady® Funds

Putnam RetirementReady Funds — ten investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a
target date for withdrawing assets.

The ten funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance at www.putnam.com.

Services for shareholders

Investor services

Help your investment grow Set up a program for systematic investing from a Putnam fund or from your own savings or checking account. (Regular investing does not guarantee a profit or protect against loss in a declining market.)

Switch funds easily You can move money from one Putnam fund to another within the same class of shares without a service charge.

This privilege is subject to change or termination. An exchange of funds may result in a taxable event. In addition, a 1% redemption fee will be applied to shares exchanged or sold within 7 days of purchase, and, for certain funds, this fee applies on total assets redeemed or exchanged within 90 days of purchase.

Access your money easily You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

How to buy additional shares You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

For more information

Visit www.putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Judith Cohen
Putnam Investment	George Putnam, III	Vice President, Clerk and Assistant Treasurer
Management, LLC	President
One Post Office Square		Wanda M. McManus
Boston, MA 02109	Charles E. Porter	Vice President, Senior Associate Treasurer
	Executive Vice President, Principal	and Assistant Clerk
Marketing Services	Executive Officer, Associate Treasurer,
Putnam Retail Management	and Compliance Liaison	Nancy E. Florek
One Post Office Square		Vice President, Assistant Clerk,
Boston, MA 02109	Jonathan S. Horwitz	Assistant Treasurer and Proxy Manager
Senior Vice President and Treasurer
Custodians
Putnam Fiduciary Trust Company,	Steven D. Krichmar
State Street Bank and Trust Company	Vice President and Principal Financial Officer

Legal Counsel	Janet C. Smith
Ropes & Gray LLP	Vice President, Principal Accounting Officer
and Assistant Treasurer
Independent Registered Public
Accounting Firm	Susan G. Malloy
PricewaterhouseCoopers LLP	Vice President and Assistant Treasurer

Trustees	Beth S. Mazor
John A. Hill, Chairman	Vice President
Jameson Adkins Baxter, Vice Chairman
Charles B. Curtis	James P. Pappas
Myra R. Drucker	Vice President
Charles E. Haldeman, Jr.
Paul L. Joskow	Richard S. Robie, III
Elizabeth T. Kennan	Vice President
Kenneth R. Leibler
Robert E. Patterson	Francis J. McNamara, III
George Putnam, III	Vice President and Chief Legal Officer
W. Thomas Stephens
Richard B. Worley	Robert R. Leveille
Chief Compliance Officer

Mark C. Trenchard
Vice President and BSA Compliance Officer

This report is for the information of shareholders of Putnam Income Strategies Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109
www.putnam.com
1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured	May Lose Value	No Bank Guarantee

AN103 242612 4/07

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) None

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Stephens, Mr. Leibler and Mr. Hill meets the financial literacy requirements of the New York Stock Exchange's rules and qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

February 28, 2007	$74,733	$3	$3,942	$4,664
February 28, 2006	$38,335	$--	$2,947	$ -

For the fiscal years ended February 28, 2007 and February 28, 2006, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $207,935 and $172,768 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to valuation of derivative securities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees
February 28,
2007	$ -	$ 67,855	$ -	$ -
February 28
, 2006	$ -	$ 62,968	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Effective January 1, 2007, the fund retained State Street Bank and Trust Company ("State Street") as its custodian. Putnam Fiduciary Trust Company, the fund's previous custodian, is managing the transfer of the fund's assets to State Street. This transfer is expected to be completed for all Putnam funds during the first half of 2007, with PFTC remaining as custodian with respect to fund assets until the assets are transferred. Also effective January 1, 2007, the fund's investment manager, Putnam Investment Management, LLC entered into a Master Sub-Accounting Services Agreement with State Street, under which the investment manager has delegated to State Street responsibility for providing certain administrative, pricing, and bookkeeping services for the fund.

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: April 27, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: April 27, 2007

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: April 27, 2007